UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07583

HSBC ADVISOR FUNDS TRUST
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31

Date of reporting period: April 30, 2009

Item 1. Reports to Stockholders.

HSBC Global Asset Management (USA) Inc.

April 30th, 2009

HSBC Investor Funds

Semi-Annual Report

FIXED INCOME FUNDS

EQUITY FUNDS

HSBC Investor Core Plus
Fixed Income Fund (Advisor)

HSBC Investor Growth Fund

HSBC Investor Mid-Cap Fund

HSBC Investor Core Plus
Fixed Income Fund

HSBC Investor Opportunity Fund

HSBC Investor Intermediate Duration
Fixed Income Fund

HSBC Investor Opportunity Fund (Advisor)

HSBC Investor Overseas Equity Fund/

HSBC Investor New York Tax-Free
Bond Fund

HSBC Investor International Equity Fund

HSBC Investor Value Fund

This page is intentionally left blank.

Glossary of Terms

Barclays Capital U.S. Intermediate Aggregate Bond Index (formerly Lehman Brothers Intermediate U.S. Aggregate Index) is an unmanaged index generally representative of investment-grade issues with maturities between three- and ten-years.

Barclays Capital New York Tax Exempt Index (formerly Lehman Brothers New York Tax Exempt Index) is an unmanaged index composed of investment grade New York tax-exempt securities, all having a $50 million minimum maturity value.

Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Index) is an unmanaged index generally representative of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Gross Domestic Product (“GDP”) is the measure of the market value of the goods and services produced by labor and property in the United States.

Lipper Intermediate Investment-Grade Debt Funds Average is an average of the performance of managed mutual funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five- to ten-years.

Lipper International Large-Cap Value Funds is an average of the performance of managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI.

Lipper Large-Cap Growth Funds Average is an average of managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Large-Cap Core Funds is an average of the performance of managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Mid-Cap Growth Funds Average is an average of the performance of managed mutual of managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the Standard & Poor’s MidCap 400 Index.

Lipper New York Municipal Debt Funds Average is an average of the performance of managed mutual funds that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York or a city in New York.

Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

The Russell Universe - Russell is a recognized leader in consulting, multi-manager investing and institutional investment management. Russell’s consultants advise clients on more than $2 trillion in assets. Russell delivers investment programs to over 2,000 clients in 44 countries. With more than $230 billion in assets in our funds, Russell researchers meet with over 4,000 investment managers around the world to evaluate their investment process.

Russell 1000® Growth Index is an unmanaged index which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index is an unmanaged index which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Index is an unmanaged index which measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2500™ Growth Index is an unmanaged index which measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s MidCap 400 Index (“S&P MidCap 400”) is an unmanaged index comprised of 400 domestic stocks chosen for market size (median market capitalization of $50 Million to $3.3 billion), liquidity and industry group representation.

Standard & Poor’s 500 Index (“S&P 500”) is an unmanaged index that is widely regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index.

Chairman’s Message

Dear Shareholder,

The difficulties in the markets that I mentioned in my last letter continued for the period covered by this semi-annual financial report. In response, governments around the world announced programs of varying types designed to provide support to key industries and generally promote economic activity.

In the face of these market conditions, investors have seen the value of their portfolios decrease, in some cases dramatically. Even money market funds, which are considered by many to be “safe havens” have not been immune from these conditions. In October 2008, a large U.S.-registered money market fund experienced significant market depreciation of some of its portfolio holdings and announced that its price per share had sunk below $1.00.

The U.S. government has responded to this situation with a number of programs. Several were designed to support the credit markets by encouraging investments in money market instruments. Another program was specifically aimed at supporting investor confidence in money market funds. The U.S. Treasury offered money market funds the opportunity to participate in a temporary guarantee program under which a participating fund would receive financial support from the Treasury if its price per share were to depreciate below $1.00. Most money market funds in the U.S. participated in this program.

The Board of Trustees of the HSBC Investor Funds has actively monitored these developments and, along with the Funds’ adviser, has taken actions designed to support the financial interests of the Funds’ shareholders. For example, most of the HSBC Investor money market funds have participated in the Treasury’s Temporary Guarantee Program. The sole exception was the HSBC Investor U.S. Treasury Money Market Fund, which invests in obligations issued by the U.S. Treasury.

The Board continues to work with the Adviser on evaluating investment options and taking actions designed to benefit the shareholders. We remain committed to managing the HSBC Investor Funds in a prudent manner for long-term performance, while taking advantage of short-term market movements.

For commentary on the Funds’ investment results, please read the portfolio managers’ analysis of current market conditions.

After 22 years of serving as the Chairman of the Funds’ Board of Trustees, I will be stepping down, effective July 1, 2009; however, I will continue as a trustee. Michael Seely, who has also been a trustee of the funds since their inception, will be taking over as chairman on that date. I would like to take this time to thank you for the opportunity to serve as Chairman and for your continuing investments with the HSBC Investor Funds.

Sincerely,
Larry M. Robbins, Chairman, HSBC Investor Funds

1	HSBC INVESTOR FAMILY OF FUNDS

Commentary From the Investment Manager

HSBC Global Asset Management (USA) Inc.

U.S. Economic Review

Several factors weighed on the U.S. economy during the six-month period between November 1, 2008 and April 30, 2009. Employment continued to decline, causing weakness in consumer spending. The decline in consumer spending also reflected falling prices for goods and services, particularly oil and gas. Consumer spending accounts for more than two-thirds of U.S. economic activity, so slower spending posed a significant threat to economic growth.

Housing values continued to decline in the wake of the subprime mortgage crisis. Foreclosures mounted, forcing financial firms to continue writing down the value of their assets in mortgage-related securities. The federal government responded by designating $1 trillion to help investors buy distressed loans and other assets from U.S. banks. Meanwhile, U.S. automakers struggled with a steep decline in sales and sought a federal bailout in order to avoid bankruptcy.

The Federal Reserve Board acted aggressively as it attempted to ameliorate the credit situation and stimulate the economy. The Fed in December reduced the federal funds rate, its target short-term interest rate, from 1.00% to a range between 0.00% and 0.25% in order to inject liquidity into the financial markets.

In addition, in December, the National Bureau of Economic Research announced that the United States had officially been in a recession since the previous December. The U.S. economy contracted substantially during the period under review: Gross domestic product decreased at annualized rates of 6.3% during the fourth quarter of 2008 and 5.7% in the first quarter of 2009.

Meanwhile, governments across the globe took unprecedented measures to fight the slowdown—the first synchronized global recession since World War II. The G-20, which includes 20 developed and emerging countries with some of the world’s largest economies, agreed on a $1.1 trillion program that the International Monetary Fund would use to help afflicted countries boost economic activity. Both the U.S. and U.K. governments attempted to stimulate lending via quantitative easing, in addition to maintaining target short-term interest rates near zero. Quantitative easing increases the amount of money in circulation by boosting the supply of credit and thus stimulating the flow of money around the economy.

Market Review

Investors during most of this six-month period responded to the uncertain economic environment by fleeing from the perceived risk of stocks and into the perceived safety of high-quality bonds. U.S. stock returns were volatile during this time, as grim economic news and the emerging federal response to the crisis caused traders to react aggressively in response to new data. The U.S. market recovered between early March and the end of April, as investors anticipating improving economic and market conditions sought to capitalize on low valuations. The period ended with the stock market’s best six-week performance since 1938. For the period as a whole the S&P 500 Index1 returned -8.52%, while the small-cap Russell 2000® Index1 lost 8.40%.

Foreign stocks generally posted losses, with the MSCI EAFE Index1 of developed foreign stock markets falling -2.35% during the period under review. Investors sold foreign stocks due to a general aversion to risk, and because of concerns about the repercussions from the turmoil in the credit markets. Emerging markets were mixed during the period. These shares suffered as investors sold assets they perceived to be risky, then rebounded powerfully later in the period as risk aversion decreased and commodity prices rebounded.

The fixed-income markets experienced several distinct environments during the six-month period. The worsening global recession fueled a flight to quality in November as investors sought out the most conservative and secure fixed-income investments—in particular Treasury securities. As the financial crisis began to recede, demand rose for higher-risk fixed-income securities such as corporate and government agency issues. The Barclays Capital U.S. Aggregate Bond Index1, which tracks the broad fixed-income market, returned 7.74% for the six months through April.

[1]	For additional information, please refer to the Glossary of Terms.

HSBC INVESTOR FAMILY OF FUNDS	2

Portfolio Reviews

HSBC Investor Core Plus Fixed Income Fund
(Class A Shares, B Shares, C Shares and I Shares) by Halbis Capital Management (USA) Inc., Broad Markets Fixed Income Team

The HSBC Investor Core Plus Fixed Income Fund (the “Fund”) seeks to maximize total return, consistent with reasonable risk. The “total return’’ sought by the Fund consists of income earned on investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund utilizes a two-tier structure, commonly known as a “master-feeder” structure, in which the Fund invest all of its investable assets in the HSBC Investor Core Plus Fixed Income Portfolio (the “Portfolio”). The Portfolio employs Halbis Capital Management (USA) Inc. as subadviser.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk and a lower rate of return than longer-term bonds.

The mortgage market in the U.S. recently experienced difficulties that may adversely affect the performance and market value of certain mortgage-related investments.

Market Commentary

For the six-month period ended April 30, 2009, the Class I Shares of the Fund produced a 6.10% total return, and the Class A Shares returned 5.99% (without sales charge). That compared to a total return of 7.74% and 5.87% for the Barclays Capital U.S. Aggregate Bond Index1 and the Lipper Intermediate Investment-Grade Debt Funds Average1, respectively.

Past performance is no guarantee of future results.

Portfolio Performance

The fixed-income markets experienced several distinct environments during the six-month period. The worsening global recession fueled a flight to quality in November as investors sought out the most conservative and secure fixed-income investments—in particular Treasury securities, followed by a significant rally in December. The market came under heavy pressure in February, followed by a strong rally in March and April. As the financial crisis began to recede, demand rose for higher-risk fixed-income securities such as corporate and government agency issues.

The Fund held a relatively heavy weighting in corporate and other non-Treasury bonds. We saw opportunities among such bonds, which we believed were not properly valued in the early part of the period. That focus on corporate bonds and other non-Treasury securities initially weighed on relative performance, but boosted returns against the benchmark as investors became less risk-averse during the second half of the period. The Fund maintained a high credit rating throughout the period, though it did have a modest exposure to securities rated below investment grade.*

We maintained an average maturity that was neutral to that of the benchmark. We focused the Fund’s portfolio largely on intermediate-term securities, which in our estimation offered the most compelling values among corporate issues.*,2

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

[2]	The current management team took over management of the Fund on February 1, 2009.

3	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Core Plus Fixed Income Fund - As of April 30, 2009

Fund Performance			Average Annual Total Return (%)				Expense Ratio (%)[5]

As of April 30, 2009	Inception Date	Six Months†	1 Year	5 Year	10 Year	Since Inception	Gross	Net

HSBC Investor Core Plus Fixed Income Fund Class A1	8/26/96	0.99	-7.11	1.71	3.68	4.51	1.46	0.70

HSBC Investor Core Plus Fixed Income Fund Class B2	1/6/98	1.59	-6.96	1.94	3.72	3.80	2.21	1.45

HSBC Investor Core Plus Fixed Income Fund Class C3	11/4/98	4.61	-4.18	1.90	3.41	3.45	2.21	1.45

HSBC Investor Core Plus Fixed Income Fund Class I**	1/9/95	6.10	-2.23	2.99	4.60	5.90	0.72	0.45

Barclays Capital U.S. Aggregate Bond Index[4]	—	7.74	3.84	4.78	5.71	N/A	N/A	N/A

Lipper Intermediate Investment-Grade Debt Funds Average[4]	—	5.87	-3.13	2.12	3.92	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2009 through March 1, 2010.

During the years ended October 31, 2007 and 2008, the Portfolio the Fund invests in received monies related to certain nonrecurring litigation settlements. Without the receipt of this payment, the returns for the applicable periods would have been lower.

**	The Class I Shares of the HSBC Core Plus Fixed Income Fund are part of the Advisor Funds Trust.

[1]	Reflects the maximum sales charge of 4.75%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated February 27, 2009.

†	Aggregate total return.

The Fund’s performance is measured against the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Index), an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one-year. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	4

Portfolio Reviews

HSBC Investor Intermediate Duration Fixed Income Fund
(Class A Shares, B Shares, C Shares and I Shares) by Halbis Capital Management (USA) Inc., Broad Markets Fixed Income Team

The HSBC Investor Intermediate Duration Fixed Income Fund (the “Fund”) seeks to maximize total return, consistent with reasonable risk. The “total return’’ sought by the Fund consists of income earned on investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund utilizes a two tier structure, commonly known as “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Investor Intermediate Duration Fixed Income Portfolio (the “Portfolio”). Under normal market conditions, the Portfolio invest at least 80% of its net assets in fixed income securities. The Portfolio expects to maintain an average portfolio duration with respect to fixed income securities of 3 to 6 years. The Portfolio employs Halbis Capital Management (USA) Inc. as subadviser.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The mortgage market in the U.S. recently experienced difficulties that may adversely affect the performance and market value of certain mortgage-related investments.

Market Commentary

The Fund returned 5.53% (without sales charge) for the Class A Shares and 5.64% for the Class I Shares during the six-month period ended April 30, 2009. That compared to a total return of 7.12% and 5.87% for the Barclays Capital U.S. Intermediate Aggregate Bond Index1 and the Lipper Intermediate Investment-Grade Debt Funds Average1.

Past performance is no guarantee of future results.

Portfolio Performance

The fixed-income markets were turbulent to begin the period as the global economic recession continued to worsen. Seeking safety, investors in the fixed-income market favored high-quality securities such as Treasuries. A year-end rally was followed by a significant decline in credit markets in February. A more sustained rally began in March. As the period continued, the financial crisis diminished and investors began seeking higher-risk fixed-income securities such as corporate and government agency issues.

We positioned the Fund with a heavy exposure to corporate and other non-Treasury bonds, as such, securities offered strong yields compared to Treasuries. That strategy dragged on relative performance early in the period, but boosted Class I Share returns against the benchmarks as demand for higher-risk securities increased later in the period. Issues with high credit ratings made up the bulk of the Fund’s portfolio throughout the period, though it did have a modest exposure to securities rated below investment grade.

The Fund’s average maturity was positioned close to that of its benchmark, and its portfolio was focused largely on intermediate-term securities. We believed such securities offered the most compelling values among corporate issues.*,2

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

[2]	The current management team took over management of the Fund on February 1, 2009.

5	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Intermediate Duration Fixed Income Fund - As of April 30, 2009

Fund Performance			Average Annual Total Return (%)			Expense Ratio (%)[5]

As of April 30, 2009	Inception Date	Six Months†	1 Year	5 Year	Since Inception	Gross	Net

HSBC Investor Intermediate Duration Fixed Income Fund Class A1	2/7/01	0.56	-5.01	2.05	3.28	1.76	0.65

HSBC Investor Intermediate Duration Fixed Income Fund Class B2	2/15/01	1.12	-4.85	2.28	3.32	2.51	1.40

HSBC Investor Intermediate Duration Fixed Income Fund Class C3	2/13/01	4.13	-1.97	2.31	3.10	2.51	1.40

HSBC Investor Intermediate Duration Fixed Income Fund Class I	1/23/01	5.64	-0.03	3.31	4.23	1.51	0.40

Barclays Capital U.S. Intermediate Aggregate Bond Index[4]	—	7.12	4.30	4.74	N/A	N/A	N/A

Lipper Intermediate Investment-Grade Debt Funds Average[4]	—	5.87	-3.13	2.12	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2009 through March 1, 2010.

During the years ended October 31, 2007 and 2008, the Portfolio the Fund invests in received monies related to certain nonrecurring litigation settlements. Without the receipt of this payment, the returns for applicable periods would have been lower.

[1]	Reflects the maximum sales charge of 4.75%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated February 27, 2009.

†	Aggregate total return.

The Fund’s performance is measured against the Barclays Capital U.S. Intermediate Aggregate Bond Index (formerly Lehman Brothers Intermediate U.S. Aggregate Index), an unmanaged index generally representative of investment-grade issues with maturities between three- and ten-years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	6

Portfolio Reviews

HSBC Investor New York Tax-Free Bond Fund
(Class A Shares, B Shares, C Shares and I Shares) by Halbis Capital Management (USA) Inc., Broad Markets Fixed Income Team

The HSBC Investor New York Tax-Free Bond Fund (the “Fund”) seeks to provide shareholders with income exempt from regular federal, New York State and New York City personal income taxes. The Fund employs Halbis Capital Management (USA) Inc. as subadviser.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk and a lower rate of return than longer-term bonds.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Regional funds may be subject to additional risks, since the issues they invest in are located in one geographical location.

Market Commentary

The Fund delivered a total return of 6.73% (without sales charge) for Class A Shares and 6.86% for Class I Shares for the six-month period ended April 30, 2009. That compared to 7.73% and 6.51% for the Fund’s benchmarks, the Barclays Capital New York Tax Exempt Index1 and the Lipper New York Municipal Debt Funds Average1, respectively.

Past performance does not guarantee future results.

Portfolio Performance

Factors contributing to performance for the period included an underweight in low- to medium-quality credits, which performed better as risk appetite returned to the marketplace. In addition, the Fund was generally shorter in duration than the benchmark during a period where the long end of the municipal curve rallied from the unexpected return of long-end participants (i.e. hedge funds and insurance companies). In this case, our cautious stance weighed on relative returns.*,2

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

[2]	The current management team took over management of the Fund on February 1, 2009.

7	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor New York Tax-Free Bond Fund - As of April 30, 2009

Fund Performance			Average Annual Total Return (%)				Expense Ratio (%)[5]

As of April 30, 2009	Inception Date	Six Months†	1 Year	5 Year	10 Year	Since Inception	Gross	Net

HSBC Investor New York Tax-Free Bond Fund Class A1	5/1/95	1.66	-1.70	2.22	3.30	4.38	0.84	0.84

HSBC Investor New York Tax-Free Bond Fund Class B2	1/6/98	2.35	-1.50	2.47	3.34	3.53	1.59	1.59

HSBC Investor New York Tax-Free Bond Fund Class C3	11/4/98	5.22	1.46	2.44	3.02	3.01	1.59	1.59

HSBC Investor New York Tax-Free Bond Fund Class I	7/1/96	6.86	3.49	3.47	4.07	4.78	0.59	0.59

Barclays Capital New York Tax Exempt Index[4]	—	7.73	3.34	4.18	4.82	N/A	N/A	N/A

Lipper New York Municipal Debt Funds Average[4]	—	6.51	-1.48	2.46	3.34	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

[1]	Reflects the maximum sales charge of 4.75%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated February 27, 2009.

†	Aggregate total return.

The Fund’s performance is measured against the Barclays Capital New York Tax Exempt Index (formerly Lehman Brothers New York Tax Exempt Index), an unmanaged index composed of investment-grade New York tax-exempt securities, all having a $50 million minimum maturity value. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	8

Portfolio Reviews

HSBC Investor Growth Fund
(Class A Shares, B Shares, C Shares and I Shares)
by Clark J. Winslow, Chief Executive Officer/Portfolio Manager
Justin H. Kelly, CFA, Managing Director/Portfolio Manager
R. Bart Wear CFA, Managing Director/Portfolio Manager

The HSBC Investor Growth Fund (the “Fund”) seeks long-term growth of capital. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion, which the subadviser believes have the potential to generate superior levels of long-term profitability and growth. The Fund utilizes a two tier structure, commonly known as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Investor Growth Portfolio (the “Portfolio”). The Portfolio employs Winslow Capital Management Inc. as subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

The Fund returned 1.90% (without sales charge) for the Class A Shares and 1.98% for the Class I Shares for the six-month period ended April 30, 2009. That compared to a -1.52% for the Russell 1000® Growth Index1 and a -2.35% return for the Lipper Large-Cap Growth Funds Average1.

Past performance does not guarantee future results.

Portfolio Performance

The market experienced a great deal of volatility during the period under review. Stocks fell in November on fears about the health of the financial sector. The market then rebounded on optimism the new administration would take swift action to address the country’s economic and financial problems. But stocks slumped in February after the U.S. Treasury Department announced a financial rescue plan with few details. By early March the Russell 1000® Growth Index1 had declined 18% for the year.

Then some signs of economic recovery began to appear: Consumer sentiment improved; some major banks indicated earnings would be better than expected; and the U.S. Treasury Department provided details on key parts of its financial rescue plan. Stocks rallied strongly, ending the period with the best six-week performance since 1938.

Stock selection in the technology and financials sectors helped the Fund’s Class I Shares outperform its benchmark. Shares of two Internet stocks led performance in the Fund’s technology allocation, while stocks of major credit card companies boosted the returns of the Fund’s financials stake. An overweight position in the financials sector also contributed to outperformance. The Fund’s healthcare and industrials holdings helped relative performance as well. They produced negative returns, in aggregate, but outperformed the respective sectors in the benchmark.*

An underweight position in consumer discretionary stocks held back performance relative to the index. Stock selection within this sector also weighed on relative returns. The Fund’s smaller-than-benchmark stake in energy stocks likewise weighed on relative performance.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

9	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Growth Fund - As of April 30, 2009

Fund Performance				Average Annual Total Return (%)			Expense Ratio (%)[6]

As of April 30, 2009	Inception Date		Six Months†	1 Year	3 Year	Since Inception	Gross	Net

HSBC Investor Growth Fund Class A1	5/7/04	[5]	-3.24	-34.53	-8.27	-1.20	1.32	1.20

HSBC Investor Growth Fund Class B2	5/7/04	[5]	-2.58	-34.31	-7.92	-0.93	2.07	1.95

HSBC Investor Growth Fund Class C3	5/7/04	[5]	0.41	-32.27	-7.39	-0.93	2.07	1.95

HSBC Investor Growth Fund Class I	5/7/04	[5]	1.98	-30.93	-6.48	0.05	1.07	0.95

Russell 1000® Growth Index[4]	—		-1.52	-31.57	-8.49	N/A	N/A	N/A

Lipper Large-Cap Growth Funds Average[4]	—		-2.35	-33.21	-9.71	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2009 through March 1, 2010.

During the periods ended April 30, 2009 and October 31, 2008, the Portfolio the Fund invests in received monies related to certain nonrecurring litigation settlements. Without the receipt of this payment, the returns for the applicable periods would be lower.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	The HSBC Investor Growth Fund was initially offered for purchase effective May 7, 2004, however, no shareholder activity occurred until May 10, 2004.

[6]	Reflects the expense ratio as reported in the prospectus dated February 27, 2009.

†	Aggregate total return.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	10

Portfolio Reviews

HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund (Class A Shares, B Shares, C Shares, and I Shares)
by Kevin F. Simms
Co-CIO International Value Equities and Director of Research – Global and International Value Equities
AllianceBernstein Investment Research and Management

The HSBC Investor International Equity Fund and the HSBC Investor Overseas Equity Fund (the “Funds”) seek to provide their shareholders with long-term growth of capital and future income. Under normal market conditions, each Fund invests at least 80% of its net assets in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East. Each Fund may invest up to 20% of its assets in equity securities of companies in emerging markets. The Funds employ a two-tier fund structure, known as a “master-feeder” structure, in which the Funds invest all of their investable assets in the HSBC Investor International Equity Portfolio (the “Portfolio”). The Portfolio employs AllianceBernstein L.P. (“AllianceBernstein”), a unit of AllianceBernstein Investment Research and Management as subadviser.

Investment Concerns

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

For the six-month period ended April 30, 2009, the Class I Shares of the HSBC Investor International Equity Fund produced a -4.75% return and the Class A Shares of the HSBC Investor Overseas Equity Fund returned -5.11% (without sales charge). That compared to a total return of -2.35% and -3.69% for the Funds’ benchmarks, the MSCI EAFE Index1 and the Lipper International Large-Cap Value Funds Average1.

Past performance does not guarantee future results.

Portfolio Performance

Investors’ fears about the length and severity of the global economic recession, as well as the extent of the trouble in the global banking system, dominated financial markets from the beginning of the period through late February. This period of sustained weakness contributed to the Fund’s negative performance. In the latter portion of the period under review, investors believed that both the global economy and the global financial system had stabilized, and financial markets worldwide largely recovered from their prior underperformance. International stocks generally followed this trend.

The Fund’s overweight position in energy shares boosted performance relative to its benchmark index, as did stock selection within the sector. Stock selection among financial firms also boosted relative performance. By the period’s end, investors began to discriminate between those financial firms that had a great deal of exposure to significant credit losses and those that did not. The Fund’s holdings among the latter group contributed positively to relative performance.*

The Fund’s overweight position in telecommunications shares hurt relative performance. As investors’ appetite for risk increased at the end of the period, defensive sectors including telecom underperformed. Stock selection in industrial commodities also dragged on relative performance, as the Fund’s limited exposure to metals and mining firms benefiting from renewed economic growth in China, relative to that of the benchmark, hurt returns.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

11	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund - As of April 30, 2009

Fund Performance			Average Annual Total Return (%)				Expense Ratio (%)[5]

As of April 30, 2009	Inception Date	Six Months†	1 Year	5 Year	10 Year	Since Inception	Gross	Net

HSBC Investor International Equity Fund Class I**	1/9/95	-4.39	-48.45	0.17	0.62	4.77	0.84	0.84

HSBC Investor Overseas Equity Fund Class A1	8/26/96	-9.28	-51.69	-1.78	-0.58	2.51	1.81	1.81

HSBC Investor Overseas Equity Fund Class B2	1/6/98	-6.57	-50.32	-1.50	-1.80	0.37	2.56	2.56

HSBC Investor Overseas Equity Fund Class C3	11/4/98	-5.53	-49.73	-1.49	-0.83	0.99	2.56	2.56

MSCI EAFE Index[4]	—	-2.35	-42.42	1.12	0.35	N/A	N/A	N/A

Lipper International Large-Cap Value Funds Average[4]	—	-3.69	-44.08	-0.04	1.52	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2009 through March 1, 2010.

During March 2007, the Fund received monies related to certain nonrecurring litigation settlements. Without the receipt of this payment, the returns for the applicable periods would have been lower.

**	The Class I Shares represent HSBC Investor International Equity Fund and are part of the Advisor Funds Trust.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated February 27, 2009.

†	Aggregate total return.

The Fund’s performance is measured against the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index, an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds’ performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	12

Portfolio Reviews

HSBC Investor Mid-Cap Fund
(Class A Shares, B Shares, C Shares and Class I Shares)
by Tony Y. Dong, CFA, Director, Mid-Cap Equity and Senior Portfolio Manager and
Brian S. Matuszak, CFA, Senior Equity Analyst and
Andy Y. Mui, CPA, Senior Equity Analyst
Munder Capital Management

The HSBC Investor Mid-Cap Fund (the “Fund”) seeks to achieve long-term growth of capital by investing at least 80% of its net assets in equity securities, i.e., common stocks, preferred stocks, convertible securities and rights and warrants of mid-capitalization companies. Mid-capitalization companies are those companies with market capitalization within the range of companies included in the S&P MidCap 400® Index1, or within the range of companies included in the Russell Midcap® Index. The Fund employs Munder Capital Management (“Munder”) as subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Market Commentary

The Fund’s Class A Shares posted a return of -1.91% (without sales charge) and -1.69% for the Class I Shares for the six-month period ended April 30, 2009. That compares to -0.18% and -0.87% for the Fund’s benchmarks, the S&P MidCap 400 Index1 and the Lipper Mid-Cap Growth Funds Average1.

Past performance does not guarantee future results.

Portfolio Performance

The stock market struggled during the six months under review, though it regained ground late in the period. Mid-cap stocks generally mirrored the market as a whole, falling for much of the period and rebounding in late March and April. Mid-cap growth shares lagged mid-cap value shares, perhaps reflecting investors’ growing skepticism about earnings potential as the economy continued to weaken.

The Fund prefers shares of companies with above-average projected earnings growth. Its heavy weighting in such stocks hurt both absolute and relative performance during the period under review. The portfolio did produce positive absolute returns in five of the 10 economic sectors in which it invests: energy, materials, utilities, information technology, and consumer discretionary. Stock selection in materials particularly boosted absolute performance.*

The health care sector provided the largest drag on performance relative to the benchmark. Shares of a firm that owns and operates psychiatric hospitals and a specialty drug company particularly weighed on performance. Stock selection in consumer discretionary and consumer staples sectors hurt relative performance, in part due to the impact weak consumer spending had on these shares. Meanwhile, the Fund’s overweight position in the telecommunications sector and underweight position in the financial sector boosted performance relative to the benchmark.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

13	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Mid-Cap Fund - As of April 30, 2009

Fund Performance			Average Annual Total Return† (%)				Expense Ratio (%)[5]

As of April 30, 2009	Inception Date	Six Months†	1 Year	5 Year	10 Year	Since Inception	Gross	Net

HSBC Investor Mid-Cap Fund Class A1	7/1/93	-6.77	-41.11	-1.31	1.34	6.77	1.79	1.35

HSBC Investor Mid-Cap Fund Class B2	7/1/93	-5.64	-40.63	-1.05	1.11	6.46	2.54	2.10

HSBC Investor Mid-Cap Fund Class C3	7/1/93	-2.98	-38.96	-1.04	1.17	6.37	2.54	2.10

HSBC Investor Mid-Cap Fund Class I	7/1/93	-1.69	-37.88	-0.09	2.09	7.38	1.54	1.10

S&P MidCap 400 Index[4]	—	-0.18	-31.84	0.56	4.86	N/A	N/A	N/A

Lipper Mid-Cap Growth Funds Average[4]	—	-0.87	-36.17	-1.25	0.53	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2009 through March 1, 2010.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated February 27, 2009.

†	Aggregate total return.

†

For periods prior to July 1, 2000, the performance shown above includes the total return (adjusted for Fund expenses) generated by HSBC Global Asset Management (USA) Inc’s management of a pooled investment vehicle called a collective investment trust (“CIT”) with the same investment objective as the Fund. The assets from that CIT were converted into the HSBC Investor Mid-Cap Fund on July 1, 2000. The CIT was not registered with the Securities & Exchange Commission (SEC) and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CIT had been registered with the SEC, its performance might have been adversely affected. Performance assumes reinvestment of dividends and distributions.

The Fund’s performance is measured against the S&P MidCap 400 Index, an unmanaged index comprised of 400 domestic stocks chosen for market size (median market capitalization of $50 million to $3.3 billion), liquidity and industry group representation. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	14

Portfolio Reviews

HSBC Investor Opportunity Fund
(Class A Shares, B Shares, C Shares and I Shares)
by William A. Muggia President–Chief Investment Officer Westfield Capital Management

The HSBC Investor Opportunity Fund (the “Fund”) seeks to provide its shareholders with long-term growth of capital by investing in equity securities of small cap companies. The Fund may also invest in bonds, notes, commercial paper, U.S. Government securities, and foreign securities. Small cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500™ Growth Index.1 The Fund may also invest in equity securities of larger, more established companies if they are expected to show increased earnings. The Fund employs a two-tier structure, commonly referred to as “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Investor Opportunity Portfolio (the “Portfolio”). The Portfolio employs Westfield Capital Management Company, LLC as subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Market Commentary

For the six-month period ended April 30, 2009, the Class I Shares of the HSBC Investor Opportunity Fund produced a -3.72% return and the Class A Shares of the Fund produced a -3.99% return (without sales charge). The Funds’ benchmarks, the Russell 2500™ Growth Index1 and the Lipper Mid-Cap Growth Funds Average1, returned 0.69% and -0.87%, respectively.

Past performance does not guarantee future results.

Portfolio Performance

The six-month period was punctuated by both periods of negative performance and periods of positive performance. Early in the period, the global recession significantly weighed down stock market performance. However, early signs of an economic recovery began to show toward the end of the period, fueling a broad and relatively strong rally among stocks that continued through April 30.

The Fund’s relative return benefited from a larger-than-benchmark position in the technology sector. Investors sought out higher-risk investments such as technology stocks as the economy improved toward the end of the period, resulting in relatively strong net gains for such stocks during the six months through April. Selection among technology stocks also helped the Fund’s performance relative to its benchmark.

The Fund also benefited in relative terms from its positioning in the energy sector. The subadvisers identified a number of attractive investments in energy sub-sectors such as oil exploration and production, and those holdings helped boost relative performance.*

Stock selection within the financial sector was the largest drag on the Fund’s relative performance during the period. The subadviser focused much of the Fund’s investments among regional banks. Though shares of such firms rebounded late in the period, the Fund’s allocation to shares of regional banks early in the period hurt relative performance. The Fund’s relative performance also suffered from holding a smaller position than its benchmark in the consumer discretionary sector, which was the top-performing sector during the period. Selection of certain media stocks and shares of education services firms also negatively affected relative performance.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

15	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Opportunity Fund - As of April 30, 2009

Fund Performance			Average Annual Total Return (%)				Expense Ratio (%)[5]

As of April 30, 2009	Inception Date	Six Months†	1 Year	5 Year	10 Year	Since Inception	Gross	Net

HSBC Investor Opportunity Fund Class A1	9/23/96	-8.75	-39.65	1.31	4.38	5.71	1.82	1.65

HSBC Investor Opportunity Fund Class B2	1/6/98	-7.83	-39.28	1.57	4.44	4.69	2.57	2.40

HSBC Investor Opportunity Fund Class C3	11/4/98	-5.29	-37.56	1.60	4.12	4.81	2.57	2.40

HSBC Investor Opportunity Fund Class I**	9/3/96	-3.72	-36.07	2.68	5.43	7.35	0.97	0.97

Russell 2500™ Growth Index[4]	—	0.69	-32.98	-0.92	0.86	N/A	N/A	N/A

Lipper Mid-Cap Growth Funds Average[4]	—	-0.87	-36.17	-1.25	0.53	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2009 through March 1, 2010.

**	The Class I Shares of the HSBC Investor Opportunity Fund are part of the Advisor Funds Trust.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated February 27, 2009.

†	Aggregate total return.

The Fund’s performance is measured against the Russell 2500™ Growth Index, an unmanaged index which measures the performance of those 2500 securities in The Russell Universe with higher price-to-book ratios and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	16

Portfolio Reviews

HSBC Investor Value Fund
(Class A Shares, B Shares, C Shares and I Shares)
by Jon D. Bosse, CFA Chief Investment Officer NWQ Investment Management Co., LLC

The HSBC Investor Value Fund (the “Fund”) seeks long-term growth of capital and income. Under normal market conditions, the Fund invests primarily in U.S. and foreign companies with large and medium capitalizations that the subadviser believes possess opportunities under appreciated or misperceived by the market. The Fund utilizes a two tier structure, commonly known as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Investor Value Portfolio (the “Portfolio”). The Portfolio employs NWQ Investment Management Company, LLC (“NWQ”) as subadviser.

Investment Concerns

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the Portfolio changes.

Market Commentary

The Fund returned -4.81% (without sales charge) for the Class A Shares and -4.79 for the Class I Shares for the six-month period ended April 30, 2009. That compared to a -13.27% return for the Russell 1000® Value Index1 and a -7.14% return for the Lipper Large-Cap Core Funds Average1.

Past performance does not guarantee future results.

Portfolio Performance

The largest contributors to the Fund’s absolute and relative return were stocks of two gold companies. The shares benefited from a rise in gold prices as well as from improved business fundamentals, particularly for one South Africa-based company. The Fund’s overweight technology position was a positive contributor to both absolute and relative performance, as technology stocks appreciated from their very depressed levels experienced at the beginning of the period. The sub-advisor early in the period sold shares of a large forest products company and purchased stock of a fertilizer firm; those trades also boosted returns.

An underweight position in financial services versus the Russell 1000® Value Index1 helped the Fund’s relative performance. Some of the Fund’s holdings in the sector performed quite poorly, however. In particular, the Fund’s worst performing stock during the period was a money center bank. Concerns about the health of the U.S. and global financial system—and how the system’s problems would affect companies—adversely affected valuations in the sector.

The Fund’s positions in the consumer discretionary, consumer staples and healthcare sectors hurt its performance during the period. Continued economic weakness weighed heavily on these sectors. Uncertainty about the size and scope of the government’s future role in the U.S. healthcare system had a particularly large effect on healthcare stocks during this period.

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

17	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Value Fund - As of April 30, 2009

Fund Performance				Average Annual Total Return (%)			Expense Ratio (%)[6]

As of April 30, 2009	Inception Date		Six Months†	1 Year	3 Year	Since Inception	Gross	Net

HSBC Investor Value Fund Class A1	5/7/04	[5]	-9.56	-39.71	-14.08	-2.50	1.23	1.20

HSBC Investor Value Fund Class B2	5/7/04	[5]	-9.05	-39.57	-13.76	-2.24	1.98	1.95

HSBC Investor Value Fund Class C3	5/7/04	[5]	-5.31	-37.69	-13.30	-2.25	1.98	1.95

HSBC Investor Value Fund Class I	5/7/04	[5]	-4.79	-36.40	-12.42	-1.25	0.98	0.95

Russell 1000® Value Index[4]	—		-13.27	-39.21	-13.21	N/A	N/A	N/A

Lipper Large-Cap Core Funds Average[4]	—		-7.14	-34.43	-10.87	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2009 through March 1, 2010.

During the periods ended April 30, 2009 and October 31, 2008, the Portfolio the Fund invests in received monies related to certain nonrecurring litigation settlements. Without the receipt of this payment, the returns for the applicable periods would be lower.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	The HSBC Investor Value Fund was initially offered for purchase effective May 7, 2004, however, no shareholder activity occurred until May 10, 2004.

[6]	Reflects the expense ratio as reported in the prospectus dated February 27, 2009.

†	Aggregate total return.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	18

Portfolio Reviews

Portfolio Composition*
April 30, 2009 (Unaudited)

HSBC Investor New York Tax-Free Bond Fund

Investment Allocation	Percentage of Investments at Value

Municipal Bonds	99.6%

Cash and Equivalents	0.4%

Total	100.0%

HSBC Investor Mid-Cap Fund

Investment Allocation	Percentage of Investments at Value

Health Care	10.2%

Oil & Gas	7.4%

Utilities	6.6%

Commercial Services	5.9%

Computer Software	5.8%

Computer Services	5.6%

Electronic Components & Semiconductors	5.0%

Financial Services	4.9%

Chemicals	4.6%

Insurance	4.1%

Retail	3.9%

Real Estate	3.5%

Distribution & Wholesale	3.3%

Industrial Manufacturing	3.2%

Consumer Products	3.2%

Food & Beverage	3.1%

Telecommunications	2.1%

Business Services	2.0%

Machinery	1.8%

Aerospace & Defense	1.6%

Energy	1.6%

Environmental Services	1.5%

Banking	1.4%

Communications	1.2%

Biotechnology	1.1%

Correctional Institutions	1.1%

Specialty Retail	1.0%

Leisure	1.0%

Education	0.9%

Metal Processors & Fabrication	0.8%

Transportation	0.4%

Agricultural Chemicals	0.2%

Total	100.0%

HSBC Investor Core Plus Fixed Income Portfolio

Investment Allocation	Percentage of Investments at Value

U.S. Government and Government Agency Obligations	36.5%

Corporate Obligations	29.6%

Asset Backed Securities	12.2%

Cash and Equivalents	8.2%

Commercial Mortgage Backed Securities	6.7%

Collateralized Mortgage Obligations	4.6%

Municipal Bonds	1.7%

Foreign Bonds	0.4%

Certificates of Deposit	0.1%

Total	100.0%

HSBC Investor Intermediate Duration Fixed Income Portfolio

Investment Allocation	Percentage of Investments at Value

U.S. Government and Government Agency Obligations	39.6%

Corporate Obligations	23.8%

Cash and Equivalents	18.9%

Asset Backed Securities	8.8%

Commercial Mortgage Backed Securities	4.4%

Collateralized Mortgage Obligations	3.7%

Certificates of Deposit	0.5%

Foreign Bonds	0.3%

Total	100.0%

*	Portfolio composition is subject to change.

19	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

Portfolio Composition*
April 30, 2009 (Unaudited)

HSBC Investor Growth Portfolio

Investment Allocation	Percentage of Investments at Value

Software Services	10.4%

Telecommunications	7.5%

Industrial Conglomerates	7.0%

Investment Management	6.4%

Medical Products	6.0%

Credit Card	5.6%

Communication Equipment	5.6%

Hardware & Peripherals	5.3%

Retail	5.1%

Internet	4.5%

Medical Services & Distributors	4.4%

Biotechnology	3.8%

Travel & Leisure	3.2%

Business Services	3.1%

Agriculture	3.0%

Oil & Gas Exploration & Production	3.0%

Railroad	3.0%

Pharmaceuticals	2.5%

Aerospace & Defense	2.4%

Retail Pharmacy	2.0%

Distribution & Wholesale	1.8%

Transportation	1.6%

Exchanges	1.3%

Oil & Gas Drill & Equipment	1.2%

Cash and Equivalents	0.3%

Total	100.0%

HSBC International Equity Portfolio

Investment Allocation	Percentage of Investments at Value

Europe	65.8%

Japan	17.5%

Australia & Far East	8.7%

Canada	5.4%

Other	1.7%

Cash and Equivalents	0.9%

Total	100.0%

HSBC Investor Opportunity Portfolio

Investment Allocation	Percentage of Investments at Value

Computer Software	16.3%

Oil & Gas	11.8%

Pharmaceuticals	10.7%

Retail	6.9%

Health Care	6.5%

Industrial Manufacturing	6.0%

Biotechnology	5.8%

Diversified Manufacturing Operations	5.1%

Financial Services	4.5%

Consumer Products	4.4%

Telecommunications	3.9%

Business Services	3.1%

Electronic Components & Semiconductors	3.0%

Cash and Equivalents	2.6%

Education	1.7%

Environmental Services	1.5%

Aerospace & Defense	1.4%

Internet Related	1.4%

Insurance	1.3%

Gaming	1.1%

Communications	1.0%

Total	100.0%

HSBC Investor Value Portfolio

Investment Allocation	Percentage of Investments at Value

Oil & Gas	14.3%

Computer Software	8.6%

Insurance	8.0%

Metals & Mining	8.0%

Telecommunications	8.0%

Pharmaceuticals	7.6%

Media	6.5%

Aerospace & Defense	5.8%

Consumer Products	4.2%

Tobacco	3.9%

Business Services	3.7%

Financial Services	3.4%

Conglomerates	3.0%

Energy	2.8%

Cash and Equivalents	2.6%

Electronic Components & Semiconductors	2.5%

Banking	2.4%

Transportation	2.1%

Diversified Manufacturing Operations	1.5%

Agricultural Chemicals	1.1%

Total	100.0%

*	Portfolio composition is subject to change.

HSBC INVESTOR FAMILY OF FUNDS	20

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HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

Schedule of Portfolio Investments—as of April 30, 2009 (Unaudited)

Municipal Bonds – 98.8%

	Principal Amount ($)	Value ($)

New York – 92.7%
Long Island Power Authority Electrical Systems Revenue, 5.00%, 12/1/22, Callable 12/1/16 @ 100	500,000	514,795
Metropolitan Transportation Authority Revenue, 5.50%, 1/1/19, (MBIA Insured), Callable 7/1/12 @ 100	480,000	500,770
Metropolitan Transportation Authority Revenue, 5.00%, 11/15/32, (FSA Insured), Callable 11/15/12 @ 100	1,625,000	1,626,527
Monroe County Airport Authority Revenue, 5.63%, 1/1/10, AMT, (MBIA Insured)	1,240,000	1,261,526
Monroe County Airport Authority Revenue, 5.75%, 1/1/14, AMT, (MBIA Insured)	750,000	770,910
New York City GO, 5.00%, 8/1/14	200,000	219,990
New York City GO, 5.00%, 8/1/15	325,000	355,641
New York City GO, Series C, 5.00%, 8/1/16, (MBIA Insured), Callable 8/1/15 @ 100	500,000	541,445
New York City GO, 5.00%, 8/1/17	500,000	543,355
New York City Housing Development Corp. Revenue, 5.60%, 11/1/19, AMT, Callable 11/1/09 @ 101	100,000	101,513
New York City IDA Civic Facility Revenue, USTA National Tennis Center, 5.00%, 11/15/19, (FSA Insured), Callable 5/15/13 @ 100	1,000,000	1,069,320
New York City IDA Revenue, Queens Baseball Stadium, 5.00%, 1/1/18, (AMBAC Insured), Callable 1/1/17 @ 100	550,000	537,119
New York City Municipal Water Finance Authority, 5.00%, 6/15/34, Callable 6/15/13 @ 100	1,250,000	1,253,625
New York City Municipal Water Finance Authority, 5.00%, 6/15/36, Callable 12/15/14 @ 100	1,000,000	1,002,370
New York City Municipal Water Finance Authority, Series CC, 5.13%, 6/15/30, Callable 6/15/18 @ 100	1,000,000	1,013,400
New York City Transitional Finance Authority Building Aid Revenue, 5.00%, 7/15/18, (FGIC Insured), Callable 1/15/17 @ 100	550,000	579,645
New York City Transitional Finance Authority Building Aid Revenue, 5.00%, 7/15/36, (FGIC Insured), Callable 1/15/17 @ 100	1,000,000	978,100
New York City Transitional Finance Authority Revenue, 5.25%, 5/1/17, Callable 5/1/11 @ 100	400,000	426,536
New York City Transitional Finance Authority Revenue, 5.25%, 2/1/29, Callable 2/1/11 @ 100	1,540,000	1,599,737

Municipal Bonds, continued

	Principal Amount ($)	Value ($)

New York, continued
New York City Transitional Finance Authority Revenue, Series B, 5.00%, 11/1/22, Callable 5/1/17 @ 100	160,000	170,730
New York State Dormitory Authority Revenue, Cornell University, Series A, 5.00%, 7/1/39, Callable 7/1/19 @ 100	1,000,000	1,024,780
New York State Dormitory Authority Revenue, Department of Health, 5.25%, 7/1/16, Callable 7/1/14 @ 100	500,000	534,800
New York State Dormitory Authority Revenue, Fashion Institute, 5.25%, 7/1/22, (FGIC Insured)	1,250,000	1,300,012
New York State Dormitory Authority Revenue, Master Boces PG, 5.25%, 8/15/19, (FSA Insured), Callable 8/15/12 @ 100	1,000,000	1,066,180
New York State Dormitory Authority Revenue, Mental Health, 5.00%, 2/15/15, (FGIC Insured)	1,245,000	1,345,322
New York State Dormitory Authority Revenue, New York University, 5.50%, 7/1/18, (AMBAC Insured)	500,000	575,295
New York State Dormitory Authority Revenue, NYSARC, Inc., 5.25%, 7/1/18, (FSA Insured), Callable 7/1/12 @ 101	1,460,000	1,561,061
New York State Dormitory Authority Revenue, Sloan Kettering Institute, 5.50%, 7/1/23, (MBIA Insured)	1,300,000	1,434,303
New York State Dormitory Authority Revenue, St. Johns University, 5.00%, 7/1/24, (MBIA Insured), Callable 7/1/17 @ 100	1,000,000	1,021,450
New York State Dormitory Authority Revenue, State Personal Income Tax Revenue, 5.00%, 3/15/23, Callable 3/15/15 @ 100	1,000,000	1,045,140
New York State Dormitory Authority Revenue, University of Rochester, 5.00%, 7/1/22, Callable 1/1/17 @100	500,000	514,235
New York State Environmental Facilities Corp., 5.70%, 1/15/14, Callable 7/15/09 @ 101	215,000	219,029
New York State Environmental Facilities Corp., 5.70%, 1/15/14, Pre-refunded 7/15/09 @ 101	15,000	15,316
New York State Mortgage Agency Revenue, 5.60%, 10/1/14, AMT, Callable 6/15/09 @ 100.75	1,000,000	1,004,320
New York State Municipal Bond Bank Revenue, 5.50%, 12/1/12	850,000	935,578
New York State Thruway Authority Revenue, Personal Income Tax Revenue, 5.00%, 3/15/21, (MBIA Insured), Callable 3/15/13 @ 100	500,000	523,715
New York State Thruway Authority Revenue, Second General Highway & Bridge, 5.00%, 4/1/22, (MBIA Insured), Callable 4/1/14 @ 100	1,000,000	1,044,550

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	22

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

Schedule of Portfolio Investments—as of April 30, 2009 (Unaudited) (continued)

Municipal Bonds, continued

	Principal Amount ($)	Value ($)

New York, continued
New York State Urban Development Corp. Revenue, 5.75%, 4/1/12	500,000	550,810
New York State Urban Development Corp. Revenue, 5.00%, 3/15/21, (FSA Insured), Callable 3/15/15 @100	1,000,000	1,066,440
New York State Urban Development Corp. Revenue, 5.13%, 1/1/22, Callable 7/1/14 @ 100	885,000	907,745
Onondaga County, Water Authority Revenue, 5.00%, 9/15/14, (FSA Insured), Callable 9/15/10 @ 101	300,000	317,124
Onondaga County, Water Authority Revenue, 5.00%, 9/15/15, (FSA Insured), Callable 9/15/10 @ 101	665,000	701,548
Port Authority of New York & New Jersey Revenue, 5.00%, 9/1/27, Callable 9/1/13 @ 101	795,000	810,073
Port Authority of New York & New Jersey Revenue, 5.38%, 3/1/28	1,100,000	1,173,634
Port Authority of New York & New Jersey Special Obligation Revenue, 5.75%, 12/1/22, AMT, (MBIA Insured), Callable 6/29/09 @ 101	500,000	414,285
Suffolk County, New York GO, 5.25%, 5/1/15, (FSA Insured)	100,000	115,560
Syracuse Industrial Development Agency Revenue, 5.00%, 1/1/36, AMT, (XLCA Insured), Callable 1/1/17 @ 100	1,000,000	792,010
Tobacco Settlement Financing Corp., 5.50%, 6/1/21, Callable 6/1/13 @ 100	1,000,000	1,022,930
Webster, Central School District GO, 5.00%, 6/15/14, (FSA Insured)	500,000	563,945
Yonkers, New York, 5.00%, 12/1/14, (MBIA Insured)	750,000	764,010

		39,432,254

Puerto Rico – 6.1%
Puerto Rico Commonwealth, Highway & Transportation Authority Grant Antic Revenue, 5.00%, 9/15/17, (MBIA Insured), Callable 3/15/14 @ 100	1,000,000	1,064,620
Puerto Rico Electric Power Authority Power Revenue, 5.25%, 7/1/22, (MBIA Insured)	1,000,000	969,880
Puerto Rico Public Buildings Authority Revenue, 5.25%, 7/1/33, (Commonwealth Guaranteed), Pre-refunded 7/1/14 @ 100	10,000	11,341

Municipal Bonds, continued

	Principal Amount ($)	Value ($)

Puerto Rico, continued
Puerto Rico Public Buildings Authority Revenue, 5.25%, 7/1/33, (Commonwealth Guaranteed), Callable 7/1/14 @ 100	690,000	555,581

		2,601,422

TOTAL MUNICIPAL BONDS (COST $41,728,040)		42,033,676

Investment Companies – 0.4%

BlackRock Liquidity New York Money Fund, Portfolio Institutional Shares, 0.51% (a)	179,988	179,988
Northern Institutional Diversified Assets Portfolio, Shares Class, 0.44% (a)	92	92

TOTAL INVESTMENT COMPANIES (COST $180,080)		180,080

TOTAL INVESTMENTS (COST $41,908,120) – 99.2%		42,213,756

Percentages indicated are based on net assets of $42,562,761.

(a)	The rates presented represent the annualized one day yield that was in effect on April 30, 2009.

AMBAC	— American Municipal Bond Assurance Corp.
AMT	— Interest on security is subject to federal alternative minimum tax
FGIC	— Financial Guaranty Insurance Co.
FSA	— Financial Security Assurance
GO	— General Obligation
IDA	— Industrial Development Agency
MBIA	— Municipal Bond Insurance Association
XLCA	— XL Capital Assurance

23	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR MID-CAP FUND

Schedule of Portfolio Investments—as of April 30, 2009 (Unaudited)

Common Stocks – 93.2%

	Shares	Value($)

Aerospace & Defense – 1.5%
L-3 Communications Holdings, Inc.	2,400	182,760

Agricultural Chemicals – 0.2%
Compass Minerals International, Inc.	550	26,521

Banking – 1.3%
HDFC Bank Ltd. ADR	975	72,170
Signature Bank (a)	3,100	84,289

		156,459

Biotechnology – 1.0%
BioMarin Pharmaceuticals, Inc. (a)	9,900	127,314

Business Services – 1.8%
Fiserv, Inc. (a)	3,800	141,816
Morningstar, Inc. (a)	2,150	85,291

		227,107

Chemicals – 4.3%
Airgas, Inc.	6,700	288,904
FMC Corp.	4,900	238,777

		527,681

Commercial Services – 5.5%
Aaron Rents, Inc.	4,500	151,020
IHS, Inc., Class A (a)	4,200	173,712
Ritchie Brothers Auctioneers, Inc. ADR	9,075	203,280
URS Corp. (a)	3,350	147,601

		675,613

Communications – 1.1%
Discovery Communications, Inc., Class A (a)	3,850	73,112
Discovery Communications, Inc., Class C (a)	3,900	68,328

		141,440

Computer Services – 5.2%
Cognizant Technology Solutions Corp. (a)	9,175	227,448
FactSet Research Systems, Inc.	3,150	168,809
McAfee, Inc. (a)	6,600	247,764

		644,021

Computer Software – 5.4%
Akamai Technologies, Inc. (a)	3,850	84,777
Check Point Software Technologies Ltd. (a)	6,200	143,654
MICROS Systems, Inc. (a)	5,400	113,292
Solera Holdings, Inc. (a)	6,700	152,894
Sybase, Inc. (a)	4,950	168,102

		662,719

Consumer Products – 3.0%
Church & Dwight Co., Inc.	2,550	138,745
Gildan Activewear, Inc. (a)	8,175	93,604
Tupperware Brands Corp.	4,950	123,899
VF Corp.	300	17,781

		374,029

Common Stocks, continued

	Shares	Value($)

Correctional Institutions – 1.0%
Corrections Corp. of America (a)	8,625	121,871

Distribution & Wholesale – 3.1%
Genuine Parts Co.	3,450	117,162
LKQ Corp. (a)	15,625	265,312

		382,474

Education – 0.8%
New Oriental Education & Technology Group, Inc. ADR (a)	1,950	103,311

Electronic Components & Semiconductors – 4.6%
American Superconductor Corp. (a)	4,800	123,360
Cree, Inc. (a)	6,700	183,513
Itron, Inc. (a)	2,400	110,400
Microchip Technology, Inc.	6,750	155,250

		572,523

Energy – 1.5%
Core Laboratories N.V.	2,225	185,187

Environmental Services – 1.4%
Stericycle, Inc. (a)	3,775	177,727

Financial Services – 4.6%
Annaly Capital Management, Inc.	17,750	249,742
BlackRock, Inc.	650	95,238
Eaton Vance Corp.	5,475	149,851
People’s United Financial, Inc.	4,700	73,414

		568,245

Food & Beverage – 2.9%
Central European Distribution Corp. (a)	3,825	85,680
Flowers Foods, Inc.	6,525	150,727
J.M. Smucker Co. (The)	2,950	116,230

		352,637

Health Care – 9.5%
DaVita, Inc. (a)	3,300	153,021
Express Scripts, Inc. (a)	2,625	167,921
Haemonetics Corp. (a)	3,000	154,890
Hologic, Inc. (a)	4,776	70,971
Laboratory Corp. of America Holdings (a)	2,325	149,149
Masimo Corp. (a)	3,200	92,480
ResMed, Inc. (a)	4,500	173,025
Techne Corp.	775	44,346
West Pharmaceutical Services, Inc.	5,150	168,147

		1,173,950

Industrial Manufacturing – 3.1%
Eaton Corp.	1,500	65,700
Lincoln Electric Holdings, Inc.	3,000	133,590
Snap-on, Inc.	1,800	61,056
Valmont Industries, Inc.	1,900	121,182

		381,528

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	24

HSBC INVESTOR MID-CAP FUND

Schedule of Portfolio Investments—as of April 30, 2009 (Unaudited) (continued)

Common Stocks, continued

	Shares	Value($)

Insurance – 3.8%
Aon Corp.	2,550	107,610
Axis Capital Holdings Ltd.	7,450	183,568
Proassurance Corp. (a)	4,100	180,154

		471,332

Leisure – 1.0%
Penn National Gaming, Inc. (a)	3,500	119,070

Machinery – 1.7%
AGCO Corp. (a)	1,950	47,385
Flowserve Corp.	2,350	159,565

		206,950

Metal Processors & Fabrication – 0.7%
Kaydon Corp.	2,750	87,890

Oil & Gas – 6.9%
Arena Resources, Inc. (a)	2,550	73,108
Atlas America, Inc.	8,012	124,667
Denbury Resources, Inc. (a)	5,750	93,610
Enbridge, Inc.	2,300	70,955
EQT Corp.	5,675	190,850
Oceaneering International, Inc. (a)	3,350	152,659
Oil States International, Inc. (a)	3,275	61,898
Southwestern Energy Co. (a)	2,450	87,857

		855,604

Real Estate – 3.3%
Corporate Office Properties Trust	4,000	122,240
Digital Realty Trust, Inc.	4,850	174,648
Essex Property Trust, Inc.	1,750	111,108

		407,996

Retail – 3.6%
Burger King Holdings, Inc.	5,900	96,406
Guess?, Inc.	4,000	104,160
O’Reilly Automotive, Inc. (a)	6,300	244,755

		445,321

Specialty Retail – 1.0%
GameStop Corp., Class A (a)	4,025	121,394

Common Stocks, continued

	Shares	Value($)

Telecommunications – 1.9%
American Tower Corp., Class A (a)	5,500	174,680
NII Holdings, Inc. (a)	4,050	65,448

		240,128

Transportation – 0.3%
Kansas City Southern (a)	2,650	40,413

Utilities – 6.2%
ITC Holdings Corp.	3,675	159,973
Northeast Utilities	9,025	189,705
NorthWestern Corp.	8,350	174,682
Portland General Electric Co.	6,900	126,063
Wisconsin Energy Corp.	2,750	109,890

		760,313

TOTAL COMMON STOCKS (COST $12,457,951)		11,521,528

Investment Companies – 6.7%

MidCap S&P Depositary Receipt Trust Series 1	6,460	657,240
Northern Institutional Diversified Assets Portfolio, Shares Class, 0.44% (b)	176,999	176,999

TOTAL INVESTMENT COMPANIES (COST $738,635)		834,239

TOTAL INVESTMENTS (COST $13,196,586) – 99.9%		12,355,767

Percentages indicated are based on net assets of $12,368,130.

(a)	Represents non-income producing security.

(b)	The rates presented represent the annualized one day yield that was in effect on April 30, 2009.

ADR — American Depositary Receipt

25	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

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HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2009 (Unaudited)

	Core Plus Fixed Income Fund (Advisor)	Core Plus Fixed Income Fund	Intermediate Duration Fixed Income Fund	New York Tax-Free Bond Fund

Assets:
Investments in Affiliated Portfolios	$47,774,522	$8,960,382	$12,365,152	$—
Investments in non-affiliates, at value	—	—	—	42,213,756
Interest and dividends receivable	—	—	—	607,851
Receivable for capital shares issued	162,745	31,094	28,308	90,722
Receivable from Investment Adviser	14,826	8,244	10,241	—
Prepaid expenses and other assets	3,362	11,664	2,931	4,610

Total Assets	47,955,455	9,011,384	12,406,632	42,916,939

Liabilities:
Dividends payable	191,739	32,803	34,784	130,155
Payable for capital shares redeemed	196,046	69,106	8,925	171,630
Accrued expenses and other liabilities:
Investment Management	—	—	—	8,739
Administration	870	162	224	1,526
Distribution	—	838	1,332	2,702
Shareholder Servicing	—	1,827	651	5,742
Compliance Service	17	3	4	29
Transfer Agent	7,644	10,428	7,545	13,454
Other	23,714	811	2,846	20,201

Total Liabilities	420,030	115,978	56,311	354,178

Net Assets	$47,535,425	$8,895,406	$12,350,321	$42,562,761

Composition of Net Assets:
Capital	$55,222,474	$11,151,860	$13,543,205	$42,316,775
Accumulated net investment income (loss)	72,762	3,023	34,470	576
Accumulated net realized gains (losses) from investment and foreign currency transactions	(1,418,786)	(915,868)	(4,996)	(60,226)
Unrealized appreciation/depreciation from investments and foreign currencies	(6,341,025)	(1,343,609)	(1,222,358)	305,636

Net Assets	$47,535,425	$8,895,406	$12,350,321	$42,562,761

Net Assets:
Class A Shares	$—	$7,545,705	$1,787,232	$23,565,837
Class B Shares	—	1,248,859	1,180,609	3,904,283
Class C Shares	—	100,842	201,231	485,758
Class I Shares	47,535,425	—	9,181,249	14,606,883

	$47,535,425	$8,895,406	$12,350,321	$42,562,761

Shares Outstanding ($0.001 par value, unlimited number of shares authorized):
Class A Shares	—	802,627	193,595	2,168,649
Class B Shares	—	132,685	127,622	359,593
Class C Shares	—	10,747	21,762	44,559
Class I Shares	5,171,088	—	993,020	1,344,046

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$—	$9.40	$9.23	$10.87
Class B Shares*	$—	$9.41	$9.25	$10.86
Class C Shares*	$—	$9.38	$9.25	$10.90
Class I Shares	$9.19	$—	$9.25	$10.87
Maximum Sales Charge—Class A Shares	—%	4.75%	4.75%	4.75%

Maximum Offering Price per share (Net Asset Value/(100%-maximum sales charge))—Class A Shares	$—	$9.87	$9.69	$11.41

Total Investments, at cost				$41,908,120

*	Redemption Price per share varies by length of time shares are held.

27	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2009 (Unaudited) (continued)

	Growth Fund	International Equity Fund	Mid-Cap Fund	Opportunity Fund	Opportunity Fund (Advisor)

Assets:
Investments in Affiliated Portfolios	$52,188,306	$133,307,368	$—	$9,648,262	$83,967,965
Investments in non-affiliates, at value	—	—	12,355,767	—	—
Interest and dividends receivable	—	—	3,720	—	—
Receivable for capital shares issued	10,152	5,248	502	12,393	59,214
Receivable for investments sold	—	—	195,980	—	—
Reclaims receivable	—	615,346	—	—	—
Receivable from Investment Adviser	4,988	—	6,204	5,810	—
Prepaid expenses and other assets	37,805	11,658	3,966	16,575	5,374

Total Assets	52,241,251	133,939,620	12,566,139	9,683,040	84,032,553

Liabilities:
Payable for investments purchased	—	—	158,479	—	—
Payable for capital shares redeemed	288,025	119,620	5,962	63,889	19,768
Accrued expenses and other liabilities:
Investment Management	—	—	4,448	—	—
Administration	878	2,347	415	171	1,473
Distribution	1,460	—	1,020	853	—
Shareholder Servicing	3,522	—	1,025	1,923	—
Compliance Service	18	45	8	3	38
Transfer Agent	27,844	9,921	22,381	12,587	9,660
Other	13,812	106,882	4,271	307	35,262

Total Liabilities	335,559	238,815	198,009	79,733	66,201

Net Assets	$51,905,692	$133,700,805	$12,368,130	$9,603,307	$83,966,352

Composition of Net Assets:
Capital	$65,967,371	$242,214,528	$16,990,899	$13,046,962	$113,199,135
Accumulated net investment income (loss)	(18,197)	997,274	31,415	(50,718)	(199,031)
Accumulated net realized gains (losses) from investment and foreign currency transactions	(9,202,022)	(46,817,717)	(3,813,365)	(1,731,455)	(14,828,498)
Unrealized appreciation/depreciation from investments and foreign currencies	(4,841,460)	(62,693,280)	(840,819)	(1,661,482)	(14,205,254)

Net Assets	$51,905,692	$133,700,805	$12,368,130	$9,603,307	$83,966,352

Net Assets:
Class A Shares	$15,078,022	$—	$3,471,297	$8,201,081	$—
Class B Shares	2,346,141	—	1,687,128	1,212,943	—
Class C Shares	68,323	—	10,869	189,283	—
Class I Shares	34,413,206	133,700,805	7,198,836	—	83,966,352

	$51,905,692	$133,700,805	$12,368,130	$9,603,307	$83,966,352

Shares Outstanding ($0.001 par value, unlimited number of shares authorized):
Class A Shares	1,403,078	—	722,893	1,297,371	—
Class B Shares	234,952	—	388,967	226,773	—
Class C Shares	6,798	—	2,477	34,707	—
Class I Shares	3,177,616	14,706,350	1,456,345	—	10,144,918

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$10.75	$—	$4.80	$6.32	$—
Class B Shares*	$9.99	$—	$4.34	$5.35	$—
Class C Shares*	$10.05	$—	$4.39	$5.45	$—
Class I Shares	$10.83	$9.09	$4.94	$—	$8.28
Maximum Sales Charge—Class A Shares	5.00%	—%	5.00%	5.00%	—%

Maximum Offering Price per share (Net Asset Value/(100%-maximum sales charge))—Class A Shares	$11.32	$—	$5.05	$6.65	$—

Total Investments, at cost			$13,196,586

*	Redemption Price per share varies by length of time shares are held.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	28

HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2009 (Unaudited) (continued)

	Overseas Equity Fund	Value Fund

Assets:
Investments in Affiliated Portfolios	$6,232,265	$26,525,728
Receivable for capital shares issued	71	6,511
Reclaims receivable	78,824	—
Receivable from Investment Adviser	5,334	5,550
Prepaid expenses and other assets	13,021	9,589

Total Assets	6,329,515	26,547,378

Liabilities:
Payable for capital shares redeemed	75,770	225,146
Accrued expenses and other liabilities:
Administration	113	481
Distribution	599	358
Shareholder Servicing	1,255	2,497
Compliance Service	2	23
Transfer Agent	14,010	14,785
Other	183	5,740

Total Liabilities	91,932	249,030

Net Assets	$6,237,583	$26,298,348

Composition of Net Assets:
Capital	$10,614,013	$41,041,719
Accumulated net investment income	38,165	115,541
Accumulated net realized gains (losses) from investment and foreign currency transactions	(1,879,188)	(5,552,963)
Unrealized appreciation/depreciation from investments and foreign currencies	(2,535,407)	(9,305,949)

Net Assets	$6,237,583	$26,298,348

Net Assets:
Class A Shares	$5,247,658	$11,602,372
Class B Shares	934,990	524,805
Class C Shares	54,935	56,914
Class I Shares	—	14,114,257

	$6,237,583	$26,298,348

Shares Outstanding ($0.001 par value, unlimited number of shares authorized):
Class A Shares	1,666,878	1,373,718
Class B Shares	337,938	65,099
Class C Shares	18,314	7,006
Class I Shares	—	1,674,250

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$3.15	$8.45
Class B Shares*	$2.77	$8.06
Class C Shares*	$3.00	$8.12
Class I Shares	$—	$8.43
Maximum Sales Charge—Class A Shares	5.00%	5.00%

Maximum Offering Price per share (Net Asset Value/(100%-maximum sales charge))—Class A Shares	$3.32	$8.89

*	Redemption Price per share varies by length of time shares are held.

29	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the six months ended April 30, 2009 (Unaudited)

	Core Plus Fixed Income Fund (Advisor)	Core Plus Fixed Income Fund	Intermediate Duration Fixed Income Fund	New York Tax-Free Bond Fund

Investment Income:
Interest	$—	$—	$—	$1,003,123
Dividends	—	—	—	2,009
Investment Income from Affiliated Portfolios (a)	1,471,980	269,909	300,265	—
Expenses from Affiliated Portfolios (a)	(171,815)	(31,484)	(56,856)	—

Total Investment Income (Loss)	1,300,165	238,425	243,409	1,005,132

Expenses:
Investment Management	—	—	—	53,865
Administration	5,181	947	1,273	8,780
Distribution:
Class B Shares	—	4,124	4,766	15,646
Class C Shares	—	325	—	1,780
Shareholder Servicing:
Class A Shares	—	9,631	2,114	29,484
Class B Shares	—	1,776	1,613	5,281
Class C Shares	—	121	248	597
Accounting	4,501	9,416	11,930	33,805
Compliance Service	126	8	8	177
Custodian	—	—	—	2,295
Printing	9,469	2,356	2,998	9,769
Professional fees	741	144	228	997
Transfer Agent	14,866	24,751	20,170	25,601
Trustee	357	51	59	594
Registration fees	4,108	4,755	1,960	2,082
Other	5,758	1,234	1,216	9,507

Total expenses before fee reductions	45,107	59,639	48,583	200,260
Fees reduced by Investment Adviser	(102,865)	(52,987)	(70,865)	—

Net Expenses (Recoveries)	(57,758)	6,652	(22,282)	200,260

Net Investment Income (Loss)	1,357,923	231,773	265,691	804,872

Net Realized/Unrealized Gains (Losses) from Investments: (a)
Net realized gains (losses) from investment and foreign currency transactions	(150,895)	(72,894)	123,680	(60,228)
Change in unrealized appreciation/depreciation from investments and foreign currencies	1,843,421	377,281	289,420	2,033,768

Net realized/unrealized gains (losses) from investments and foreign currency transactions	1,692,526	304,387	413,100	1,973,540

Change In Net Assets Resulting From Operations	$3,050,449	$536,160	$678,791	$2,778,412

(a)	With the exception of New York Tax-Free Bond Fund, represents amounts allocated from the respective Affiliated Portfolios.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	30

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the six months ended April 30, 2009 (Unaudited) (continued)

	Growth Fund	International Equity Fund	Mid-Cap Fund	Opportunity Fund	Opportunity Fund (Advisor)

Investment Income:
Dividends	$—	$—	$113,472	$—	$—
Investment Income from Affiliated Portfolios (a)	250,585	2,355,623	—	25,727	222,249
Tax reclaims (a)	—	35,170	—	—	—
Foreign tax withholding from Affiliated Portfolios (a)	(190)	(363,449)	—	—	—
Expenses from Affiliated Portfolios (a)	(175,944)	(595,799)	—	(41,833)	(361,389)

Total Investment Income (Loss)	74,451	1,431,545	113,472	(16,106)	(139,140)

Expenses:
Investment Management	—	—	47,556	—	—
Administration	4,987	13,284	2,518	942	8,157
Distribution:
Class B Shares	8,900	—	6,103	4,674	—
Class C Shares	235	—	36	633	—
Shareholder Servicing:
Class A Shares	17,973	—	3,926	8,063	—
Class B Shares	2,999	—	2,076	1,561	—
Class C Shares	79	—	13	212	—
Accounting	9,034	4,501	30,252	9,416	4,501
Compliance Service	114	284	16	8	168
Custodian	—	—	6,233	—	—
Printing	12,675	16,419	3,290	2,819	14,327
Professional fees	598	1,747	269	133	988
Transfer Agent	41,954	17,693	37,645	39,613	17,528
Trustee	330	875	176	51	534
Registration fees	20,733	7,424	2,811	5,673	3,720
Other	6,398	16,403	3,173	1,178	9,968

Total expenses before fee reductions	127,009	78,630	146,093	74,976	59,891
Fees reduced by Investment Adviser	(34,361)	—	(64,036)	(40,364)	—

Net Expenses	92,648	78,630	82,057	34,612	59,891

Net Investment Income (Loss)	(18,197)	1,352,915	31,415	(50,718)	(199,031)

Net Realized/Unrealized Gains (Losses) from Investments: (a)

Net realized gains (losses) from investment and foreign currency transactions	(9,355,284)	(46,132,903)	(3,643,072)	(1,634,722)	(14,020,263)
Change in unrealized appreciation/depreciation from investments and foreign currencies	9,645,226	37,301,064	3,012,285	1,124,716	9,532,392

Net realized/unrealized gains (losses) from investments and foreign currency transactions	289,942	(8,831,839)	(630,787)	(510,006)	(4,487,871)

Change In Net Assets Resulting From Operations	$271,745	$(7,478,924)	$(599,372)	$(560,724)	$(4,686,902)

(a)	With the exception of the Mid-Cap Fund, represents amounts allocated from the respective Affiliated Portfolios.

31	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the six months ended April 30, 2009 (Unaudited) (continued)

	Overseas Equity Fund	Value Fund

Investment Income:
Investment Income from Affiliated Portfolios (a)	$113,703	$366,701
Tax reclaims (a)	(473)	—
Foreign tax withholding from Affiliated Portfolios (a)	(17,470)	—
Expenses from Affiliated Portfolios (a)	(29,167)	(95,744)

Total Investment Income (Loss)	66,593	270,957

Expenses:
Administration	651	2,827
Distribution:
Class B Shares	3,691	2,126
Class C Shares	189	213
Shareholder Servicing:
Class A Shares	6,556	14,980
Class B Shares	1,249	719
Class C Shares	64	71
Accounting	9,416	11,930
Compliance Service	4	20
Printing	1,622	6,151
Professional fees	54	337
Transfer Agent	30,666	39,903
Trustee	13	176
Registration fees	5,476	5,957
Other	773	3,408

Total expenses before fee reductions	60,424	88,818
Fees reduced by Investment Adviser	(31,996)	(35,689)

Net Expenses	28,428	53,129

Net Investment Income (Loss)	38,165	217,828

Net Realized/Unrealized Gains (Losses) from Investments: (a)
Net realized gains (losses) from investments and foreign currency transactions	(1,850,461)	(1,065,732)
Change in unrealized appreciation/depreciation from investments and foreign currencies	1,348,358	(1,135,357)

Net realized/unrealized gains (losses) from investments and foreign currency transactions	(502,103)	(2,201,089)

Change In Net Assets Resulting From Operations	$(463,938)	$(1,983,261)

(a)	Represents amounts allocated from the respective Affiliated Portfolios.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	32

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets

	Core Plus Fixed Income Fund (Advisor)		Core Plus Fixed Income Fund

	For the six months ended April 30, 2009 (Unaudited)	For the year ended October 31, 2008	For the six months ended April 30, 2009 (Unaudited)	For the year ended October 31, 2008

Investment Activities:
Operations:
Net investment income (loss)	$1,357,923	$3,469,858	$231,773	$702,100
Net realized gains (losses) from investment transactions	(150,895)	(1,184,807)	(72,894)	(265,253)
Change in unrealized appreciation/ depreciation from investments and foreign currencies	1,843,421	(8,103,005)	377,281	(1,704,210)

Change in net assets resulting from operations	3,050,449	(5,817,954)	536,160	(1,267,363)

Dividends:
Net investment income:
Class A Shares	—	—	(194,435)	(598,607)
Class B Shares	—	—	(30,538)	(113,867)
Class C Shares	—	—	(2,046)	(3,888)
Class I Shares	(1,337,512)	(3,535,491)	—	—
Net realized gains:
Class I Shares	—	(562,425)	—	—

Change in net assets resulting from shareholder dividends	(1,337,512)	(4,097,916)	(227,019)	(716,362)

Change in net assets resulting from capital transactions	(9,095,028)	(16,559,085)	(1,601,265)	(5,243,046)

Change in net assets	(7,382,091)	(26,474,955)	(1,292,124)	(7,226,771)

Net Assets:
Beginning of period	54,917,516	81,392,471	10,187,530	17,414,301

End of period	$47,535,425	$54,917,516	$8,895,406	$10,187,530

Accumulated net investment income (loss)	$72,762	$52,351	$3,023	$(1,731)

33	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Core Plus Fixed Income Fund (Advisor)		Core Plus Fixed Income Fund

	For the six months ended April 30, 2009 (Unaudited)	For the year ended October 31, 2008	For the six months ended April 30, 2009 (Unaudited)	For the year ended October 31, 2008

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$—	$—	$410,041	$1,848,069
Dividends reinvested	—	—	181,337	567,781
Value of shares redeemed	—	—	(1,674,536)	(5,999,967)

Class A Shares capital transactions	—	—	(1,083,158)	(3,584,117)

Class B Shares:
Proceeds from shares issued	—	—	108,436	152,662
Dividends reinvested	—	—	28,061	104,382
Value of shares redeemed	—	—	(657,210)	(1,994,529)

Class B Shares capital transactions	—	—	(520,713)	(1,737,485)

Class C Shares:
Proceeds from shares issued	—	—	610	79,000
Dividends reinvested	—	—	2,046	3,768
Value of shares redeemed	—	—	(50)	(4,212)

Class C Shares capital transactions	—	—	2,606	78,556

Class I Shares:
Proceeds from shares issued	768,214	11,045,505	—	—
Dividends reinvested	1,114,275	3,221,531	—	—
Value of shares redeemed	(10,977,517)	(30,826,121)	—	—

Class I Shares capital transactions	(9,095,028)	(16,559,085)	—	—

Change in net assets resulting from capital transactions	$(9,095,028)	$(16,559,085)	$(1,601,265)	$(5,243,046)

SHARE TRANSACTIONS:
Class A Shares:
Issued	—	—	44,799	183,156
Reinvested	—	—	19,683	56,566
Redeemed	—	—	(183,089)	(615,873)

Change in Class A Shares	—	—	(118,607)	(376,151)

Class B Shares:
Issued	—	—	11,801	15,333
Reinvested	—	—	3,045	10,322
Redeemed	—	—	(71,417)	(197,907)

Change in Class B Shares	—	—	(56,571)	(172,252)

Class C Shares:
Issued	—	—	67	7,588
Reinvested	—	—	222	378
Redeemed	—	—	(5)	(403)

Change in Class C Shares	—	—	284	7,563

Class I Shares:
Issued	85,485	1,115,935	—	—
Reinvested	123,674	326,863	—	—
Redeemed	(1,218,170)	(3,155,373)	—	—

Change in Class I Shares	(1,009,011)	(1,712,575)	—	—

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	34

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Intermediate Duration Fixed Income Fund		New York Tax-Free Bond Fund

	For the six months ended April 30, 2009 (Unaudited)	For the year ended October 31, 2008	For the six months ended April 30, 2009 (Unaudited)	For the year ended October 31, 2008

Investment Activities:
Operations:
Net investment income (loss)	$265,691	$608,944	$804,872	$2,059,228
Net realized gains (losses) from investment transactions	123,680	(127,295)	(60,228)	151,884
Change in unrealized appreciation/ depreciation from investments and foreign currencies	289,420	(1,432,619)	2,033,768	(3,382,762)

Change in net assets resulting from operations	678,791	(950,970)	2,778,412	(1,171,650)

Dividends:
Net investment income:
Class A Shares	(31,714)	(55,096)	(441,555)	(1,111,330)
Class B Shares	(19,401)	(82,985)	(63,337)	(188,686)
Class C Shares	(2,990)	(10,215)	(7,075)	(15,852)
Class I Shares	(185,849)	(472,469)	(292,688)	(764,542)
Net realized gains:
Class A Shares	—	(3,193)	(82,654)	(41,981)
Class B Shares	—	(10,717)	(15,856)	(10,694)
Class C Shares	—	(1,145)	(1,656)	(809)
Class I Shares	—	(38,243)	(51,714)	(26,013)

Change in net assets resulting from shareholder dividends	(239,954)	(674,063)	(956,535)	(2,159,907)

Change in net assets resulting from capital transactions	(962,260)	453,241	(4,671,885)	(12,285,228)

Change in net assets	(523,423)	(1,171,792)	(2,850,008)	(15,616,785)

Net Assets:
Beginning of period	12,873,744	14,045,536	45,412,769	61,029,554

End of period	$12,350,321	$12,873,744	$42,562,761	$45,412,769

Accumulated net investment income (loss)	$34,470	$8,733	$576	$359

35	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Intermediate Duration Fixed Income Fund		New York Tax-Free Bond Fund

	For the six months ended April 30, 2009 (Unaudited)	For the year ended October 31, 2008	For the six months ended April 30, 2009 (Unaudited)	For the year ended October 31, 2008

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$338,504	$1,234,199	$1,198,312	$4,006,530
Dividends reinvested	23,477	47,821	461,772	1,035,303
Value of shares redeemed	(281,247)	(270,271)	(3,451,000)	(11,207,042)

Class A Shares capital transactions	80,734	1,011,749	(1,790,916)	(6,165,209)

Class B Shares:
Proceeds from shares issued	207,743	28,472	84,834	120,432
Dividends reinvested	16,652	83,053	59,926	147,784
Value of shares redeemed	(453,193)	(1,496,720)	(1,289,378)	(3,728,591)

Class B Shares capital transactions	(228,798)	(1,385,195)	(1,144,618)	(3,460,375)

Class C Shares:
Proceeds from shares issued	600	2,250	415	33,615
Dividends reinvested	2,936	11,183	6,631	12,094
Value of shares redeemed	(30,645)	(66,567)	(12,923)	(352,550)

Class C Shares capital transactions	(27,109)	(53,134)	(5,877)	(306,841)

Class I Shares:
Proceeds from shares issued	57,209	3,331,706	225,825	5,250,741
Dividends reinvested	151,416	437,644	111,603	286,948
Value of shares redeemed	(995,712)	(2,889,529)	(2,067,902)	(7,890,492)

Class I Shares capital transactions	(787,087)	879,821	(1,730,474)	(2,352,803)

Change in net assets resulting from capital transactions	$(962,260)	$453,241	$(4,671,885)	$(12,285,228)

SHARE TRANSACTIONS:
Class A Shares:
Issued	37,457	128,765	112,059	365,610
Reinvested	2,598	4,994	43,580	95,116
Redeemed	(31,086)	(29,064)	(326,599)	(1,044,410)

Change in Class A Shares	8,969	104,695	(170,960)	(583,684)

Class B Shares:
Issued	22,893	2,919	7,887	10,955
Reinvested	1,842	8,530	5,674	13,566
Redeemed	(49,977)	(154,813)	(120,761)	(339,919)

Change in Class B Shares	(25,242)	(143,364)	(107,200)	(315,398)

Class C Shares:
Issued	67	230	38	3,026
Reinvested	325	1,154	624	1,091
Redeemed	(3,449)	(6,896)	(1,204)	(31,836)

Change in Class C Shares	(3,057)	(5,512)	(542)	(27,719)

Class I Shares:
Issued	6,312	345,371	21,195	476,765
Reinvested	16,734	45,299	10,553	26,350
Redeemed	(110,103)	(299,875)	(197,488)	(738,030)

Change in Class I Shares	(87,057)	90,795	(165,740)	(234,915)

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	36

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Growth Fund

	For the six months ended April 30, 2009 (Unaudited)	For the year ended October 31, 2008

Investment Activities:
Operations:
Net investment income (loss)	$(18,197)	$(153,221)
Net realized gains (losses) from investment transactions	(9,355,284)	182,222
Change in unrealized appreciation/depreciation from investments and foreign currencies	9,645,226	(30,016,810)

Change in net assets resulting from operations	271,745	(29,987,809)

Dividends:
Net realized gains:
Class A Shares	—	(1,383,410)
Class B Shares	—	(79,802)
Class C Shares	—	(4,866)
Class I Shares	—	(1,424,277)

Change in net assets resulting from shareholder dividends	—	(2,892,355)

Change in net assets resulting from capital transactions	(7,324,375)	28,956,532

Change in net assets	(7,052,630)	(3,923,632)

Net Assets:
Beginning of period	58,958,322	62,881,954

End of period	$51,905,692	$58,958,322

Accumulated net investment income (loss)	$(18,197)	$—

37	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Growth Fund

	For the six months ended April 30, 2009 (Unaudited)	For the year ended October 31, 2008

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$511,087	$2,184,134
Proceeds from shares issued in conversion	—	2,181,685
Dividends reinvested	—	1,365,451
Value of shares redeemed	(2,687,265)	(7,496,370)

Class A Shares capital transactions	(2,176,178)	(1,765,100)

Class B Shares:
Proceeds from shares issued	39,585	94,123
Proceeds from shares issued in conversion	—	3,033,945
Dividends reinvested	—	79,295
Value of shares redeemed	(520,327)	(621,351)

Class B Shares capital transactions	(480,742)	2,586,012

Class C Shares:
Proceeds from shares issued	104	316
Proceeds from shares issued in conversion	—	27,158
Dividends reinvested	—	4,866
Value of shares redeemed	(4,166)	(12,332)

Class C Shares capital transactions	(4,062)	20,008

Class I Shares:
Proceeds from shares issued	1,926,234	5,289,940
Proceeds from shares issued in conversion	—	29,095,081
Dividends reinvested	—	1,334,114
Value of shares redeemed	(6,589,627)	(7,603,523)

Class I Shares capital transactions	(4,663,393)	28,115,612

Change in net assets resulting from capital transactions	$(7,324,375)	$28,956,532

SHARE TRANSACTIONS:
Class A Shares:
Issued	52,181	171,527
Issued in conversion	—	154,250
Reinvested	—	82,517
Redeemed	(277,064)	(499,620)

Change in Class A Shares	(224,883)	(91,326)

Class B Shares:
Issued	4,328	6,697
Issued in conversion	—	229,821
Reinvested	—	5,109
Redeemed	(57,698)	(49,634)

Change in Class B Shares	(53,370)	191,993

Class C Shares:
Issued	10	21
Issued in conversion	—	2,045
Reinvested	—	312
Redeemed	(464)	(900)

Change in Class C Shares	(454)	1,478

Class I Shares:
Issued	201,958	372,328
Issued in Conversion	—	2,043,578
Reinvested	—	80,320
Redeemed	(682,507)	(519,054)

Change in Class I Shares	(480,549)	1,977,172

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	38

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	International Equity Fund		Mid-Cap Fund

	For the six months ended April 30, 2009 (Unaudited)	For the year ended October 31, 2008	For the six months ended April 30, 2009 (Unaudited)	For the year ended October 31, 2008

Investment Activities:
Operations:
Net investment income (loss)	$1,352,915	$7,877,663	$31,415	$(87,610)
Net realized gains (losses) from investment transactions	(46,132,903)	7,880,059	(3,643,072)	1,072,890
Change in unrealized appreciation/ depreciation from investments and foreign currencies	37,301,064	(201,336,999)	3,012,285	(14,339,743)

Change in net assets resulting from operations	(7,478,924)	(185,579,277)	(599,372)	(13,354,463)

Dividends:
Net investment income:
Class I Shares	(7,354,738)	(5,964,290)	—	—
Net realized gains:
Class A Shares	—	—	(294,264)	(598,216)
Class B Shares	—	—	(174,161)	(737,486)
Class C Shares	—	—	(1,041)	(9,380)
Class I Shares	(8,461,420)	(28,980,345)	(681,038)	(2,185,201)

Change in net assets resulting from shareholder dividends	(15,816,158)	(34,944,635)	(1,150,504)	(3,530,283)

Change in net assets resulting from capital transactions	(4,057,461)	(4,139,847)	(2,532,788)	603,841

Change in net assets	(27,352,543)	(224,663,759)	(4,282,664)	(16,280,905)

Net Assets:
Beginning of period	161,053,348	385,717,107	16,650,794	32,931,699

End of period	$133,700,805	$161,053,348	$12,368,130	$16,650,794

Accumulated net investment income (loss)	$997,274	$6,999,097	$31,415	$—

39	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	International Equity Fund		Mid-Cap Fund

	For the six months ended April 30, 2009 (Unaudited)	For the year ended October 31, 2008	For the six months ended April 30, 2009 (Unaudited)	For the year ended October 31, 2008

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$—	$—	$233,529	$2,247,640
Dividends reinvested	—	—	290,977	592,760
Value of shares redeemed	—	—	(270,503)	(1,823,839)

Class A Shares capital transactions	—	—	254,003	1,016,561

Class B Shares:
Proceeds from shares issued	—	—	48,591	132,611
Dividends reinvested	—	—	169,310	721,029
Value of shares redeemed	—	—	(272,974)	(2,456,625)

Class B Shares capital transactions	—	—	(55,073)	(1,602,985)

Class C Shares:
Proceeds from shares issued	—	—	—	9
Dividends reinvested	—	—	1,041	9,380
Value of shares redeemed	—	—	(508)	(52,339)

Class C Shares capital transactions	—	—	533	(42,950)

Class I Shares:
Proceeds from shares issued	11,855,603	40,597,462	277,531	2,731,685
Dividends reinvested	11,845,280	26,918,243	462,791	1,405,125
Value of shares redeemed	(27,758,344)	(71,655,552)	(3,472,573)	(2,903,595)

Class I Shares capital transactions	(4,057,461)	(4,139,847)	(2,732,251)	1,233,215

Change in net assets resulting from capital transactions	$(4,057,461)	$(4,139,847)	$(2,532,788)	$603,841

SHARE TRANSACTIONS:
Class A Shares:
Issued	—	—	52,018	266,103
Reinvested	—	—	65,535	65,426
Redeemed	—	—	(61,442)	(210,220)

Change in Class A Shares	—	—	56,111	121,309

Class B Shares:
Issued	—	—	12,062	17,380
Reinvested	—	—	42,117	86,351
Redeemed	—	—	(66,730)	(326,374)

Change in Class B Shares	—	—	(12,551)	(222,643)

Class C Shares:
Reinvested	—	—	256	1,113
Redeemed	—	—	(138)	(6,502)

Change in Class C Shares	—	—	118	(5,389)

Class I Shares:
Issued	1,406,054	2,263,402	59,333	318,390
Reinvested	1,323,495	1,358,821	101,267	151,578
Redeemed	(3,026,191)	(4,112,422)	(714,081)	(334,242)

Change in Class I Shares	(296,642)	(490,199)	(553,481)	135,726

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	40

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund		Opportunity Fund (Advisor)

	For the six months ended April 30, 2009 (Unaudited)	For the year ended October 31, 2008	For the six months ended April 30, 2009 (Unaudited)	For the year ended October 31, 2008

Investment Activities:
Operations:
Net investment income (loss)	$(50,718)	$(217,394)	$(199,031)	$(799,142)
Net realized gains (losses) from investment transactions	(1,634,722)	619,272	(14,020,263)	2,335,993
Change in unrealized appreciation/ depreciation from investments and foreign currencies	1,124,716	(7,169,941)	9,532,392	(57,458,069)

Change in net assets resulting from operations	(560,724)	(6,768,063)	(4,686,902)	(55,921,218)

Dividends:
Net realized gains:
Class A Shares	(539,992)	(4,275,970)	—	—
Class B Shares	(107,053)	(1,656,407)	—	—
Class C Shares	(13,420)	(112,933)	—	—
Class I Shares	—	—	(2,746,629)	(45,200,235)

Change in net assets resulting from shareholder dividends	(660,465)	(6,045,310)	(2,746,629)	(45,200,235)

Change in net assets resulting from capital transactions	(542,176)	3,861,286	(6,440,690)	22,369,148

Change in net assets	(1,763,365)	(8,952,087)	(13,874,221)	(78,752,305)

Net Assets:
Beginning of period	11,366,672	20,318,759	97,840,573	176,592,878

End of period	$9,603,307	$11,366,672	$83,966,352	$97,840,573

Accumulated net investment income (loss)	$(50,718)	$—	$(199,031)	$—

41	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund		Opportunity Fund (Advisor)

	For the six months ended April 30, 2009 (Unaudited)	For the year ended October 31, 2008	For the six months ended April 30, 2009 (Unaudited)	For the year ended October 31, 2008

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$272,772	$4,352,351	$—	$—
Dividends reinvested	537,466	4,182,326	—	—
Value of shares redeemed	(1,208,034)	(4,197,723)	—	—

Class A Shares capital transactions	(397,796)	4,336,954	—	—

Class B Shares:
Proceeds from shares issued	42,046	123,807	—	—
Dividends reinvested	106,455	1,634,480	—	—
Value of shares redeemed	(313,987)	(2,318,068)	—	—

Class B Shares capital transactions	(165,486)	(559,781)	—	—

Class C Shares:
Proceeds from shares issued	17,736	54,646	—	—
Dividends reinvested	13,420	111,644	—	—
Value of shares redeemed	(10,050)	(82,177)	—	—

Class C Shares capital transactions	21,106	84,113	—	—

Class I Shares:
Proceeds from shares issued	—	—	4,790,565	18,539,696
Dividends reinvested	—	—	2,020,969	33,936,218
Value of shares redeemed	—	—	(13,252,224)	(30,106,766)

Class I Shares capital transactions	—	—	(6,440,690)	22,369,148

Change in net assets resulting from capital transactions	$(542,176)	$3,861,286	$(6,440,690)	$22,369,148

SHARE TRANSACTIONS:
Class A Shares:
Issued	45,581	413,739	—	—
Reinvested	95,805	393,076	—	—
Redeemed	(197,212)	(371,280)	—	—

Change in Class A Shares	(55,826)	435,535	—	—

Class B Shares:
Issued	8,373	12,688	—	—
Reinvested	22,365	177,468	—	—
Redeemed	(62,478)	(261,383)	—	—

Change in Class B Shares	(31,740)	(71,227)	—	—

Class C Shares:
Issued	3,424	5,891	—	—
Reinvested	2,767	11,915	—	—
Redeemed	(1,959)	(9,434)	—	—

Change in Class C Shares	4,232	8,372	—	—

Class I Shares:
Issued	—	—	632,163	1,473,803
Reinvested	—	—	275,712	2,551,595
Redeemed	—	—	(1,745,925)	(2,365,826)

Change in Class I Shares	—	—	(838,050)	1,659,572

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	42

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Overseas Equity Fund		Value Fund

	For the six months ended April 30, 2009 (Unaudited)	For the year ended October 31, 2008	For the six months ended April 30, 2009 (Unaudited)	For the year ended October 31, 2008

Investment Activities:
Operations:
Net investment income (loss)	$38,165	$216,267	$217,828	$508,204
Net realized gains (losses) from investment transactions	(1,850,461)	3,797,400	(1,065,732)	(4,675,106)
Change in unrealized appreciation/ depreciation from investments and foreign currencies	1,348,358	(12,419,361)	(1,135,357)	(17,328,757)

Change in net assets resulting from operations	(463,938)	(8,405,694)	(1,983,261)	(21,495,659)

Dividends:
Net investment income:
Class A Shares	(374,072)	(105,065)	(90,507)	(197,548)
Class B Shares	(62,669)	(4,715)	(1,573)	(1,645)
Class C Shares	(2,972)	(123)	(176)	(118)
Class I Shares	—	—	(136,923)	(297,653)
Net realized gains:
Class A Shares	(2,912,698)	(2,297,440)	—	(2,036,989)
Class B Shares	(617,230)	(617,609)	—	(144,385)
Class C Shares	(28,817)	(24,923)	—	(10,272)
Class I Shares	—	—	—	(2,265,906)

Change in net assets resulting from shareholder dividends	(3,998,458)	(3,049,875)	(229,179)	(4,954,516)

Change in net assets resulting from capital transactions	2,748,157	(515,372)	(4,933,109)	2,078,757

Change in net assets	(1,714,239)	(11,970,941)	(7,145,549)	(24,371,418)

Net Assets:
Beginning of period	7,951,822	19,922,763	33,443,897	57,815,315

End of period	$6,237,583	$7,951,822	$26,298,348	$33,443,897

Accumulated net investment income (loss)	$38,165	$439,713	$115,541	$126,892

43	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Overseas Equity Fund		Value Fund

	For the six months ended April 30, 2009 (Unaudited)	For the year ended October 31, 2008	For the six months ended April 30, 2009 (Unaudited)	For the year ended October 31, 2008

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$221,769	$2,168,458	$191,867	$3,123,186
Dividends reinvested	3,262,709	2,383,150	89,958	2,222,634
Value of shares redeemed	(1,215,166)	(4,837,345)	(2,609,230)	(5,905,400)

Class A Shares capital transactions	2,269,312	(285,737)	(2,327,405)	(559,580)

Class B Shares:
Proceeds from shares issued	10,953	151,714	6,249	107,540
Dividends reinvested	667,369	599,255	1,569	145,230
Value of shares redeemed	(230,798)	(986,692)	(152,965)	(583,192)

Class B Shares capital transactions	447,524	(235,723)	(145,147)	(330,422)

Class C Shares:
Proceeds from shares issued	27	3,000	4	50
Dividends reinvested	31,789	25,043	176	10,390
Value of shares redeemed	(495)	(21,955)	(5,550)	(11,882)

Class C Shares capital transactions	31,321	6,088	(5,370)	(1,442)

Class I Shares:
Proceeds from shares issued	—	—	573,117	6,102,681
Dividends reinvested	—	—	123,075	2,444,669
Value of shares redeemed	—	—	(3,151,379)	(5,577,149)

Class I Shares capital transactions	—	—	(2,455,187)	2,970,201

Change in net assets resulting from capital transactions	$2,748,157	$(515,372)	$(4,933,109)	$2,078,757

SHARE TRANSACTIONS:
Class A Shares:
Issued	68,385	229,442	23,803	313,160
Reinvested	1,049,103	162,229	10,786	157,396
Redeemed	(296,783)	(330,382)	(325,695)	(452,094)

Change in Class A Shares	820,705	61,289	(291,106)	18,462

Class B Shares:
Issued	3,528	11,070	807	9,342
Reinvested	243,565	43,236	197	10,720
Redeemed	(78,823)	(75,053)	(20,021)	(47,908)

Change in Class B Shares	168,270	(20,747)	(19,017)	(27,846)

Class C Shares:
Issued	—	165	—	3
Reinvested	10,703	1,749	22	761
Redeemed	(68)	(1,593)	(751)	(939)

Change in Class C Shares	10,635	321	(729)	(175)

Class I Shares:
Issued	—	—	73,814	527,200
Reinvested	—	—	14,793	173,797
Redeemed	—	—	(405,824)	(446,281)

Change in Class I Shares	—	—	(317,217)	254,716

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	44

HSBC INVESTOR ADVISOR FUNDS TRUST—CORE PLUS FIXED INCOME FUND (ADVISOR)

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends

CLASS I SHARES
Year Ended October 31, 2004	$10.73	0.45	0.12	0.57	(0.45)	—	(0.45)
Year Ended October 31, 2005	10.85	0.44	(0.27)	0.17	(0.47)	—	(0.47)
Year Ended October 31, 2006	10.55	0.53	0.02	0.55	(0.51)	(0.46)	(0.97)
Year Ended October 31, 2007	10.13	0.54	0.17	0.71	(0.53)	—	(0.53)
Year Ended October 31, 2008	10.31	0.49	(1.33)	(0.84)	(0.50)	(0.08)	(0.58)
Six Months Ended April 30, 2009 (Unaudited)	8.89	0.24	0.29	0.53	(0.23)	—	(0.23)

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)		Portfolio Turnover Rate(b)(e)

CLASS I SHARES
Year Ended October 31, 2004	$10.85	5.46%		$109,518	0.64%		4.20%		0.64%		34.88%
Year Ended October 31, 2005	10.55	1.55	%(f)	89,743	0.52	%(f)	4.15	%(f)	0.52	%(f)	176.60%
Year Ended October 31, 2006	10.13	5.56%		80,976	0.56%		5.05%		0.80%		273.91%
Year Ended October 31, 2007	10.31	7.20	%(g)(h)	81,392	0.35	%(g)	5.24	%(g)	0.72%		252.26%
Year Ended October 31, 2008	8.89	(8.60	)%(i)	54,918	0.45%		4.96%		0.72%		119.38%
Six Months Ended April 30, 2009 (Unaudited)	9.19	6.10%		47,535	0.45%		5.35%		0.86%		17.88%

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Core Plus Fixed Income Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.11% for the Class I Shares.

(g)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total return were 0.10% for the Class I Shares.

(h)

During the year ended October 31, 2007, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to total return was 1.80%.

(i)

During the year ended October 31, 2008, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to total return was 0.38%.

45	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FUNDS—CORE PLUS FIXED INCOME FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends

CLASS A SHARES
Year Ended October 31, 2004	$10.48	0.40		0.12	0.52	(0.40)	—	(0.40)
Year Ended October 31, 2005	10.60	0.39		(0.27)	0.12	(0.42)	—	(0.42)
Year Ended October 31, 2006	10.30	0.49	*	0.05	0.54	(0.49)	(0.05)	(0.54)
Year Ended October 31, 2007	10.30	0.51	*	0.19	0.70	(0.52)	—	(0.52)
Year Ended October 31, 2008	10.48	0.48	*	(1.39)	(0.91)	(0.48)	—	(0.48)
Six Months Ended April 30, 2009 (Unaudited)	9.09	0.23	*	0.31	0.54	(0.23)	—	(0.23)

CLASS B SHARES
Year Ended October 31, 2004	$10.49	0.32		0.11	0.43	(0.32)	—	(0.32)
Year Ended October 31, 2005	10.60	0.32		(0.27)	0.05	(0.34)	—	(0.34)
Year Ended October 31, 2006	10.31	0.41		0.06	0.47	(0.42)	(0.05)	(0.47)
Year Ended October 31, 2007	10.31	0.44	*	0.18	0.62	(0.44)	—	(0.44)
Year Ended October 31, 2008	10.49	0.40	*	(1.38)	(0.98)	(0.41)	—	(0.41)
Six Months Ended April 30, 2009 (Unaudited)	9.10	0.20	*	0.31	0.51	(0.20)	—	(0.20)

CLASS C SHARES
Year Ended October 31, 2004	$10.48	0.32		0.11	0.43	(0.32)	—	(0.32)
Year Ended October 31, 2005	10.59	0.32		(0.27)	0.05	(0.34)	—	(0.34)
Year Ended October 31, 2006	10.30	0.41	*	0.06	0.47	(0.42)	(0.05)	(0.47)
Year Ended October 31, 2007	10.30	0.44	*	0.16	0.60	(0.44)	—	(0.44)
Year Ended October 31, 2008	10.46	0.39	*	(1.37)	(0.98)	(0.41)	—	(0.41)
Six Months Ended April 30, 2009 (Unaudited)	9.07	0.20	*	0.31	0.51	(0.20)	—	(0.20)

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)		Portfolio Turnover Rate(b)(e)

CLASS A SHARES
Year Ended October 31, 2004	$10.60	5.07%		$17,248	1.04%		3.78%		1.26%		34.88%
Year Ended October 31, 2005	10.30	1.16	%(f)	17,646	0.84	%(f)	3.82	%(f)	1.15	%(f)	176.60%
Year Ended October 31, 2006	10.30	5.45%		12,248	0.79%		4.82%		1.43%		273.91%
Year Ended October 31, 2007	10.48	6.90	%(g)(h)	13,592	0.67	%(g)	4.93	%(g)	1.41%		252.26%
Year Ended October 31, 2008	9.09	(8.99	)%(i)	8,371	0.70%		4.72%		1.46%		119.38%
Six Months Ended April 30, 2009 (Unaudited)	9.40	5.99%		7,546	0.70%		5.12%		1.87%		17.88%

CLASS B SHARES
Year Ended October 31, 2004	$10.60	4.19%		$7,017	1.79%		3.05%		2.01%		34.88%
Year Ended October 31, 2005	10.31	0.50	%(f)	6,168	1.59	%(f)	3.08	%(f)	1.90	%(f)	176.90%
Year Ended October 31, 2006	10.31	4.67%		4,267	1.54%		4.06%		2.19%		273.91%
Year Ended October 31, 2007	10.49	6.10	%(g)(h)	3,792	1.42	%(g)	4.18	%(g)	2.12%		252.26%
Year Ended October 31, 2008	9.10	(9.66	)%(i)	1,722	1.45%		3.98%		2.19%		119.38%
Six Months Ended April 30, 2009 (Unaudited)	9.41	5.59%		1,249	1.45%		4.37%		2.44%		17.88%

CLASS C SHARES
Year Ended October 31, 2004	$10.59	4.20%		$377	1.80%		3.07%		2.02%		34.88%
Year Ended October 31, 2005	10.30	0.51	%(f)	285	1.58	%(f)	3.14	%(f)	1.89	%(f)	176.90%
Year Ended October 31, 2006	10.30	4.67%		236	1.54%		4.07%		2.19%		273.91%
Year Ended October 31, 2007	10.46	5.92	%(g)(h)	30	1.43	%(g)	4.24	%(g)	2.19%		252.26%
Year Ended October 31, 2008	9.07	(9.69	)%(i)	95	1.45%		3.92%		2.22%		119.38%
Six Months Ended April 30, 2009 (Unaudited)	9.38	5.61%		101	1.45%		4.36%		2.55%		17.88%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Core Plus Fixed Income Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.11%, 0.11% and 0.12% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.03%, 0.03%, and 0.02% for Class A Shares, Class B Shares, and Class C Shares, respectively.

(h)

During the year ended October 31, 2007, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 1.77%, 1.76% and 1.77% for Class A Shares, Class B Shares and Class C Shares, respectively.

(i)

During the year ended October 31, 2008, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.38%, 0.38% and 0.38% for Class A Shares, Class B Shares and Class C Shares respectively.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	46

HSBC INVESTOR FUNDS—INTERMEDIATE DURATION FIXED INCOME FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends

CLASS A SHARES
Year Ended October 31, 2004	$10.47	0.32	*	0.06	0.38	(0.33)	(0.46)	(0.79)
Year Ended October 31, 2005	10.06	0.33		(0.29)	0.04	(0.37)	(0.06)	(0.43)
Year Ended October 31, 2006	9.67	0.45		0.05	0.50	(0.45)	—	(0.45)
Year Ended October 31, 2007	9.72	0.50	*	0.33	0.83	(0.50)	—	(0.50)
Year Ended October 31, 2008	10.05	0.41	*	(1.08)	(0.67)	(0.43)	(0.04)	(0.47)
Six Months Ended April 30, 2009 (Unaudited)	8.91	0.19	*	0.30	0.49	(0.17)	—	(0.17)

CLASS B SHARES
Year Ended October 31, 2004	$10.49	0.23		0.08	0.31	(0.26)	(0.46)	(0.72)
Year Ended October 31, 2005	10.08	0.25		(0.29)	(0.04)	(0.29)	(0.06)	(0.35)
Year Ended October 31, 2006	9.69	0.38		0.04	0.42	(0.38)	—	(0.38)
Year Ended October 31, 2007	9.73	0.43	*	0.33	0.76	(0.42)	—	(0.42)
Year Ended October 31, 2008	10.07	0.36	*	(1.10)	(0.74)	(0.36)	(0.04)	(0.40)
Six Months Ended April 30, 2009 (Unaudited)	8.93	0.15	*	0.30	0.45	(0.13)	—	(0.13)

CLASS C SHARES
Year Ended October 31, 2004	$10.49	0.22		0.08	0.30	(0.26)	(0.46)	(0.72)
Year Ended October 31, 2005	10.07	0.25		(0.29)	(0.04)	(0.29)	(0.06)	(0.35)
Year Ended October 31, 2006	9.68	0.38		0.05	0.43	(0.38)	—	(0.38)
Year Ended October 31, 2007	9.73	0.43	*	0.33	0.76	(0.43)	—	(0.43)
Year Ended October 31, 2008	10.06	0.36	*	(1.09)	(0.73)	(0.36)	(0.04)	(0.40)
Six Months Ended April 30, 2009 (Unaudited)	8.93	0.15	*	0.30	0.45	(0.13)	—	(0.13)

CLASS I SHARES
Year Ended October 31, 2004	$10.48	0.33		0.09	0.42	(0.36)	(0.46)	(0.82)
Year Ended October 31, 2005	10.08	0.35		(0.30)	0.05	(0.39)	(0.06)	(0.45)
Year Ended October 31, 2006	9.68	0.47		0.05	0.52	(0.47)	—	(0.47)
Year Ended October 31, 2007	9.73	0.53	*	0.32	0.85	(0.52)	—	(0.52)
Year Ended October 31, 2008	10.06	0.45	*	(1.08)	(0.63)	(0.46)	(0.04)	(0.50)
Six Months Ended April 30, 2009 (Unaudited)	8.93	0.20	*	0.30	0.50	(0.18)	—	(0.18)

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)		Portfolio Turnover Rate(b)(e)

CLASS A SHARES
Year Ended October 31, 2004	$10.06	3.90%		$1,558	1.10%		3.01%		1.21%		50.06%
Year Ended October 31, 2005	9.67	0.31	%(f)	1,055	1.01	%(f)	3.37	%(f)	1.10	%(f)	107.26%
Year Ended October 31, 2006	9.72	5.30%		976	0.80%		4.61%		1.65%		236.51%
Year Ended October 31, 2007	10.05	8.67	%(g)(h)	803	0.53	%(g)	5.02	%(g)	1.67%		219.76%
Year Ended October 31, 2008	8.91	(6.90	)%(i)	1,646	0.65%		4.33%		1.78%		124.23%
Six Months Ended April 30, 2009 (Unaudited)	9.23	5.53%		1,787	0.65%		4.20%		1.81%		62.22%

CLASS B SHARES
Year Ended October 31, 2004	$10.08	3.11%		$6,321	1.85%		2.28%		1.96%		50.06%
Year Ended October 31, 2005	9.69	(0.44	)%(f)	4,852	1.76	%(f)	2.60	%(f)	1.85	%(f)	107.26%
Year Ended October 31, 2006	9.73	4.40%		3,738	1.56%		3.84%		2.40%		236.51%
Year Ended October 31, 2007	10.07	7.96	%(g)(h)	2,982	1.28	%(g)	4.26	%(g)	2.41%		219.76%
Year Ended October 31, 2008	8.93	(7.58	)%(i)	1,365	1.40%		3.74%		2.51%		124.23%
Six Months Ended April 30, 2009 (Unaudited)	9.25	5.12%		1,181	1.40%		3.38%		2.53%		62.22%

CLASS C SHARES
Year Ended October 31, 2004	$10.07	3.03%		$679	1.85%		2.25%		1.96%		50.06%
Year Ended October 31, 2005	9.68	(0.44	)%(f)	527	1.77	%(f)	2.60	%(f)	1.86	%(f)	107.26%
Year Ended October 31, 2006	9.73	4.51%		503	1.55%		3.86%		2.40%		236.51%
Year Ended October 31, 2007	10.06	7.86	%(g)(h)	305	1.27	%(g)	4.27	%(g)	2.43%		219.76%
Year Ended October 31, 2008	8.93	(7.49	)%(i)	222	1.40%		3.69%		2.51%		124.23%
Six Months Ended April 30, 2009 (Unaudited)	9.25	5.13%		201	1.40%		3.43%		1.60%		62.22%

CLASS I SHARES
Year Ended October 31, 2004	$10.08	4.25%		$31,217	0.85%		3.28%		0.96%		50.06%
Year Ended October 31, 2005	9.68	0.45	%(f)	24,744	0.76	%(f)	3.60	%(f)	0.85	%(f)	107.26%
Year Ended October 31, 2006	9.73	5.56%		13,000	0.58%		4.77%		1.38%		236.51%
Year Ended October 31, 2007	10.06	8.93	%(g)(h)	9,955	0.28	%(g)	5.25	%(g)	1.42%		219.76%
Year Ended October 31, 2008	8.93	(6.56	)%(i)	9,641	0.40%		4.66%		1.51%		124.23%
Six Months Ended April 30, 2009 (Unaudited)	9.25	5.64%		9,181	0.40%		4.40%		1.55%		62.22%

*	Calculated based on average shares outstanding.

(a)

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Intermediate Duration Fixed Income Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.09%, 0.09%, 0.09% and 0.08% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(g)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.12%, 0.12%, 0.13%, and 0.12% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h)

During the year ended October 31, 2007, the respective Portfolio in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 3.75%, 3.74%, 3.74% and 3.75% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(i)

During the year ended October 31, 2008, the respective Portfolio in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 1.39%, 1.39%, 1.39% and 1.39% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

47	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FUNDS—NEW YORK TAX-FREE BOND FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends

CLASS A SHARES
Year Ended October 31, 2004	$11.21	0.34		0.17	0.51	(0.34)	(0.06)	(0.40)
Year Ended October 31, 2005	11.32	0.34		(0.22)	0.12	(0.34)	(0.02)	(0.36)
Year Ended October 31, 2006	11.08	0.37		0.12	0.49	(0.37)	(0.02)	(0.39)
Year Ended October 31, 2007	11.18	0.39	*	(0.14)	0.25	(0.38)	—	(0.38)
Year Ended October 31, 2008	11.05	0.39	*	(0.63)	(0.24)	(0.39)	(0.01)	(0.40)
Six Months Ended April 30, 2009 (Unaudited)	10.41	0.20	*	0.50	0.70	(0.20)	(0.04)	(0.24)

CLASS B SHARES
Year Ended October 31, 2004	$11.20	0.25		0.17	0.42	(0.25)	(0.06)	(0.31)
Year Ended October 31, 2005	11.31	0.25		(0.22)	0.03	(0.25)	(0.02)	(0.27)
Year Ended October 31, 2006	11.07	0.28		0.12	0.40	(0.28)	(0.02)	(0.30)
Year Ended October 31, 2007	11.17	0.30	*	(0.13)	0.17	(0.30)	—	(0.30)
Year Ended October 31, 2008	11.04	0.31	*	(0.63)	(0.32)	(0.31)	(0.01)	(0.32)
Six Months Ended April 30, 2009 (Unaudited)	10.40	0.16	*	0.50	0.66	(0.16)	(0.04)	(0.20)

CLASS C SHARES
Year Ended October 31, 2004	$11.25	0.25		0.16	0.41	(0.25)	(0.06)	(0.31)
Year Ended October 31, 2005	11.35	0.25		(0.22)	0.03	(0.25)	(0.02)	(0.27)
Year Ended October 31, 2006	11.11	0.28		0.12	0.40	(0.28)	(0.02)	(0.30)
Year Ended October 31, 2007	11.21	0.31	*	(0.14)	0.17	(0.30)	—	(0.30)
Year Ended October 31, 2008	11.08	0.31	*	(0.62)	(0.31)	(0.31)	(0.01)	(0.32)
Six Months Ended April 30, 2009 (Unaudited)	10.45	0.16	*	0.49	0.65	(0.16)	(0.04)	(0.20)

CLASS I SHARES
Year Ended October 31, 2004	$11.21	0.37		0.17	0.54	(0.37)	(0.06)	(0.43)
Year Ended October 31, 2005	11.32	0.37		(0.22)	0.15	(0.37)	(0.02)	(0.39)
Year Ended October 31, 2006	11.08	0.39		0.12	0.51	(0.39)	(0.02)	(0.41)
Year Ended October 31, 2007	11.18	0.41	*	(0.13)	0.28	(0.41)	—	(0.41)
Year Ended October 31, 2008	11.05	0.42	*	(0.63)	(0.21)	(0.42)	(0.01)	(0.43)
Six Months Ended April 30, 2009 (Unaudited)	10.41	0.21	*	0.50	0.71	(0.21)	(0.04)	(0.25)

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income to Average Net Assets(b)		Ratio of Expenses to Average Net Assets(b)(c)	Portfolio Turnover Rate(a)(d)

CLASS A SHARES
Year Ended October 31, 2004	$11.32	4.57%		$32,889	0.87%		3.01%		0.87%	26.96%
Year Ended October 31, 2005	11.08	1.03	%(e)	34,441	0.88	%(e)	3.02	%(e)	0.89%	13.87%
Year Ended October 31, 2006	11.18	4.45%		32,727	0.93%		3.30%		0.93%	12.69%
Year Ended October 31, 2007	11.05	2.34	%(f)	32,305	0.86	%(f)	3.50	%(f)	0.89%	17.03%
Year Ended October 31, 2008	10.41	(2.20)%		24,363	0.84%		3.56%		0.84%	0.00%
Six Months Ended April 30, 2009 (Unaudited)	10.87	6.73%		23,566	0.93%		3.73%		0.93%	5.16%

CLASS B SHARES
Year Ended October 31, 2004	$11.31	3.80%		$17,457	1.62%		2.27%		1.62%	26.96%
Year Ended October 31, 2005	11.07	0.28	%(e)	16,258	1.63	%(e)	2.27	%(e)	1.64%	13.87%
Year Ended October 31, 2006	11.17	3.67%		13,735	1.68%		2.56%		1.68%	12.69%
Year Ended October 31, 2007	11.04	1.58	%(f)	8,635	1.61	%(f)	2.75	%(f)	1.64%	17.03%
Year Ended October 31, 2008	10.40	(2.94)%		4,856	1.59%		2.80%		1.59%	0.00%
Six Months Ended April 30, 2009 (Unaudited)	10.86	6.35%		3,904	1.67%		2.99%		1.67%	5.16%

CLASS C SHARES
Year Ended October 31, 2004	$11.35	3.69%		$2,340	1.62%		2.26%		1.62%	26.96%
Year Ended October 31, 2005	11.11	0.28	%(e)	1,782	1.63	%(e)	2.26	%(e)	1.64%	13.87%
Year Ended October 31, 2006	11.21	3.66%		1,246	1.68%		2.55%		1.68%	12.69%
Year Ended October 31, 2007	11.08	1.57	%(f)	807	1.60	%(f)	2.75	%(f)	1.63%	17.03%
Year Ended October 31, 2008	10.45	(2.84)%		471	1.59%		2.80%		1.59%	0.00%
Six Months Ended April 30, 2009 (Unaudited)	10.90	6.22%		486	1.68%		2.96%		1.68%	5.16%

CLASS I SHARES
Year Ended October 31, 2004	$11.32	4.83%		$19,908	0.62%		3.27%		0.62%	26.96%
Year Ended October 31, 2005	11.08	1.28	%(e)	16,981	0.63	%(e)	3.27	%(e)	0.64%	13.87%
Year Ended October 31, 2006	11.18	4.71%		13,746	0.68%		3.55%		0.68%	12.69%
Year Ended October 31, 2007	11.05	2.59	%(f)	19,282	0.60	%(f)	3.74	%(f)	0.63%	17.03%
Year Ended October 31, 2008	10.41	(1.96)%		15,723	0.59%		3.80%		0.59%	0.00%
Six Months Ended April 30, 2009 (Unaudited)	10.87	6.86%		14,607	0.68%		3.97%		0.68%	5.16%

*	Calculated based on average shares outstanding.

(a)	Not Annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole, without the distinguishing between the classes of shares issued.

(e)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total returns were 0.01%, 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(f)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total returns were 0.03%, 0.04%, 0.03% and 0.03% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	48

HSBC INVESTOR FUNDS—GROWTH FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends

CLASS A SHARES
Period Ended October 31, 2004 (f)	$12.68	(0.02)		(0.11)	(0.13)	—	—	—
Year Ended October 31, 2005	12.55	0.03		1.59	1.62	(0.05)	—	(0.05)
Year Ended October 31, 2006	14.12	(0.02	)*	0.99	0.97	—	(0.23)	(0.23)
Year Ended October 31, 2007	14.86	0.00	*(i)	4.23	4.23	(0.01)	(1.13)	(1.14)
Year Ended October 31, 2008	17.95	(0.05	)*	(6.51)	(6.56)	—	(0.84)	(0.84)
Six Months Ended April 30, 2009 (Unaudited)	10.55	(0.01	)*	0.21	0.20	—	—	—

CLASS B SHARES
Period Ended October 31, 2004 (f)	$12.28	(0.07)		(0.10)	(0.17)	—	—	—
Year Ended October 31, 2005	12.11	(0.07)		1.53	1.46	—	—	—
Year Ended October 31, 2006	13.57	(0.12	)*	0.95	0.83	—	(0.23)	(0.23)
Year Ended October 31, 2007	14.17	(0.11	)*	3.99	3.88	—	(1.13)	(1.13)
Year Ended October 31, 2008	16.92	(0.16	)*	(6.07)	(6.23)	—	(0.84)	(0.84)
Six Months Ended April 30, 2009 (Unaudited)	9.85	(0.04	)*	0.18	0.14	—	—	—

CLASS C SHARES
Period Ended October 31, 2004 (f)	$12.35	(0.06)		(0.12)	(0.18)	—	—	—
Year Ended October 31, 2005	12.17	(0.07)		1.54	1.47	—	—	—
Year Ended October 31, 2006	13.64	(0.16	)*	0.99	0.83	—	(0.23)	(0.23)
Year Ended October 31, 2007	14.24	(0.11	)*	4.02	3.91	—	(1.13)	(1.13)
Year Ended October 31, 2008	17.02	(0.16	)*	(6.11)	(6.27)	—	(0.84)	(0.84)
Six Months Ended April 30, 2009 (Unaudited)	9.91	(0.04	)*	0.18	0.14	—	—	—

CLASS I SHARES
Period Ended October 31, 2004 (f)	$12.67	(0.01)		(0.11)	(0.12)	—	—	—
Year Ended October 31, 2005	12.55	0.06		1.59	1.65	(0.08)	—	(0.08)
Year Ended October 31, 2006	14.12	0.02	*	0.99	1.01	—	(0.23)	(0.23)
Year Ended October 31, 2007	14.90	0.03	*	4.24	4.27	(0.02)	(1.13)	(1.15)
Year Ended October 31, 2008	18.02	(0.02	)*	(6.54)	(6.56)	—	(0.84)	(0.84)
Six Months Ended April 30, 2009 (Unaudited)	10.62	0.00	*(i)	0.21	0.21	—	—	—

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover Rate(b)(e)

CLASS A SHARES
Period Ended October 31, 2004 (f)	$12.55	(1.03)%		$17,372	1.20%		(0.42)%		1.31%	53.08%
Year Ended October 31, 2005	14.12	12.91	%(g)	21,866	1.15	%(g)	0.19	%(g)	1.35%	79.54%
Year Ended October 31, 2006	14.86	6.92%		21,985	1.20%		(0.14)%		1.44%	75.06%
Year Ended October 31, 2007	17.95	30.45	%(h)	30,858	1.11	%(h)	(0.03	)%(h)	1.22%	57.04%
Year Ended October 31, 2008	10.55	(38.23	)%(j)	17,180	1.20%		(0.36)%		1.22%	157.87%
Six Months Ended April 30, 2009 (Unaudited)	10.75	1.90	%(k)	15,078	1.20%		(0.20)%		1.34%	33.58%

CLASS B SHARES
Period Ended October 31, 2004 (f)	$12.11	(1.38)%		$1,402	1.95%		(1.17)%		2.06%	53.08%
Year Ended October 31, 2005	13.57	12.06	%(g)	1,317	1.90	%(g)	(0.48	)%(g)	2.09%	79.54%
Year Ended October 31, 2006	14.17	6.16%		1,446	1.95%		(0.88)%		2.19%	75.06%
Year Ended October 31, 2007	16.92	29.43	%(h)	1,630	1.86	%(h)	(0.78	)%(h)	1.98%	57.04%
Year Ended October 31, 2008	9.85	(38.62	)%(j)	2,839	1.95%		(1.20)%		1.96%	157.87%
Six Months Ended April 30, 2009 (Unaudited)	9.99	1.42	%(k)	2,346	1.95%		(0.94)%		2.08%	33.58%

CLASS C SHARES
Period Ended October 31, 2004 (f)	$12.17	(1.46)%		$309	1.95%		(1.18)%		2.06%	53.08%
Year Ended October 31, 2005	13.64	12.08	%(g)	344	1.90	%(g)	(0.51	)%(g)	2.10%	79.54%
Year Ended October 31, 2006	14.24	6.13%		270	1.95%		(0.89)%		2.18%	75.06%
Year Ended October 31, 2007	17.02	29.49	%(h)	98	1.86	%(h)	(0.79	)%(h)	1.96%	57.04%
Year Ended October 31, 2008	9.91	(38.63	)%(j)	72	1.95%		(1.13)%		1.97%	157.87%
Six Months Ended April 30, 2009 (Unaudited)	10.05	1.41	%(k)	68	1.95%		(0.96)%		2.08%	33.58%

CLASS I SHARES
Period Ended October 31, 2004 (f)	$12.55	0.95%		$19,115	0.95%		(0.17)%		1.06%	53.08%
Year Ended October 31, 2005	14.12	13.17	%(g)	13,107	0.90	%(g)	0.56	%(g)	1.07%	79.54%
Year Ended October 31, 2006	14.90	7.21%		15,042	0.95%		0.12%		1.19%	75.06%
Year Ended October 31, 2007	18.02	30.73	%(h)	30,295	0.87	%(h)	0.20	%(h)	0.96%	57.04%
Year Ended October 31, 2008	10.62	(38.07	)%(j)	38,868	0.95%		(0.16)%		0.97%	157.87%
Six Months Ended April 30, 2009 (Unaudited)	10.83	1.98	%(k)	34,413	0.95%		0.05%		1.09%	33.58%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Growth Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets.

(f)	Class A Shares, Class B Shares, Class C Shares and Class I Shares commenced operations on May 10, 2004.

(g)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.05%, 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.09%, 0.09%, 0.09%, and 0.08% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(i)	Represents less than $0.005.

(j)

During the year ended October 31, 2008, the respective Portfolio in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.19%, 0.19%, 0.19% and 0.19% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(k)

During the period ended April 30, 2009, the respective Portfolio in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.44%, 0.44% and 0.44% and 0.44% for Class A Shares, Class B Shares, Class C Shares, and Class I Shares, respectively.

49	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR ADVISOR FUNDS TRUST—INTERNATIONAL EQUITY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends

CLASS I SHARES
Year Ended October 31, 2004	$12.76	0.18	2.32	2.50	(0.39)	—	(0.39)
Year Ended October 31, 2005	14.87	0.31	2.59	2.90	(0.23)	—	(0.23)
Year Ended October 31, 2006	17.54	0.38	5.14	5.52	(0.36)	(0.60)	(0.96)
Year Ended October 31, 2007	22.10	0.50	4.69	5.19	(0.55)	(1.84)	(2.39)
Year Ended October 31, 2008	24.90	0.53	(12.41)	(11.88)	(0.39)	(1.90)	(2.29)
Six Months Ended April 30, 2009 (Unaudited)	10.73	0.14	(0.62)	(0.48)	(0.54)	(0.62)	(1.16)

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover Rate(b)(e)

CLASS I SHARES
Year Ended October 31, 2004	$14.87	20.06%		$148,317	1.05%		1.39%		1.05%	106.11%
Year Ended October 31, 2005	17.54	19.69%		193,144	0.92%		2.01%		0.92%	31.32%
Year Ended October 31, 2006	22.10	32.70%		283,749	0.97%		2.02%		0.97%	33.39%
Year Ended October 31, 2007	24.90	25.41	%(f)(g)	385,717	0.87	%(f)	2.15	%(f)	0.89%	26.08%
Year Ended October 31, 2008	10.73	(51.92)%		161,053	0.84%		2.69%		0.84%	28.98%
Six Months Ended April 30, 2009 (Unaudited)	9.09	(4.39	)%(h)	133,701	1.05%		2.10%		1.05%	29.46%

(a)	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor International Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.02% for the Class I Shares.

(g)

During the year ended October 31, 2007, the respective Portfolio in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.18%.

(h)

During the period ended April 30, 2009, the respective Portfolio in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.01%.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	50

HSBC INVESTOR FUNDS—MID-CAP FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends

CLASS A SHARES
Year Ended October 31, 2004	$7.95	(0.04	)*	0.53	0.49	—	—
Year Ended October 31, 2005	8.44	(0.06	)*	1.49	1.43	—	—
Year Ended October 31, 2006	9.87	(0.00	)>	1.19	1.19	(2.18)	(2.18)
Year Ended October 31, 2007	8.88	(0.04	)*	2.59	2.55	(0.62)	(0.62)
Year Ended October 31, 2008	10.81	(0.03	)*	(4.17)	(4.20)	(1.23)	(1.23)
Six Months Ended April 30, 2009 (Unaudited)	5.38	0.01	*	(0.15)	(0.14)	(0.44)	(0.44)

CLASS B SHARES
Year Ended October 31, 2004	$7.75	(0.10	)*	0.51	0.41	—	—
Year Ended October 31, 2005	8.16	(0.13	)*	1.45	1.32	—	—
Year Ended October 31, 2006	9.48	(0.06	)*	1.13	1.07	(2.18)	(2.18)
Year Ended October 31, 2007	8.37	(0.10	)*	2.42	2.32	(0.62)	(0.62)
Year Ended October 31, 2008	10.07	(0.09	)*	(3.83)	(3.92)	(1.23)	(1.23)
Six Months Ended April 30, 2009 (Unaudited)	4.92	(0.01	)*	(0.13)	(0.14)	(0.44)	(0.44)

CLASS C SHARES
Year Ended October 31, 2004	$7.80	(0.10	)*	0.52	0.42	—	—
Year Ended October 31, 2005	8.22	(0.13	)*	1.45	1.32	—	—
Year Ended October 31, 2006	9.54	(0.06	)*	1.15	1.09	(2.18)	(2.18)
Year Ended October 31, 2007	8.45	(0.10	)*	2.43	2.33	(0.62)	(0.62)
Year Ended October 31, 2008	10.16	(0.10	)*	(3.86)	(3.96)	(1.23)	(1.23)
Six Months Ended April 30, 2009 (Unaudited)	4.97	(0.01	)*	(0.13)	(0.14)	(0.44)	(0.44)

CLASS I SHARES
Year Ended October 31, 2004	$8.01	(0.02	)*	0.53	0.51	—	—
Year Ended October 31, 2005	8.52	(0.02	)*	1.48	1.46	—	—
Year Ended October 31, 2006	9.98	0.03	*	1.20	1.23	(2.18)	(2.18)
Year Ended October 31, 2007	9.03	(0.02	)*	2.64	2.62	(0.62)	(0.62)
Year Ended October 31, 2008	11.03	(0.01	)*	(4.28)	(4.29)	(1.23)	(1.23)
Six Months Ended April 30, 2009 (Unaudited)	5.51	0.02	*	(0.15)	(0.13)	(0.44)	(0.44)

					Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)		Ratio of Expenses to Average Net Assets(b)(c)	Portfolio Turnover Rate(a)(d)

CLASS A SHARES
Year Ended October 31, 2004	$8.44	6.16%		$1,878	1.09%		(0.54)%		1.09%	106.72%
Year Ended October 31, 2005	9.87	16.94	%(e)	2,151	1.38	%(e)	(0.65	)%(e)	1.53%	169.62%
Year Ended October 31, 2006	8.88	13.66%		3,185	1.48%		(0.01)%		1.85%	53.16%
Year Ended October 31, 2007	10.81	30.51	%(f)	5,897	1.19	%(f)	(0.45	)%(f)	1.70%	66.16%
Year Ended October 31, 2008	5.38	(43.49)%		3,584	1.35%		(0.36)%		1.80%	64.65%
Six Months Ended April 30, 2009 (Unaudited)	4.80	(1.91	)%(g)	3,471	1.35%		0.43%		2.36%	24.81%

CLASS B SHARES
Year Ended October 31, 2004	$8.16	5.29%		$7,037	1.84%		(1.29)%		1.84%	106.72%
Year Ended October 31, 2005	9.48	16.18	%(e)	7,415	2.11	%(e)	(1.38	)%(e)	2.27%	169.62%
Year Ended October 31, 2006	8.37	12.78%		7,425	2.25%		(0.72)%		2.60%	53.16%
Year Ended October 31, 2007	10.07	29.56	%(f)	6,285	1.92	%(f)	(1.15	)%(f)	2.48%	66.16%
Year Ended October 31, 2008	4.92	(43.97)%		1,975	2.09%		(1.15)%		2.51%	64.65%
Six Months Ended April 30, 2009 (Unaudited)	4.34	(2.11	)%(g)	1,687	2.10%		(0.31)%		3.09%	24.81%

CLASS C SHARES
Year Ended October 31, 2004	$8.22	5.38%		$94	1.84%		(1.29)%		1.84%	106.72%
Year Ended October 31, 2005	9.54	16.06	%(e)	111	2.13	%(e)	(1.40	)%(e)	2.28%	169.62%
Year Ended October 31, 2006	8.45	12.93%		95	2.25%		(0.72)%		2.60%	53.16%
Year Ended October 31, 2007	10.16	29.40	%(f)	79	1.93	%(f)	(1.16	)%(f)	2.46%	66.16%
Year Ended October 31, 2008	4.97	(43.97)%		12	2.09%		(1.20)%		2.49%	64.65%
Six Months Ended April 30, 2009 (Unaudited)	4.39	(2.09	)%(g)	11	2.10%		(0.32)%		3.06%	24.81%

CLASS I SHARES
Year Ended October 31, 2004	$8.52	6.37%		$117,354	0.84%		(0.28)%		0.84%	106.72%
Year Ended October 31, 2005	9.98	17.14	%(e)	19,618	0.89	%(e)	(0.19	)%(e)	1.02%	169.62%
Year Ended October 31, 2006	9.03	13.97%		17,029	1.26%		0.29%		1.60%	53.16%
Year Ended October 31, 2007	11.03	30.80	%(f)	20,671	0.93	%(f)	(0.19	)%(f)	1.47%	66.16%
Year Ended October 31, 2008	5.51	(43.44)%		11,080	1.10%		(0.12)%		1.54%	64.65%
Six Months Ended April 30, 2009 (Unaudited)	4.94	(1.69	)%(g)	7,199	1.10%		0.69%		2.11%	24.81%

*	Calculated based on average shares outstanding.

>	Less than $0.005 per share.

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole, without the distinguishing between the classes of shares issued.

(e)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio and net income ratio were 0.10%, 0.10%, 0.10% and 0.09% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively. The corresponding impact to the total return was 0.57%, 0.57%, 0.57% and 0.56% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(f)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.16%, 0.18%, 0.17%, and 0.17% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(g)

During the period ended April 30, 2009, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.03%, 0.03%, 0.03% and 0.03% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

51	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FUNDS—OPPORTUNITY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends

CLASS A SHARES
Year Ended October 31, 2004	$10.36	(0.13)		0.68	0.55	—	—
Year Ended October 31, 2005	10.91	(0.14)		1.62	1.48	—	—
Year Ended October 31, 2006	12.39	(0.14	)*	2.43	2.29	(0.39)	(0.39)
Year Ended October 31, 2007	14.29	(0.16	)*	4.01	3.85	(1.73)	(1.73)
Year Ended October 31, 2008	16.41	(0.12	)*	(4.04)	(4.16)	(5.16)	(5.16)
Six Months Ended April 30, 2009 (Unaudited)	7.09	(0.03	)*	(0.31)	(0.34)	(0.43)	(0.43)

CLASS B SHARES
Year Ended October 31, 2004	$9.85	(0.20)		0.64	0.44	—	—
Year Ended October 31, 2005	10.29	(0.22)		1.53	1.31	—	—
Year Ended October 31, 2006	11.60	(0.23	)*	2.27	2.04	(0.39)	(0.39)
Year Ended October 31, 2007	13.25	(0.25	)*	3.67	3.42	(1.73)	(1.73)
Year Ended October 31, 2008	14.94	(0.18	)*	(3.50)	(3.68)	(5.16)	(5.16)
Six Months Ended April 30, 2009 (Unaudited)	6.10	(0.04	)*	(0.28)	(0.32)	(0.43)	(0.43)

CLASS C SHARES
Year Ended October 31, 2004	$9.94	(0.22)		0.67	0.45	—	—
Year Ended October 31, 2005	10.39	(0.21)		1.53	1.32	—	—
Year Ended October 31, 2006	11.71	(0.23	)*	2.29	2.06	(0.39)	(0.39)
Year Ended October 31, 2007	13.38	(0.26	)*	3.72	3.46	(1.73)	(1.73)
Year Ended October 31, 2008	15.11	(0.17	)*	(3.57)	(3.74)	(5.16)	(5.16)
Six Months Ended April 30, 2009 (Unaudited)	6.21	(0.04	)*	(0.29)	(0.33)	(0.43)	(0.43)

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)		Portfolio Turnover Rate(b)(e)

CLASS A SHARES
Year Ended October 31, 2004	$10.91	5.31%		$20,902	1.61%		(1.24)%		1.72%		81.75%
Year Ended October 31, 2005	12.39	13.57	%(f)	22,875	1.51	%(f)	(1.11	)%(f)	1.69	%(f)	63.95%
Year Ended October 31, 2006	14.29	18.81%		24,463	1.55%		(1.04)%		1.70%		60.83%
Year Ended October 31, 2007	16.41	30.28	%(g)	15,057	1.52	%(g)	(1.13	)%(g)	1.77%		69.41%
Year Ended October 31, 2008	7.09	(35.84)%		9,600	1.55%		(1.13)%		1.82%		80.42%
Six Months Ended April 30, 2009 (Unaudited)	6.32	(3.99)%		8,201	1.55%		(0.99)%		2.42%		29.04%

CLASS B SHARES
Year Ended October 31, 2004	$10.29	4.47%		$4,611	2.36%		(2.00)%		2.47%		81.75%
Year Ended October 31, 2005	11.60	12.73	%(f)	4,539	2.26	%(f)	(1.86	)%(f)	2.44	%(f)	63.95%
Year Ended October 31, 2006	13.25	17.91%		4,768	2.30%		(1.79)%		2.45%		60.83%
Year Ended October 31, 2007	14.94	29.30	%(g)	4,928	2.26	%(g)	(1.91	)%(g)	2.52%		69.41%
Year Ended October 31, 2008	6.10	(36.30)%		1,578	2.29%		(1.88)%		2.58%		80.42%
Six Months Ended April 30, 2009 (Unaudited)	5.35	(4.32)%		1,213	2.30%		(1.73)%		3.20%		29.04%

CLASS C SHARES
Year Ended October 31, 2004	$10.39	4.53%		$344	2.37%		(2.00)%		2.48%		81.75%
Year Ended October 31, 2005	11.71	12.70	%(f)	306	2.26	%(f)	(1.86	)%(f)	2.44	%(f)	63.95%
Year Ended October 31, 2006	13.38	17.92%		299	2.30%		(1.78)%		2.45%		60.83%
Year Ended October 31, 2007	15.11	29.32	%(g)	334	2.27	%(g)	(1.91	)%(g)	2.50%		69.41%
Year Ended October 31, 2008	6.21	(36.27)%		189	2.30%		(1.88)%		2.58%		80.42%
Six Months Ended April 30, 2009 (Unaudited)	5.45	(4.41)%		189	2.30%		(1.74)%		3.21%		29.04%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Opportunity Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.04%, 0.04% and 0.04% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total returns were 0.03%, 0.04% and 0.03% for Class A Shares, Class B Shares and Class C Shares, respectively.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	52

HSBC INVESTOR ADVISOR FUNDS TRUST—OPPORTUNITY FUND (ADVISOR)

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends

CLASS I SHARES
Year Ended October 31, 2004	$12.36	(0.08)	0.79	0.71	—	—
Year Ended October 31, 2005	13.07	(0.10)	1.97	1.87	—	—
Year Ended October 31, 2006	14.94	(0.09)	2.93	2.84	(0.50)	(0.50)
Year Ended October 31, 2007	17.28	(0.11)	4.48	4.37	(2.71)	(2.71)
Year Ended October 31, 2008	18.94	(0.07)	(4.99)	(5.06)	(4.97)	(4.97)
Six Months Ended April 30, 2009 (Unaudited)	8.91	(0.02)	(0.35)	(0.37)	(0.26)	(0.26)

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover Rate(b)(e)

CLASS I SHARES
Year Ended October 31, 2004	$13.07	5.74%		$279,669	0.98%		(0.62)%		0.98%	81.75%
Year Ended October 31, 2005	14.94	14.31	%(f)	177,519	0.94	%(f)	(0.54	)%(f)	0.94%	63.95%
Year Ended October 31, 2006	17.28	19.40%		192,124	1.03%		(0.51)%		1.03%	60.83%
Year Ended October 31, 2007	18.94	29.42	%(g)	176,593	0.96	%(g)	(0.60)%		1.03%	69.41%
Year Ended October 31, 2008	8.91	(35.39)%		97,841	0.97%		(0.55)%		0.97%	80.42%
Six Months Ended April 30, 2009 (Unaudited)	8.28	(3.72)%		83,966	1.06%		(0.50)%		1.06%	29.04%

(a)	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Opportunity Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return was 0.04% for the Class I Shares.

(g)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.07% for the Class I Shares.

53	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FUNDS—OVERSEAS EQUITY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends

CLASS A SHARES
Year Ended October 31, 2004	$11.73	0.08		2.19	2.27	(0.07)	—	(0.07)
Year Ended October 31, 2005	13.93	0.18		2.33	2.51	(0.06)	(0.79)	(0.85)
Year Ended October 31, 2006	15.59	0.22		4.45	4.67	(0.25)	(1.16)	(1.41)
Year Ended October 31, 2007	18.85	0.22	*	3.92	4.14	(0.40)	(2.11)	(2.51)
Year Ended October 31, 2008	20.48	0.24	*	(9.41)	(9.17)	(0.15)	(3.31)	(3.46)
Six Months Ended April 30, 2009 (Unaudited)	7.85	0.02	*	(0.44)	(0.42)	(0.49)	(3.79)	(4.28)

CLASS B SHARES
Year Ended October 31, 2004	$11.34	0.01	*	2.08	2.09	—	—	—
Year Ended October 31, 2005	13.43	0.07		2.24	2.31	—	(0.79)	(0.79)
Year Ended October 31, 2006	14.95	0.09		4.26	4.35	(0.14)	(1.16)	(1.30)
Year Ended October 31, 2007	18.00	0.10	*	3.70	3.80	(0.27)	(2.11)	(2.38)
Year Ended October 31, 2008	19.42	0.14	*	(8.86)	(8.72)	(0.03)	(3.31)	(3.34)
Six Months Ended April 30, 2009 (Unaudited)	7.36	0.01	*	(0.43)	(0.42)	(0.38)	(3.79)	(4.17)

CLASS C SHARES
Year Ended October 31, 2004	$11.54	(0.01)		2.14	2.13	—	—	—
Year Ended October 31, 2005	13.67	0.06		2.29	2.35	—	(0.79)	(0.79)
Year Ended October 31, 2006	15.23	0.11		4.33	4.44	(0.14)	(1.16)	(1.30)
Year Ended October 31, 2007	18.37	0.11	*	3.80	3.91	(0.23)	(2.11)	(2.34)
Year Ended October 31, 2008	19.94	0.15	*	(9.15)	(9.00)	(0.02)	(3.31)	(3.33)
Six Months Ended April 30, 2009 (Unaudited)	7.61	0.01	*	(0.44)	(0.43)	(0.39)	(3.79)	(4.18)

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover Rate(b)(e)

CLASS A SHARES
Year Ended October 31, 2004	$13.93	19.40%		$17,721	1.78%		0.79%		1.88%	106.11%
Year Ended October 31, 2005	15.59	18.64%		20,680	1.66%		1.21%		1.66%	31.32%
Year Ended October 31, 2006	18.85	31.85%		22,761	1.67%		1.24%		1.67%	33.39%
Year Ended October 31, 2007	20.48	24.19	%(f)	16,078	1.62	%(f)	1.15	%(f)	1.64%	26.08%
Year Ended October 31, 2008	7.85	(52.63)%		6,645	1.70%		1.75%		1.81%	28.98%
Six Months Ended April 30, 2009 (Unaudited)	3.15	(4.74	)%(g)	5,248	1.70%		1.35%		2.71%	29.46%

CLASS B SHARES
Year Ended October 31, 2004	$13.43	18.43%		$2,061	2.53%		0.05%		2.63%	106.11%
Year Ended October 31, 2005	14.95	17.72%		2,403	2.41%		0.47%		2.41%	31.32%
Year Ended October 31, 2006	18.00	30.87%		3,234	2.42%		0.58%		2.42%	33.39%
Year Ended October 31, 2007	19.42	23.26	%(f)	3,698	2.37	%(f)	0.59	%(f)	2.40%	26.08%
Year Ended October 31, 2008	7.36	(52.97)%		1,249	2.45%		1.05%		2.56%	28.98%
Six Months Ended April 30, 2009 (Unaudited)	2.77	(5.07	)%(g)	935	2.45%		0.49%		3.45%	29.46%

CLASS C SHARES
Year Ended October 31, 2004	$13.67	18.46%		$137	2.54%		(0.10)%		2.66%	106.11%
Year Ended October 31, 2005	15.23	17.70%		164	2.41%		0.48%		2.41%	31.32%
Year Ended October 31, 2006	18.37	30.92%		163	2.41%		0.58%		2.41%	33.39%
Year Ended October 31, 2007	19.94	23.39	%(f)	147	2.30	%(f)	0.59	%(f)	2.32%	26.08%
Year Ended October 31, 2008	7.61	(52.96)%		58	2.45%		1.12%		2.57%	28.98%
Six Months Ended April 30, 2009 (Unaudited)	3.00	(5.14	)%(g)	55	2.45%		0.67%		3.46%	29.46%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor International Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total returns were 0.02%, 0.03% and 0.02% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)

During the period ended April 30, 2009, the respective Portfolio in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares and Class C Shares, respectively.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	54

HSBC INVESTOR FUNDS—VALUE FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends

CLASS A SHARES
Period Ended October 31, 2004 (f)	$12.68	0.05		0.69	0.74	(0.04)	—	(0.04)
Year Ended October 31, 2005	13.38	0.10		1.86	1.96	(0.08)	(0.13)	(0.21)
Year Ended October 31, 2006	15.13	0.12	*	2.95	3.07	(0.19)	(1.29)	(1.48)
Year Ended October 31, 2007	16.72	0.14	*	1.38	1.52	(0.13)	(1.57)	(1.70)
Year Ended October 31, 2008	16.54	0.13	*	(6.30)	(6.17)	(0.13)	(1.30)	(1.43)
Six Months Ended April 30, 2009 (Unaudited)	8.94	0.06	*	(0.49)	(0.43)	(0.06)	—	(0.06)

CLASS B SHARES
Period Ended October 31, 2004 (f)	$12.28	—		0.68	0.68	(0.01)	—	(0.01)
Year Ended October 31, 2005	12.95	(0.02)		1.80	1.78	—	(0.13)	(0.13)
Year Ended October 31, 2006	14.60	—	*	2.84	2.84	(0.07)	(1.29)	(1.36)
Year Ended October 31, 2007	16.08	0.02	*	1.32	1.34	(0.02)	(1.57)	(1.59)
Year Ended October 31, 2008	15.83	0.03	*	(6.01)	(5.98)	(0.02)	(1.30)	(1.32)
Six Months Ended April 30, 2009 (Unaudited)	8.53	0.03	*	(0.48)	(0.45)	(0.02)	—	(0.02)

CLASS C SHARES
Period Ended October 31, 2004 (f)	$12.35	0.01		0.67	0.68	(0.02)	—	(0.02)
Year Ended October 31, 2005	13.01	(0.02)		1.82	1.80	(0.01)	(0.13)	(0.14)
Year Ended October 31, 2006	14.67	—	*	2.85	2.85	(0.05)	(1.29)	(1.34)
Year Ended October 31, 2007	16.18	0.02	*	1.32	1.34	(0.01)	(1.57)	(1.58)
Year Ended October 31, 2008	15.94	0.03	*	(6.05)	(6.02)	(0.02)	(1.30)	(1.32)
Six Months Ended April 30, 2009 (Unaudited)	8.60	0.03	*	(0.49)	(0.46)	(0.02)	—	(0.02)

CLASS I SHARES
Period Ended October 31, 2004 (f)	$12.67	0.07		0.70	0.77	(0.06)	—	(0.06)
Year Ended October 31, 2005	13.38	0.13		1.86	1.99	(0.11)	(0.13)	(0.24)
Year Ended October 31, 2006	15.13	0.15	*	2.94	3.09	(0.23)	(1.29)	(1.52)
Year Ended October 31, 2007	16.70	0.18	*	1.38	1.56	(0.17)	(1.57)	(1.74)
Year Ended October 31, 2008	16.52	0.16	*	(6.28)	(6.12)	(0.17)	(1.30)	(1.47)
Six Months Ended April 30, 2009 (Unaudited)	8.93	0.07	*	(0.50)	(0.43)	(0.07)	—	(0.07)

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)		Portfolio Turnover Rate(b)(e)

CLASS A SHARES
Period Ended October 31, 2004 (f)	$13.38	7.79%		$20,933	1.20%		0.81%		1.25%		10.33%
Year Ended October 31, 2005	15.13	14.69	%(g)	23,315	1.15	%(g)	0.64	%(g)	1.30	%(g)	16.45%
Year Ended October 31, 2006	16.72	21.70%		24,688	1.20%		0.74%		1.43%		20.63%
Year Ended October 31, 2007	16.54	9.77	%(h)	27,225	1.11	%(h)	0.84	%(h)	1.25%		18.67%
Year Ended October 31, 2008	8.94	(40.46	)%(i)	14,881	1.20%		0.99%		1.23%		24.61%
Six Months Ended April 30, 2009 (Unaudited)	8.45	(4.81	)%(j)	11,602	1.20%		1.47%		1.46%		13.02%

CLASS B SHARES
Period Ended October 31, 2004 (f)	$12.95	9.06%		$1,938	1.95%		0.05%		2.00%		10.33%
Year Ended October 31, 2005	14.60	13.78	%(g)	1,767	1.90	%(g)	(0.10	)%(g)	2.04	%(g)	16.45%
Year Ended October 31, 2006	16.08	20.78%		1,939	1.95%		(0.01)%		2.18%		20.63%
Year Ended October 31, 2007	15.83	8.92	%(h)	1,772	1.87	%(h)	0.10	%(h)	2.00%		18.67%
Year Ended October 31, 2008	8.53	(40.89	)%(i)	717	1.95%		0.24%		1.98%		24.61%
Six Months Ended April 30, 2009 (Unaudited)	8.06	(5.27	)%(j)	525	1.95%		0.73%		2.19%		13.02%

CLASS C SHARES
Period Ended October 31, 2004 (f)	$13.01	8.47%		$399	1.95%		0.04%		2.00%		10.33%
Year Ended October 31, 2005	14.67	13.86	%(g)	388	1.90	%(g)	(0.12	)%(g)	2.05	%(g)	16.45%
Year Ended October 31, 2006	16.18	20.72%		157	1.95%		0.01%		2.17%		20.63%
Year Ended October 31, 2007	15.94	8.95	%(h)	126	1.87	%(h)	0.11	%(h)	1.99%		18.67%
Year Ended October 31, 2008	8.60	(40.89	)%(i)	66	1.95%		0.24%		1.98%		24.61%
Six Months Ended April 30, 2009 (Unaudited)	8.12	(5.31	)%(j)	57	1.95%		0.70%		2.20%		13.02%

CLASS I SHARES
Period Ended October 31, 2004 (f)	$13.38	6.05%		$25,600	0.95%		1.05%		1.00%		10.33%
Year Ended October 31, 2005	15.13	14.96	%(g)	15,044	0.90	%(g)	0.91	%(g)	1.02	%(g)	16.45%
Year Ended October 31, 2006	16.70	21.90%		18,036	0.95%		0.99%		1.18%		20.63%
Year Ended October 31, 2007	16.52	10.04	%(h)	28,692	0.87	%(h)	1.07	%(h)	0.99%		18.67%
Year Ended October 31, 2008	8.93	(40.29	)%(i)	17,779	0.95%		1.24%		0.98%		24.61%
Six Months Ended April 30, 2009 (Unaudited)	8.43	(4.79	)%(j)	14,114	0.95%		1.71%		1.21%		13.02%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Value Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets.

(f)	Class A Shares, Class B Shares, Class C Shares and Class I Shares commenced operations on May 10, 2004.

(g)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.05%, 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total returns were 0.09%, 0.08%, 0.08% and 0.08% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(i)

During the year ended October 31, 2008, the respective Portfolio in which the Fund invests in received monies related to certain nonrecurring litigations settlements. The corresponding impact to the total return was 0.22%, 0.22%, 0.22% and 0.22% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(j)

During the period ended April 30, 2009, the respective Portfolio in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.03%, 0.03%, 0.03% and 0.03% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

55	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2009 (Unaudited)

1.	Organization:

          The HSBC Investor Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the “Advisor Trust”), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end management investment companies. As of April 30, 2009, the Trust is comprised of 18 separate operational funds and the Advisor Trust is comprised of 3 separate operational funds. The accompanying financial statements are presented for the following 11 funds (individually a “Fund”, collectively the “Funds”) of the Trust and Advisor Trust (collectively the “Trusts”):

Fund	Short Name	Trust

HSBC Investor Core Plus Fixed Income Fund (Advisor)	Core Plus Fixed Income Fund (Advisor)	Advisor Trust
HSBC Investor Core Plus Fixed Income Fund	Core Plus Fixed Income Fund	Trust
HSBC Investor Intermediate Duration Fixed Income Fund	Intermediate Duration Fixed Income Fund	Trust
HSBC Investor New York Tax-Free Bond Fund	New York Tax-Free Bond Fund	Trust
HSBC Investor Growth Fund	Growth Fund	Trust
HSBC Investor International Equity Fund	International Equity Fund	Advisor Trust
HSBC Investor Mid-Cap Fund	Mid-Cap Fund	Trust
HSBC Investor Opportunity Fund	Opportunity Fund	Trust
HSBC Investor Opportunity Fund (Advisor)	Opportunity Fund (Advisor)	Advisor Trust
HSBC Investor Overseas Equity Fund	Overseas Fund	Trust
HSBC Investor Value Fund	Value Fund	Trust

          All the Funds, except the New York Tax-Free Bond Fund, are diversified funds. The New York Tax-Free Bond Fund is a non-diversified fund which means it may concentrate its investments in the securities of a limited number of issuers. Each Fund is a part of the HSBC Family of Funds.

          Financial statements for all other funds of the HSBC Investor Family of Funds are published separately. The Core Plus Fixed Income Fund (Advisor), Core Plus Fixed Income Fund, Intermediate Duration Fixed Income Fund, Growth Fund, International Equity Fund, Opportunity Fund, Opportunity Fund (Advisor), Overseas Equity Fund, and the Value Fund (individually a “Feeder Fund”, collectively the “Feeder Funds”) utilize the master-feeder fund structure and seek to achieve their investment objectives by investing all of their investable assets in their respective Portfolios (as defined below).

Fund	Respective Portfolio	Proportionate Interest on April 30, 2009

Core Plus Fixed Income Fund Fund (Advisor)	HSBC Investor Core Plus Fixed Income Portfolio	68.8%
Core Plus Fixed Income Fund	HSBC Investor Core Plus Fixed Income Portfolio	12.9%
Intermediate Duration Fixed Income Fund	HSBC Investor Intermediate Duration Fixed Income Portfolio	97.8%
Growth Fund	HSBC Investor Growth Portfolio	66.3%
International Equity Fund	HSBC Investor International Equity Portfolio	80.2%
Opportunity Fund	HSBC Investor Opportunity Portfolio	8.7%
Opportunity Fund (Advisor)	HSBC Investor Opportunity Portfolio	75.7%
Overseas Equity Fund	HSBC Investor International Equity Portfolio	3.7%
Value Fund	HSBC Investor Value Portfolio	61.5%

HSBC INVESTOR FAMILY OF FUNDS	56

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2009 (Unaudited) (continued)

          The HSBC Investor Core Plus Fixed Income Portfolio, HSBC Investor Intermediate Duration Fixed Income Portfolio, HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio and the HSBC Investor Value Portfolio (individually a “Portfolio”, collectively the “Portfolios”) are diversified series of the HSBC Investor Portfolios (the “Portfolio Trust”). The Portfolios operate as master funds in master-feeder arrangements and also receive investments from fund of funds.

          The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Feeder Funds.

          The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Intermediate Duration Fixed Income Fund, New York Tax-Free Bond Fund, Growth Fund, Mid-Cap Fund, and the Value Fund each offer four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class I Shares. The Core Plus Fixed Income Fund (Advisor), International Equity Fund, and the Opportunity Fund (Advisor) each offer one class of shares: Class I Shares. The Core Plus Fixed Income Fund, Opportunity Fund, and the Overseas Equity Fund each offer three classes of shares: Class A Shares, Class B Shares, and Class C Shares. Class A Shares of the Growth Fund, Mid-Cap Fund, Opportunity Fund, Overseas Fund, and Value Fund have a maximum sales charge of 5.00% as a percentage of the original purchase price while Class A Shares of the Core Plus Fixed Income Fund, Intermediate Duration Fixed Income Fund, and New York Tax-Free Bond Fund have a maximum sales charge of 4.75% as a percentage of the original purchase price. The Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the Funds. Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

          Under the Trusts’ organizational documents, the Trusts’ officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trusts enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown, as this would involve any future claims that may be made against the Funds. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

          Effective November 1, 2008, the Trust adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Funds’ net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

A. New York Tax-Free Bond Fund and Mid-Cap Fund

          Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds’ Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as the institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

57	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2009 (Unaudited) (continued)

          The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued by or at the direction of the Funds’ Board of Trustees. In addition, specific securities may need to be valued by or at the direction of the Funds’ Board of Trustees due to potentially significant events. Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or profits, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters and armed conflicts.

B. Feeder Funds

          The Feeder Funds record their investments in their respective Portfolios at fair value. Securities of the Portfolios are recorded at fair value as more fully discussed in the notes to those financial statements.

Investment Transactions and Related Income:

A. New York Tax-Free Bond Fund and Mid-Cap Fund

          Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, changes in holdings are accounted for on trade date on the last business day of the reporting period. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

B. Feeder Funds

          The Feeder Funds record daily their pro-rata share of income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from their respective Portfolios. In addition, the Feeder Funds accrue their own expenses daily as incurred.

Futures Contracts:

          The New York Tax-Free Bond Fund and Mid-Cap Fund may invest in futures contracts for the purpose of hedging existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

          Should market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to Bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin, The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. As of April 30, 2009, the Funds did not hold any investments in futures contracts.

Options:

          The Mid-Cap Fund may write covered call options against some of the securities in their portfolios provided the securities are listed on a national securities exchange. A call option is “covered” if the Fund owns the underlying securities covered by the call. The premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If the call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining a realized gain or loss. For the period ended April 30, 2009, the Fund did not write any covered call options.

Allocations:

          Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all funds within the HSBC Investor Family of Funds in relation to the net

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Notes to Financial Statements—as of April 30, 2009 (Unaudited) (continued)

assets of each fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized/realized gains and losses in investments are allocated to each class of shares based on its relative net assets on a daily basis.

Dividends to Shareholders:

          The Core Plus Fixed Income Fund (Advisor), Core Plus Fixed Income Fund, Intermediate Duration Fixed Income Fund, and the New York Tax-Free Bond Fund declare all net investment income daily as dividends to their shareholders and distribute such dividends monthly. Dividends from net investment income, if any, are declared and distributed semi-annually in the case of the Growth Fund, Opportunity Fund, Opportunity (Advisor) and the Value Fund, and annually in the case of the International Equity Fund, Mid-Cap Fund, and Overseas Fund.

          The Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

          The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Redemption Fee:

          A redemption fee of 2.00% is charged and recorded as paid-in-capital for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For the fiscal year ended October 31, 2008 and period ended April 30, 2009, the following Funds collected redemption fees as follows:

Fund	Fees Collected October 31, 2008	Fees Collected April 30, 2009

Core Plus Fixed Income Fund (Advisor)	$2,944	$103
Core Plus Fixed Income Fund	2,237	—
Intermediate Duration Fixed Income Fund	4	—
New York Tax-Free Bond Fund	—	133
Growth Fund	1,549	81
International Equity Fund	868	1,963
Mid-Cap Fund	20	10
Opportunity Fund (Advisor)	5	881
Opportunity Fund	749	167
Overseas Equity Fund	1,711	35
Value Fund	761	19

Federal Income Taxes:

          Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

          In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of

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Notes to Financial Statements—as of April 30, 2009 (Unaudited) (continued)

benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. The FIN 48 analysis included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Funds’ net assets or results of operations during the period.

New Accounting Pronouncements:

          In March 2008, the Financial Accounting Standards Board (“FASB”) issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 will be effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statements and related disclosures.

          In April 2009, the FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds’ financial statement disclosures.

3.	Investment Valuation Summary

The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1: quoted prices in active markets for identical assets

•	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

          The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation as of April 30, 2009 for each Fund based upon the three levels defined above:

	LEVEL 1 - Quoted Prices		LEVEL 2 - Other Significant

Fund Name	Investment Securities	Other Financial Instruments*	Investment Securities	Other Financial Instruments*

Core Plus Fixed Income Fund (Advisor)	$—	$—	$47,774,522	$—
Core Plus Fixed Income Fund	—	—	8,960,382	—
Intermediate Duration Fixed Income Fund	—	—	12,365,152	—
New York Tax-Free Bond Fund	180,080	—	42,033,676	—
Growth Fund	—	—	52,188,306	—
International Equity Fund	—	—	133,307,368	—
Mid-Cap Fund	12,355,767	—	—	—
Opportunity Fund	—	—	9,648,262	—
Opportunity Fund (Advisor)	—	—	83,967,965	—
Overseas Equity Fund	—	—	6,232,265	—
Value Fund	—	—	26,525,728	—

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Notes to Financial Statements—as of April 30, 2009 (Unaudited) (continued)

	LEVEL 3 - Significant		Total

Fund Name	Investment Securities	Other Financial Instruments*	Investment Securities	Other Financial Instruments*

Core Plus Fixed Income Fund (Advisor)	$—	$—	$47,774,522	$—
Core Plus Fixed Income Fund	—	—	8,960,382	—
Intermediate Duration Fixed Income Fund	—	—	12,365,152	—
New York Tax-Free Bond Fund	—	—	42,213,756	—
Growth Fund	—	—	52,188,306	—
International Equity Fund	—	—	133,307,368	—
Mid-Cap Fund	—	—	12,355,767	—
Opportunity Fund	—	—	9,648,262	—
Opportunity Fund (Advisor)	—	—	83,967,965	—
Overseas Equity Fund	—	—	6,232,265	—
Value Fund		—	26,525,728	—

*

Other financial instruments would include any derivative instruments, such as any futures, forwards, and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

4.	Related Party Transactions:

Investment Management:

          HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the New York Tax-Free Bond Fund and the Mid-Cap Fund. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises, and administers the Funds’ investments. Investment Sub-Advisory services are provided by Munder Capital Management (“Munder”) for the Mid-Cap Fund.

For its services as Investment Adviser, HSBC receives, in the aggregate, a fee, accrued daily and paid monthly at an annual rate of 0.25% of the New York Tax-Free Bond Fund’s average daily net assets.

          For their services as Investment Adviser and Investment Sub-Adviser, respectively, HSBC and Munder receive, in the aggregate, a fee, accrued daily and paid monthly at an annual rate of 0.75% of the Mid-Cap Fund’s average daily net assets.

Feeder Funds are not directly charged any investment management fees.

Administration:

          HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC received from the Funds (as well as other funds in the HSBC Investor Funds) a fee, accrued daily and paid monthly, during the period November 1, 2008 to December 31, 2008, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $12 billion	0.0525%
In excess of $12 billion	0.0350%

          Effective January 1, 2009, under the terms of the Administration Agreement, HSBC receives from the Funds (as well as other funds in the HSBC Investor Funds) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $10 billion	0.0550%
In excess of $10 billion but not exceeding $20 billion	0.0350%
In excess of $20 billion but not exceeding $50 billion	0.0275%
In excess of $50 billion	0.0250%

          The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each series of the HSBC Investor Family of Funds based upon its pro-rata share of net assets for each class. For assets invested in the underlying Portfolios by the Feeder Funds, the Portfolios pay half of the administration fee and the Feeder Funds pay half, for a combination of the total fee rate above. Certain administra-

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Notes to Financial Statements—as of April 30, 2009 (Unaudited) (continued)

tion fees of the Portfolios also may be reduced by treating them as apportioned in part to other funds making investments in the Portfolios.

The administration fees accrued for each class by fund, of which 50% of such fees are deemed to be class specific, are as follows:

	Core Plus Fixed Income (Advisor)	Core Plus Fixed Income	Intermediate Duration Fixed Income Fund	New York Tax-Free Bond Fund	Growth Fund	International Equity Fund

Class A	$—	$794	$193	$4,820	$1,439	$—
Class B	—	144	129	867	238	—
Class C	—	9	20	97	6	—
Class I	5,181	—	931	2,996	3,304	13,284

Total	$5,181	$947	$1,273	$8,780	$4,987	$13,284

	Mid-Cap Fund	Opportunity Fund	Opportunity Fund (Advisor)	Overseas Equity Fund	Value Fund

Class A	$629	$796	$—	$543	$1,241
Class B	332	129	—	103	60
Class C	3	17	—	5	5
Class I	1,554	—	8,157	—	1,521

Total	$2,518	$942	$8,157	$651	$2,827

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi Ohio”), a wholly-owned subsidiary of The Citigroup, Inc., serves as the Trust’s Sub-Administrator subject to the general supervision of the Funds’ Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC.

          Under a Compliance Services Agreement between the Trust and Citi Ohio (the “CCO Agreement”), Citi Ohio makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $133,049 for the period ended April 30, 2009, plus reimbursement of certain expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Service.” Citi Ohio pays the salary and other compensation earned by any such individuals as employees of Citi Ohio.

Distribution Plan:

          Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trusts as Distributor (the “Distributor”). The Trusts have adopted a non-compensatory Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 of the Act. The Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the Funds, respectively. Foreside, as Distributor, also received $106,503, $76,505, and $5,366 in commissions from sales of HSBC Investor Family of Funds, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $40, $6, and $0 were reallowed to HSBC affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

          The Trusts have adopted a Shareholder Services Plan which provides for payments to shareholder servicing agents (which currently consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee up to 0.25%, 0.25%, and 0.25% that is computed daily and paid month-

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Notes to Financial Statements—as of April 30, 2009 (Unaudited) (continued)

ly equal to a percentage of average daily net assets of Class A Shares, Class B Shares, and Class C Shares of the Funds, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Administrative Services Plans currently are not intended to exceed 0.25% of the average daily net assets of Class A Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

Fund Accounting, Transfer Agency and Trustee:

          Citi Ohio provides fund accounting and transfer agency services for each fund of the HSBC Investor Family of Funds. As transfer agent for the Funds, Citi Ohio receives a fee based on the number of funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant, Citi Ohio receives an annual fee per fund and share class, subject to certain minimums and reimbursement of certain expenses.

          Each of the non-interested Trustees is compensated with a $60,000 annual Board retainer for service as a Trustee of the Trust and other HSBC Investor Funds, as well as a $3,000 annual retainer for each Committee of the Board of the Trust and other HSBC Investor Funds. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

Fee Reductions:

The Investment Adviser has agreed to contractually waive 0.05% of its management fee, computed daily and paid monthly, and based on the average daily net assets of the Mid-Cap Fund.

          The Investment Adviser has also agreed to contractually limit, through March 1, 2010, the total expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, of certain Funds. Each affected Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

Fund	Class	Current Contractual Expense Limitation

Core Plus Fixed Income Fund (Advisor)	I	0.45%
Core Plus Fixed Income Fund	A	0.70%
Core Plus Fixed Income Fund	B	1.45%
Core Plus Fixed Income Fund	C	1.45%
Intermediate Duration Fixed Income Fund	A	0.65%
Intermediate Duration Fixed Income Fund	B	1.40%
Intermediate Duration Fixed Income Fund	C	1.40%
Intermediate Duration Fixed Income Fund	I	0.40%
Growth Fund	A	1.20%
Growth Fund	B	1.95%
Growth Fund	C	1.95%
Growth Fund	I	0.95%
Mid-Cap Fund	A	1.35%
Mid-Cap Fund	B	2.10%
Mid-Cap Fund	C	2.10%
Mid-Cap Fund	I	1.10%
Opportunity Fund	A	1.65%
Opportunity Fund	B	2.40%
Opportunity Fund	C	2.40%
Overseas Equity Fund	A	1.85%
Overseas Equity Fund	B	2.60%
Overseas Equity Fund	C	2.60%
Value Fund	A	1.20%
Value Fund	B	1.95%
Value Fund	C	1.95%
Value Fund	I	0.95%

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Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

          The Administrator and Citi Ohio may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, the Investment Adviser may waive/reimburse additional fees at its discretion. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi Ohio are reported separately on the Statements of Operations, as applicable. All contractual and any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time.

5.	Investment Transactions:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2009 were as follows:

Fund	Purchases	Sales

New York Tax-Free Bond Fund	$2,204,532	$13,903,535
Mid-Cap Fund	3,221,374	6,731,626

There were no long-term U.S. Government securities held during the period ended April 30, 2009.

Contributions and withdrawals of the respective Portfolios by each Fund listed below for the period ended April 30, 2009 totaled:

Fund	Contributions	Withdrawals

Core Plus Fixed Income Fund (Advisor)	$126,368	$11,347,409
Core Plus Fixed Income Fund	78,735	2,309,114
Intermediate Duration Fixed Income Fund	268,291	1,436,561
Growth Fund	1,095,498	7,985,284
International Equity Fund	9,112,964	29,512,622
Opportunity Fund	62,674	1,279,746
Opportunity Fund (Advisor)	2,717,066	12,490,765
Overseas Equity Fund	281,529	1,305,240
Value Fund	968,456	5,310,451

6.	Concentration of Credit Risk:

          The New York Tax-Free Bond Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies, and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

7.	Federal Income Tax Information:

At April 30, 2009, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost of Securities ($)	Tax Unrealized Appreciation ($)	Tax Unrealized Depreciation ($)	Net Unrealized Appreciation/ (Depreciation)($)*

New York Tax-Free Bond Fund	41,908,120	1,127,327	(821,691)	305,636
Mid-Cap Fund	13,196,586	1,413,411	(2,254,230)	(840,819)

*	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales.

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Notes to Financial Statements—as of April 30, 2009 (Unaudited) (continued)

The tax character of dividends paid by the Funds as of latest tax year ended of October 31, 2008 were as follows:

	Dividends paid from

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Dividends	Tax Exempt Distributions	Total Dividends Paid**

Core Plus Fixed Income (Advisor)	$3,640,676	$562,425	$4,203,101	$—	$4,203,101
Core Plus Fixed Income Fund	740,557	—	740,557	—	740,557
Intermediate Duration Fixed Income Fund	635,917	53,298	689,215	—	689,215
New York Tax-Free Bond Fund	27,836	56,103	83,939	2,095,822	2,179,761
Growth Fund	—	2,892,355	2,892,355	—	2,892,355
International Equity Fund (Advisor)	10,817,657	24,126,978	34,944,635	—	34,944,635
Mid-Cap Fund	—	3,530,283	3,530,283	—	3,530,283
Opportunity Fund	1,084,594	4,960,716	6,045,310	—	6,045,310
Opportunity Fund (Advisor)	9,223,734	35,976,501	45,200,235	—	45,200,235
Overseas Equity Fund	562,242	2,487,633	3,049,875	—	3,049,875
Value Fund	868,977	4,085,539	4,954,516	—	4,954,516

**	Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of latest tax year ended October 31, 2008, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)†	Total Accumulated Earnings/ (Deficit)

Core Plus Fixed Income (Advisor)	$329,363	$—	$—	$329,363	$(277,012)	$(1,002,028)	$(8,450,309)	$(9,399,986)
Core Plus Fixed Income Fund	50,521	—	—	50,521	(52,252)	(787,733)	(1,776,131)	(2,565,595)
Intermediate Duration Fixed Income Fund	57,749	—	—	57,749	(49,016)	(85,092)	(1,555,362)	(1,631,721)
New York Tax-Free Bond Fund	9,870	164,572	142,012	316,454	(164,213)	—	(1,728,132)	(1,575,891)
Growth Fund	—	—	—	—	—	(211,343)	(14,122,081)	(14,333,424)
International Equity Fund (Advisor)	6,999,097	—	8,461,419	15,460,516	—	—	(100,679,157)	(85,218,641)
Mid-Cap Fund	—	—	1,150,505	1,150,505	—	—	(4,023,398)	(2,872,893)
Opportunity Fund	—	—	660,465	660,465	—	—	(2,882,931)	(2,222,466)
Opportunity Fund (Advisor)	—	—	2,746,625	2,746,625	—	—	(24,545,877)	(21,799,252)
Overseas Equity Fund	651,141	—	3,347,318	3,998,459	—	—	(3,912,493)	85,966
Value Fund	126,892	—	—	126,892	—	(4,701,437)	(7,956,386)	(12,530,931)

†

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

          As of the latest tax year ended of October 31, 2008, the following Funds have net capital loss carryforwards, which are available to offset future realized gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

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Notes to Financial Statements—as of April 30, 2009 (Unaudited) (continued)

	Amount	Expires

Core Plus Fixed Income (Advisor)	$1,002,028	2016
Core Plus Fixed Income Fund	185,453	2012
	372,525	2014
	229,755	2016
Intermediate Duration Fixed Income Fund	85,092	2016
Growth Fund	211,343	2016
Value Fund	4,701,437	2016

          The tax character of current year distributions paid and the tax basis of the current components of accumulated earnings and any net capital loss carryforwards will be determined at the end of the current tax year ending October 31, 2009.

8.	Legal and Regulatory Matters:

          On September 26, 2006 BISYS Fund Services, Inc. (“BISYS”), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (“the SEC”) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Although BISYS has reached a settlement with the SEC, the Funds’ management is not aware that any determination has been made as to how the BISYS settlement monies will be distributed. While the Funds’ management is currently unable to determine the impact, if any, of such matters on the Funds or the Funds’ financial statements, management does not anticipate a material, adverse impact to the Funds or the Funds’ financial statements.

9.	Subsequent Event: (Unaudited)

Fund Mergers:

          On June 1, 2009, the Board of Trustees of the Trusts approved a form of Agreement and Plan of Reorganization (“Reorganization Plan”) to be entered into between each of the four portfolios of the Trusts listed below (the “Investor Funds”) and certain registered investment companies which are sponsored and advised by Franklin Advisers, Inc. (“Franklin” and each registered investment company advised by Franklin, a “Franklin Fund”). The Reorganization Plan, which provides for the reorganization of the Investor Funds into corresponding Franklin Funds (each a “Reorganization” and collectively, the “Reorganizations”), will be submitted to a vote of shareholders of the applicable Investor Funds at a shareholder meeting to be held in August 2009 (“Shareholder Meeting”). Should the Reorganization Plan be approved by shareholders, the Reorganizations are expected to occur in August 2009 (“Reorganization Date”). Until the Reorganization Date, shareholders will be able to redeem or exchange Investor Funds shares, subject to the usual limitations described in the Investor Funds’ prospectus. However, purchase orders into the Investor Funds may be restricted in advance of the closing of the Reorganization. Shareholders of the Investor Funds may also receive a capital gains distribution prior to the closing of the Reorganizations.

The following outlines the proposed Reorganizations:

Target Fund	Acquiring Fund

HSBC Investor Core Plus Fixed Income Fund	Franklin Total Return Fund
Class A	Class A
Class B	Class A
Class C	Class C
Class I (Advisor)	Advisor Class
HSBC Investor Intermediate Duration Fixed Income Fund	Franklin Total Return Fund
Class A	Class A
Class B	Class A
Class C	Class C
Class I	Advisor Class
HSBC Investor New York Tax-Free Bond Fund	Franklin New York Intermediate-Term Tax-Free Income Fund
Class A	Class A
Class B	Class A
Class C	Class C
Class I	Advisor Class

HSBC INVESTOR FAMILY OF FUNDS	66

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval—April 30, 2009 (Unaudited)

          The Board of Trustees of the HSBC Investor Funds Trust, HSBC Advisor Funds Trust and HSBC Investor Portfolios (collectively, the “Trusts”), and the non-interested Trustees (“Independent Trustees”), voting separately, approved the renewal, for a year, of the Investment Advisory Agreements and, where applicable Sub-Advisory Agreements (other than the Sub-Advisory Agreement with Halbis Capital Management (USA) Inc. (“Halbis”)), with respect to the respective series of the Trusts then existing (“Funds”) at an in-person meeting held on December 8, 2008. At that meeting, as well as at the regular meeting of the Board held on March 30, 2009, the Independent Trustees also reviewed and approved short-term extensions to the Sub-Advisory Agreement between the HSBC Global Asset Management (USA) Inc. (“Adviser”) and Halbis with respect to the HSBC Investor Core Plus Fixed Income Fund, HSBC Investor High Yield Fixed Income Fund, HSBC Investor Intermediate Duration Fixed Income Fund, and the HSBC Investor New York-Tax Free Bond Fund (the “Fixed Income Funds”) (the Investment Advisory Agreements and Sub-Advisory Agreements are collectively referred to as the “Agreements”).

          In determining whether it was appropriate to approve the Agreements for the Funds, the Independent Trustees requested information from the Adviser and the various subadvisers that they believed to be reasonably necessary to reach their conclusion. In an Executive Session, the Independent Trustees carefully evaluated this information, and were advised by independent legal counsel with respect to their deliberations. Based on their review of the information requested and provided for each Fund, the Independent Trustees determined that the relevant Agreements were consistent with the best interests of the Funds and their shareholders, and enabled the Funds to receive high quality services at a cost that is appropriate and reasonable. The Independent Trustees, along with the entire Board of Trustees, made these determinations on the basis of the following considerations, among others:

Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Trustees considered the nature, quality and extent of the investment advisory services provided by the Adviser (and, as applicable, the subadvisers), in light of the high quality services provided to the Funds, and each Fund’s historic performance. The Trustees considered the commitment of the Adviser to the successful operations of the Funds. The Trustees considered the historical performance of the Funds and the level of expenses of the Funds. With respect to the equity Funds, the Trustees considered the capabilities and performance of the Adviser’s Multimanager unit. The Trustees also considered the use of expense limitation agreements in order to reduce the overall operating expenses of certain Funds. The Trustees also took note of the long term relationship between the Adviser and the Funds and the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds. For the Fixed Income Funds, the Independent Trustees also considered the Adviser’s and Halbis’ plans for the Fixed Income Funds. The Trustees also considered the extent to which the Adviser and investment Sub-Advisers had achieved economies of scale and the extent to which shareholders benefited from those economies of scale.

Investment Performance of the Funds, Adviser and Sub-Advisers. The Trustees considered short-term and long-term investment performance of each Fund over various periods of time as compared to a peer group of comparable funds. The Trustees took note of performance information for one, three and five year periods and since inception as relevant. In addition, the Trustees compared expenses of each Fund to the expenses of its peers, noting that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size.

Costs of Services and Profits Realized by the Adviser. The Trustees considered the Adviser’s overall profitability and costs and an analysis of the estimated profitability to the Adviser from its relationship with the Funds. The Trustees considered that the advisory fees under the Agreements were within the range of those of similar funds, noting the high level of resource, expertise and experience that was provided to the Funds by the Adviser and Sub-Advisers. The Trustees concluded that the combined advisory fees payable to the Adviser and the Funds’ Sub-Advisers are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser’s relationship with the Funds, and the comparability of the advisory fee to similar fees paid by comparable mutual funds.

Other Relevant Considerations. The Independent Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser and Sub-Advisers. The Trustees also noted the range of investment advisory and administrative services provided by the Adviser to the Funds and the level and quality of these services, in particular the quality of the personnel providing these services. In addition, the Trustees considered the overall favorable investment performance of the Funds.

          Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meetings (including a separate vote of the Independent Trustees present in person at the meetings), approved the Agreements.

67	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholders Expenses (Unaudited)—as of April 30, 2009

          As a shareholder of the HSBC Investor Funds (“Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees, (2) ongoing costs, including management fees; distribution and /or shareholder servicing fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2008 through April 30, 2009.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 11/1/08	Ending Account Value 4/30/09	Expenses Paid During Period* 11/1/08 - 4/30/09	Annualized Expense Ratio During Period 11/1/08 - 4/30/09

Core Plus Fixed Income Fund (I Shares)	Class I Shares	$1,000.00	$1,061.00	$2.30	0.45%
Core Plus Fixed Income Fund	Class A Shares	1,000.00	1,059.90	3.58	0.70%
	Class B Shares	1,000.00	1,055.90	7.39	1.45%
	Class C Shares	1,000.00	1,056.10	7.39	1.45%
Intermediate Duration Fixed Income Fund	Class A Shares	1,000.00	1,055.30	3.31	0.65%
	Class B Shares	1,000.00	1,051.20	7.12	1.40%
	Class C Shares	1,000.00	1,051.30	7.12	1.40%
	Class I Shares	1,000.00	1,056.40	2.04	0.40%
New York Tax-Free Bond Fund	Class A Shares	1,000.00	1,067.30	4.77	0.93%
	Class B Shares	1,000.00	1,063.50	8.54	1.67%
	Class C Shares	1,000.00	1,062.20	8.59	1.68%
	Class I Shares	1,000.00	1,068.60	3.49	0.68%
Growth Fund	Class A Shares	1,000.00	1,019.00	6.01	1.20%
	Class B Shares	1,000.00	1,014.20	9.74	1.95%
	Class C Shares	1,000.00	1,014.10	9.74	1.95%
	Class I Shares	1,000.00	1,019.80	4.76	0.95%
International Equity Fund	Class I Shares	1,000.00	956.10	5.09	1.05%
Mid-Cap Fund	Class A Shares	1,000.00	980.90	6.63	1.35%
	Class B Shares	1,000.00	978.90	10.30	2.10%
	Class C Shares	1,000.00	979.10	10.30	2.10%
	Class I Shares	1,000.00	983.10	5.41	1.10%

HSBC INVESTOR FAMILY OF FUNDS	68

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholders Expenses (Unaudited)—as of April 30, 2009

		Beginning Account Value 11/1/08	Ending Account Value 4/30/09	Expenses Paid During Period* 11/1/08 - 4/30/09	Annualized Expense Ratio During Period 11/1/08 - 4/30/09

Opportunity Fund	Class A Shares	1,000.00	960.10	7.53	1.55%
	Class B Shares	1,000.00	956.80	11.16	2.30%
	Class C Shares	1,000.00	955.90	11.15	2.30%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	962.80	5.16	1.06%
Overseas Equity Fund	Class A Shares	1,000.00	952.60	8.23	1.70%
	Class B Shares	1,000.00	949.30	11.84	2.45%
	Class C Shares	1,000.00	948.60	11.84	2.45%
Value Fund	Class A Shares	1,000.00	951.90	5.81	1.20%
	Class B Shares	1,000.00	947.30	9.42	1.95%
	Class C Shares	1,000.00	946.90	9.41	1.95%
	Class I Shares	1,000.00	952.10	4.60	0.95%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

69	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholders Expenses (Unaudited)—as of April 30, 2009 (continued)

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 11/1/08	Ending Account Value 4/30/09	Expenses Paid During Period* 11/1/08 - 4/30/09	Annualized Expense Ratio During Period 11/1/08 - 4/30/09

Core Plus Fixed Income Fund (I Shares)	Class I Shares	$1,000.00	$1,022.56	$2.26	0.45%
Core Plus Fixed Income Fund	Class A Shares	1,000.00	1,021.32	3.51	0.70%
	Class B Shares	1,000.00	1,017.60	7.25	1.45%
	Class C Shares	1,000.00	1,017.60	7.25	1.45%
Intermediate Duration Fixed Income Fund	Class A Shares	1,000.00	1,021.57	3.26	0.65%
	Class B Shares	1,000.00	1,017.85	7.00	1.40%
	Class C Shares	1,000.00	1,017.85	7.00	1.40%
	Class I Shares	1,000.00	1,022.81	2.01	0.40%
New York Tax-Free Bond Fund	Class A Shares	1,000.00	1,020.18	4.66	0.93%
	Class B Shares	1,000.00	1,016.51	8.35	1.67%
	Class C Shares	1,000.00	1,016.46	8.40	1.68%
	Class I Shares	1,000.00	1,021.42	3.41	0.68%
Growth Fund	Class A Shares	1,000.00	1,018.84	6.01	1.20%
	Class B Shares	1,000.00	1,015.12	9.74	1.95%
	Class C Shares	1,000.00	1,015.12	9.74	1.95%
	Class I Shares	1,000.00	1,020.08	4.76	0.95%
International Equity Fund	Class I Shares	1,000.00	1,019.59	5.26	1.05%
Mid-Cap Fund	Class A Shares	1,000.00	1,018.10	6.76	1.35%
	Class B Shares	1,000.00	1,014.38	10.49	2.10%
	Class C Shares	1,000.00	1,014.38	10.49	2.10%
	Class I Shares	1,000.00	1,019.34	5.51	1.10%
Opportunity Fund	Class A Shares	1,000.00	1,017.11	7.75	1.55%
	Class B Shares	1,000.00	1,013.39	11.48	2.30%
	Class C Shares	1,000.00	1,013.39	11.48	2.30%
Opportunity Fund (I Shares)	Class I Shares	1,000.00	1,019.54	5.31	1.06%
Overseas Equity Fund	Class A Shares	1,000.00	1,016.36	8.50	1.70%
	Class B Shares	1,000.00	1,012.65	12.23	2.45%
	Class C Shares	1,000.00	1,012.65	12.23	2.45%
Value Fund	Class A Shares	1,000.00	1,018.84	6.01	1.20%
	Class B Shares	1,000.00	1,015.12	9.74	1.95%
	Class C Shares	1,000.00	1,015.12	9.74	1.95%
	Class I Shares	1,000.00	1,020.08	4.76	0.95%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC INVESTOR FAMILY OF FUNDS	70

HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2009 (Unaudited)

Certificates of Deposit—0.2%

	Principal Amount($)	Value($)

Banking – 0.2%
First Tennessee Bank, 1.46%, 12/17/09 (a)	100,000	99,507

TOTAL CERTIFICATES OF DEPOSIT (COST $97,149)		99,507

U.S. Government and Government Agency Obligations—49.3%

Federal Home Loan Mortgage Corp. – 5.3%
Pool #1B2655, 4.96%, 12/1/34 (a)(h)	382,161	391,497
Pool #1J1313, 6.34%, 6/1/36 (a)	983,117	1,014,181
Pool #847557, 4.41%, 7/1/34 (a)(h)	541,992	549,783
Pool #C00368, 8.50%, 10/1/24	23,119	25,355
Pool #C00922, 8.00%, 2/1/30	138,704	152,195
Pool #C54447, 7.00%, 7/1/31	25,275	27,111
Pool #C60712, 6.50%, 11/1/31	439,261	470,497
Pool #C80387, 6.50%, 4/1/26	21,248	22,799
Pool #D62926, 6.50%, 8/1/25	18,636	19,979
Pool #G01317, 7.00%, 10/1/31	103,172	110,666
Pool #G02981, 6.00%, 6/1/37	884,805	924,569

		3,708,632

Federal National Mortgage Association – 39.3%
Pool #253438, 8.50%, 9/1/30	27,567	30,159
Pool #256723, 6.50%, 5/1/37	885,426	939,346
Pool #329530, 7.00%, 12/1/25	45,795	49,666
Pool #329655, 7.00%, 11/1/25	7,011	7,604
Pool #356905, 5.13%, 10/1/36 (a)	138,656	141,245
Pool #398958, 6.50%, 10/1/12	16,626	17,579
Pool #535332, 8.50%, 4/1/30	32,053	35,048
Pool #535440, 8.50%, 8/1/30	36,405	39,827
Pool #548965, 8.50%, 7/1/30	35,223	38,534
Pool #568486, 7.00%, 1/1/31	37,580	40,558
Pool #573752, 8.50%, 2/1/31	26,969	29,504
Pool #575328, 6.50%, 4/1/31	47,454	50,903
Pool #922090, 5.91%, 3/1/37 (a)	1,107,779	1,159,723
TBA May, 5.50%, 5/12/39	13,655,000	14,145,733
TBA June
5.50%, 6/18/16	5,750,000	5,972,812
5.00%, 6/11/39	4,500,000	4,615,313

		27,313,554

Government National Mortgage Association – 0.3%
Pool #346406, 7.50%, 2/15/23	39,834	43,084
Pool #412530, 7.50%, 12/15/25	61,981	66,930
Pool #781300, 7.00%, 6/15/31	101,933	109,545

		219,559

U.S. Treasury Bonds – 3.3%
5.00%, 5/15/37	1,685,000	1,945,122
4.50%, 5/15/38	300,000	322,828

		2,267,950

U.S. Treasury Notes – 1.1%
4.00%, 8/15/18	715,000	767,061

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (COST $33,967,738)		34,276,756

Corporate Obligations—39.8%

	Principal Amount($)	Value($)

Agricultural Chemicals – 1.6%
Agrium, Inc., 6.75%, 1/15/19	600,000	546,066
Cargill, Inc., 5.60%, 9/15/12 (b)	600,000	594,287

		1,140,353

Banking – 0.9%
American Express Centurion Bank, 5.95%, 6/12/17	700,000	599,626

Building & Construction Products – 1.6%
Martin Marietta Materials, Inc., 1.19%, 4/30/10 (a)(h)	600,000	573,450
Masco Corp., 1.63%, 3/12/10 (a)(h)	550,000	524,300

		1,097,750

Cable Television – 0.9%
Time Warner Cable, Inc., 7.30%, 7/1/38	625,000	624,762

Computer Services – 1.1%
Electronic Data Systems, Series B, 6.00%, 8/1/13	700,000	748,689

Consumer Products – 1.4%
Clorox Co. (The), 5.45%, 10/15/12	900,000	942,021

Electric – 5.2%
Commonwealth Edison Co., 6.45%, 1/15/38	700,000	624,840
Dominion Resources, Inc., 6.40%, 6/15/18	250,000	258,266
Duke Energy Corp., 5.65%, 6/15/13	450,000	462,555
MidAmerican Energy Co., 5.95%, 7/15/17	1,900,000	1,965,236
Puget Sound Energy, Inc., 6.97%, 6/1/67, Callable 6/1/17 @ 100	600,000	313,500

		3,624,397

Finance – 9.7%
American Honda Finance Corp., 4.63%, 4/2/13, MTN (b)	250,000	223,445
Bear Stearns Co., Inc., 4.50%, 10/28/10	600,000	605,533
Bear Stearns Co., Inc., Series B, 6.95%, 8/10/12, MTN	950,000	1,000,171
Citigroup, Inc., 6.50%, 8/19/13	225,000	205,336
Countrywide Home Loans, Series L, 4.00%, 3/22/11, MTN	1,150,000	1,078,238
Ford Motor Credit Co., LLC, 9.75%, 9/15/10	750,000	675,033
General Electric Capital Corp., 5.63%, 5/1/18	400,000	348,974
Lehman Brothers Holdings, Series I, 0.00%, 5/2/18, MTN (c)(d)	500,000	74,375
Morgan Stanley, Series F, 6.00%, 4/28/15, MTN	565,000	533,707
Preferred Term Securities Ltd., 8.79%, 9/15/30, Callable 9/15/10 @ 104.395 (b)	741,202	392,837
Wells Fargo Financial, 5.50%, 8/1/12	850,000	846,303
XTRA Finance Corp., 5.15%, 4/1/17	750,000	727,693

		6,711,645

Forestry/Paper – 0.3%
Georgia-Pacific Corp., 7.70%, 6/15/15	250,000	235,000

71	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2009 (Unaudited) (continued)

Corporate Obligations, continued

	Principal Amount($)	Value($)

Health Services – 0.2%
Community Health Systems, Inc., 8.88%, 7/15/15, Callable 7/15/11 @ 104.44	175,000	174,125

Hospitals – 1.7%
Covidien International Finance SA, 5.45%, 10/15/12	550,000	570,908
HCA, Inc., 5.75%, 3/15/14	750,000	592,500

		1,163,408

Media – 1.0%
News America Holdings, 7.90%, 12/1/95	500,000	392,997
Vivendi, 5.75%, 4/4/13 (b)	350,000	335,324

		728,321

Media - Cable – 0.2%
Cablevision Systems Corp., Series B, 8.00%, 4/15/12	175,000	174,125

Office Equipment & Services – 0.8%
Xerox Corp., 2.06%, 12/18/09 (a)(h)	550,000	536,810

Oil & Gas – 0.2%
Pioneer Natural Resources Co., 5.88%, 7/15/16	175,000	145,048

Pipelines – 0.8%
Dynegy Holdings, Inc., 7.75%, 6/1/19	175,000	128,625
Transcontinental Gas Pipeline Corp., 6.05%, 6/15/18	450,000	417,969

		546,594

Retail – 1.1%
Kohl’s Corp., 6.25%, 12/15/17	550,000	531,516
Kroger Co. (The), 5.00%, 4/15/13	250,000	252,488

		784,004

Support - Services – 0.5%
Aramark Services, Inc., 8.50%, 2/1/15, Callable 2/1/11 @ 104.25	175,000	167,125
Iron Mountain, Inc., 8.00%, 6/15/20, Callable 6/15/13 @ 104	175,000	168,875

		336,000

Telecom - Integrated/Services – 0.2%
Qwest Corp., 7.63%, 6/15/15	175,000	165,813

Telecommunications – 3.9%
AOL Time Warner, Inc.
6.88%, 5/1/12	600,000	631,026
7.70%, 5/1/32	550,000	500,638
GTE Corp., 6.84%, 4/15/18	750,000	753,238
Time Warner Entertainment Co., 8.38%, 3/15/23	800,000	821,215

		2,706,117

Transportation – 6.5%
American Airlines, Inc., Series 2001-2
Class A1, 6.98%, 4/1/11	369,844	338,407
Class A2, 7.86%, 10/1/11	1,250,000	1,037,500
Burlington North Santa Fe, 7.57%, 1/2/21	261,280	267,224

Corporate Obligations, continued

	Principal Amount($)	Value($)

Transportation, continued
Continental Airlines, Inc., 5.98%, 4/19/22	750,000	592,500
Union Pacific Corp.
5.75%, 11/15/17	1,200,000	1,155,888
6.85%, 1/2/19	1,038,106	1,102,977

		4,494,496

TOTAL CORPORATE OBLIGATIONS (COST $30,220,122)		27,679,104

Asset Backed Securities—16.5%

Asset Backed Funding Certificates, Series 2003-AHL1, Class A1, 3.68%, 3/25/33	738,743	386,043
Cairn Mezzanine plc, Series 2007-3A, Class B1, 2.13%, 8/13/47 (a)(b)	905,000	0
Capital Auto Receivables Asset Trust
Series 2006-SN1A, Class A4B, 0.56%, 3/20/10 (a)(b)	376,167	373,524
Series 2007-SN1, Class A3A, 5.47%, 7/15/10 (h)	416,899	410,283
Series 2007-SN1, Class A3B, 0.51%, 7/15/10 (a)(h)	484,505	472,418
Capital One Prime Auto Receivables Trust
Series 2005-1, Class A4, 0.47%, 4/15/11 (a)(h)	239,168	236,534
Series 2006-1, Class A3, 4.99%, 9/15/10 (b)(h)	110,553	110,744
Carmax Auto Owner Trust, Series 2008-2, Class A2B, 1.35%, 9/15/11 (a)(h)	1,251,645	1,245,440
Countrywide Asset-Backed Certificates
Series 2006-S2, Class A5, 5.75%, 7/25/27 (a)	994,380	299,209
Series 2006-S4, Class A3, 5.80%, 7/25/34	1,021,754	332,382
Dominos Pizza Master Issuer LLC, Series 2007-1, Class A2, 5.26%, 4/25/37 (b)	1,200,000	646,555
Duane Street CLO, Series 2007-4A, Class C, 2.23%, 11/14/21 (a)(b)	850,000	68,000
GE Business Loan Trust, Series 2006-2A, Class A, 0.63%, 11/15/34 (a)(b)(h)	1,340,071	855,351
GMAC Mortgage Corp., Loan Trust, Series 2006-HE3, Class A3, 5.81%, 10/25/36	900,000	269,559
Hyundai Auto Receivables Trust, Series 2008-A, Class A2, 4.16%, 5/16/11 (h)	915,578	923,974
National Collegiate Student Loan Trust, Series 2006-3, Class A1, 0.47%, 9/25/19 (a)(h)	408,375	391,839
Preferred Term Securities XXII Ltd., 1.66%, 9/22/36, Callable 6/22/11 @ 100 (a)(b)(h)	1,062,623	329,413
Residential Funding Mortgage Securities, Series 2006-HSA1, Class A5, 5.31%, 2/25/36	474,293	139,945

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	72

HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2009 (Unaudited) (continued)

Asset Backed Securities, continued

	Principal Amount($)	Value($)

SLM Student Loan Trust
Series 2005-4, Class A2, 1.24%, 4/26/21 (a)(h)	490,000	476,542
Series 2005-9, Class A4, 1.26%, 1/25/23 (a)(h)	1,360,000	1,331,783
Series 2006-7, Class A2, 1.15%, 10/25/16 (a)(h)	326,568	326,170
Series 2006-9, Class A2, 1.16%, 4/25/17 (a)(h)	208,721	207,761
Series 2006-B, Class A1, 1.33%, 9/15/20 (a)(h)	942,875	896,632
South Carolina Student Loan Corp., Series 2008-1, Class A1, 1.76%, 9/2/14 (a)	718,648	709,737

TOTAL ASSET BACKED SECURITIES (COST $16,711,903)		11,439,838

Collateralized Mortgage Obligations—6.1%

Banc of America Mortgage Securities, Series 2005-D, Class 2A4, 4.79%, 5/25/35 (a)(h)	767,738	724,925
Deutsche Mortgage Securities, Inc., Series 2006-WF1, Class 1A1, 5.10%, 6/26/35 (a)(b)	629,341	625,743
Fannie Mae IO
Series 270, Class 2, 8.50%, 9/1/23 (e)	34,703	5,896
Series 296, Class 2, 8.00%, 4/1/24 (e)	41,477	6,904
Series 306, Class IO, 8.00%, 5/1/30 (e)	50,438	7,368
Series 2000-16, Class PS, 8.16%, 10/25/29 (a)	21,735	856
Series 2001-4, Class SA, 7.10%, 2/17/31 (a)	158,614	14,248
FHA Weyerhauser, 7.43%, 1/1/24 (g)(i)	25,711	25,711
Freddie Mac
Series 2988, Class AF, 0.75%, 6/15/35 (a)(h)	922,891	903,503
Series 3212, Class BK, 5.40%, 9/15/36	900,000	945,939
Freddie Mac IO
Series 1534, Class K, 6.90%, 6/15/23 (a)	110,136	12,420
Series 2141, Class SD, 7.70%, 4/15/29 (a)	90,678	9,944
Series 2247, Class SC, 7.05%, 8/15/30 (a)	46,250	4,064
Government National Mortgage Association IO
Series 1999-30, Class S, 8.15%, 8/16/29 (a)	40,958	4,326
Series 1999-30, Class SA, 7.55%, 4/16/29 (a)	55,284	4,257
Residential Asset Securitization Trust, Series 2003-A15, Class 1A2, 0.89%, 2/25/34 (a)(h)	1,177,046	963,170

TOTAL COLLATERALIZED MORTAGE OBLIGATIONS (COST $4,416,075)		4,259,274

Commercial Mortgage Backed Securities—9.0%

Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A2, 5.38%, 10/15/49	1,100,000	997,929
Commercial Mortgage Pass-Through Certificate, Series 2006-FL12, Class A2, 0.55%, 12/15/20 (a)(b)(h)	1,422,841	996,926

Commercial Mortgage Backed Securities, continued

	Shares or Principal Amount($)	Value($)

CWCapital Cobalt, Series 2006-C1, Class A2, 5.17%, 8/15/48	1,232,000	1,086,906
DLJ Mortgage Acceptance Corp., IO, Series 1997-CF1, Class S, 1.20%, 5/15/30 (a)(b)(e)(g)	16,850	1
Greenwich Capital Commercial Funding Corp.
Series 2006-GG7, Class A2, 6.03%, 7/10/38 (a)	640,000	598,744
Series 2006-GG7, Class A4, 6.11%, 7/10/38 (a)	1,040,000	869,400
GS Mortgage Securities Corp., IO, Series 1997-GL, Class X2, 0.29%, 7/13/30 (a)(e)(g)	35,251	373
Morgan Stanley Capital I, Series 2007-IQ14, Class A2, 5.61%, 4/15/49	1,380,000	1,199,206
Washington Mutual Commercial Mortgage Securities Trust, Series 2006-SL1, Class A, 5.42%, 11/23/43 (a)(b)	935,175	514,346

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (COST $7,760,066)		6,263,831

Foreign Bonds—0.5%

United Kingdom – 0.5%
Barclays Bank plc, 5.93%, 12/31/49 (b)	850,000	339,643

TOTAL FOREIGN BONDS (COST $861,568)		339,643

Municipal Bonds—2.2%

Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, Series A, 6.90%, 12/1/40, AMT	800,000	799,488
Connecticut State, GO, Series B, 5.00%, 4/15/18	650,000	756,294

TOTAL MUNICIPAL BONDS (COST $1,498,995)		1,555,782

Investment Company—11.1%

Northern Institutional Diversified Assets Portfolio, Shares Class, 0.44% (f)	7,693,048	7,693,048

TOTAL INVESTMENT COMPANY (COST $7,693,048)		7,693,048

TOTAL INVESTMENTS (COST $103,226,664) — 134.7%		93,606,783

Percentages indicated are based on net assets of $69,482,704.

(a)

Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2009. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b)

Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

73	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2009 (Unaudited) (continued)

(c)	Non-Income Producing; Defaulted Bond.

(d)	In connection with the Lehman Brothers Holdings, Inc. bankruptcy filing announcement on September 15, 2008, the Fund stopped accruing prospective interests amounts on that date.

(e)

Interest-Only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an Interest-Only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate adjusts periodically based on the pay off of the underlying mortgage. The interest rate presented represents the rates in effect on April 30, 2009. The principal amount shown is the notional amount of the underlying mortgages.

(f)	The rates presented represent the annualized one day yield that was in effect on April 30, 2009.

(g)

Rule 144a, section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Adviser, using Board approved procedures, has deemed these securities to be illiquid. Represents 0.04% of net assets.

(h)	Security held as collateral for to be announced securities.

(i)	Security was fair valued as of April 20, 2009. Represents 0.04% of net assets.

AMT	— Interest on security is subject to federal alternative minimum tax
FHA	— Federal Housing Administration
GO	— General Obligation
IO	— Interest-Only security. Represents 0.10% of net assets.
LLC	— Limited Liability Co.
MTN	— Medium Term Note
PLC	— Public Limited Co.
TBA	— Security was traded on a “to be announced” basis. Represents 35.6% of net assets.

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	74

HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2009 (Unaudited)

Certificates of Deposit — 0.8%

	Principal Amount($)	Value($)

Banking – 0.8%
First Tennessee Bank, 1.46%, 12/17/09 (a)	100,000	99,507

TOTAL CERTIFICATES OF DEPOSIT (COST $97,149)		99,507

U.S. Government and Government Agency Obligations — 56.9%

Federal Home Loan Mortgage Corp. – 7.5%
5.13%, 11/17/17	400,000	445,810
Pool #1B2655, 4.96%, 12/1/34 (a)(f)	70,771	72,499
Pool #1J1313, 6.34%, 6/1/36 (a)	182,906	188,685
Pool #847557, 4.41%, 7/1/34 (a)(f)	86,236	87,476
Pool #G02981, 6.00%, 6/1/37	142,711	149,124

		943,594

Federal National Mortgage Association – 42.4%
3.25%, 8/12/10	150,000	154,295
Pool #922090, 5.91%, 3/1/37 (a)	177,433	185,753
TBA May, 5.50%, 5/12/39	2,535,000	2,626,103
TBA June
5.50%, 6/18/16	1,675,000	1,739,906
5.00%, 6/11/39	640,000	656,400

		5,362,457

U.S. Treasury Notes – 7.0%
3.38%, 7/31/13	185,000	197,242
1.88%, 4/30/14	650,000	645,580
3.88%, 5/15/18	45,000	47,956

		890,778

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (COST $7,145,123)		7,196,829

Corporate Obligations—34.3%

Agricultural Chemicals – 0.7%
Agrium, Inc., 6.75%, 1/15/19	100,000	91,011

Banking – 0.7%
American Express Centurion Bank, 5.95%, 6/12/17	100,000	85,661

Building & Construction Products – 1.5%
Martin Marietta Materials, Inc., 1.19%, 4/30/10 (a)(f)	100,000	95,575
Masco Corp., 1.63%, 3/12/10 (a)(f)	100,000	95,327

		190,902

Computer Services – 0.8%
Electronic Data Systems, Series B, 6.00%, 8/1/13	100,000	106,955

Electric – 3.5%
Duke Energy Corp., 5.65%, 6/15/13	75,000	77,093
MidAmerican Energy Co., 5.95%, 7/15/17	300,000	310,300
Puget Sound Energy, Inc., 6.97%, 6/1/67, Callable 6/1/17 @ 100	100,000	52,250

		439,643

Corporate Obligations, continued

	Principal Amount($)	Value($)

Finance – 10.3%
Bear Stearns Co., Inc., 4.50%, 10/28/10	75,000	75,692
Bear Stearns Co., Inc., Series B, 6.95%, 8/10/12, MTN	150,000	157,922
Citigroup, Inc., 6.50%, 8/19/13	25,000	22,815
Countrywide Home Loans, Series L, 4.00%, 3/22/11, MTN	150,000	140,640
Ford Motor Credit Co., LLC, 9.75%, 9/15/10	100,000	90,004
General Electric Capital Corp., 5.63%, 5/1/18	100,000	87,244
Lehman Brothers Holdings, Series I, 0.00%, 5/2/18, MTN (b)(c)	75,000	11,156
Morgan Stanley, 1.95%, 6/20/12	500,000	497,751
Morgan Stanley, Series F, 6.00%, 4/28/15, MTN	75,000	70,846
XTRA Finance Corp., 5.15%, 4/1/17	150,000	145,538

		1,299,608

Forestry/Paper – 0.2%
Georgia-Pacific Corp., 7.70%, 6/15/15	25,000	23,500

Health Services – 0.2%
Community Health Systems, Inc., 8.88%, 7/15/15, Callable 7/15/11 @ 104.44	25,000	24,875

Hospitals – 0.6%
HCA, Inc., 5.75%, 3/15/14	100,000	79,000

Media – 3.4%
Time Warner Entertainment, 8.88%, 10/1/12	350,000	377,860
Vivendi, 5.75%, 4/4/13 (d)	50,000	47,903

		425,763

Media - Cable – 0.2%
Cablevision Systems Corp., Series B, 8.00%, 4/15/12	25,000	24,875

Medical – 0.2%
Glaxosmithkline Capital, Inc., 4.85%, 5/15/13	25,000	25,934

Office Equipment & Services – 0.8%
Xerox Corp., 2.06%, 12/18/09 (a)(f)	100,000	97,602

Oil & Gas – 0.1%
Pioneer Natural Resources Co., 5.88%, 7/15/16	25,000	20,721

Pipelines – 0.9%
Dynegy Holdings, Inc., 7.75%, 6/1/19	25,000	18,375
Transcontinental Gas Pipeline Corp., 6.05%, 6/15/18	100,000	92,882

		111,257

Retail – 0.2%
Kroger Co. (The), 5.00%, 4/15/13	25,000	25,249

Support - Services – 0.4%
Aramark Services, Inc., 8.50%, 2/1/15, Callable 2/1/11 @ 104.25	25,000	23,875

75	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2009 (Unaudited) (continued)

Corporate Obligations, continued

	Principal Amount($)	Value($)

Support - Services, continued
Iron Mountain, Inc., 8.00%, 6/15/20, Callable 6/15/13 @ 104	25,000	24,125

		48,000

Telecom - Integrated/Services – 0.2%
Qwest Corp., 7.63%, 6/15/15	25,000	23,688

Telecommunications – 2.2%
Verizon Pennsylvania, Inc., 5.65%, 11/15/11	275,000	283,965

Transportation – 7.2%
American Airlines, Inc., Series 2001-2
Class A1, 6.98%, 4/1/11	54,389	49,766
Class A2, 7.86%, 10/1/11	200,000	166,000
Burlington Northern Santa Fe Railway Co., 4.83%, 1/15/23	214,072	194,615
Continental Airlines, Inc., 5.98%, 4/19/22	100,000	79,000
Union Pacific Corp., 5.75%, 11/15/17	150,000	144,486
Union Pacific Railroad, 5.08%, 1/2/29	289,577	280,212

		914,079

TOTAL CORPORATE OBLIGATIONS (COST $4,604,703)		4,342,288

Asset Backed Securities — 12.7%

Asset Backed Funding Certificates, Series 2003-AHL1, Class A1, 3.68%, 3/25/33	210,318	109,905
Cairn Mezzanine plc, Series 2007-3A, Class B1, 2.13%, 8/13/47 (a)(d)	145,000	0
Capital Auto Receivables Asset Trust
Series 2006-SN1A, Class A4B, 0.56%, 3/20/10 (a)(d)(f)	69,661	69,171
Series 2007-SN1, Class A3A, 5.47%, 7/15/10 (f)	56,338	55,444
Series 2007-SN1, Class A3B, 0.51%, 7/15/10 (a)(f)	61,972	60,425
Capital One Prime Auto Receivables Trust
Series 2005-1, Class A4, 0.47%, 4/15/11 (a)(f)	34,167	33,791
Series 2006-1, Class A3, 4.99%, 9/15/10 (d)(f)	16,461	16,489
Carmax Auto Owner Trust, Series 2008-2, Class A2B, 1.35%, 9/15/11 (a)(f)	169,866	169,024
Countrywide Asset-Backed Certificates
Series 2006-S2, Class A5, 5.75%, 7/25/27 (a)	130,251	39,193
Series 2006-S4, Class A3, 5.80%, 7/25/34	202,423	65,849
GE Business Loan Trust, Series 2006-2A, Class A, 0.63%, 11/15/34 (a)(d)(f)	229,223	146,310
GMAC Mortgage Corp., Loan Trust, Series 2006-HE3, Class A3, 5.81%, 10/25/36	170,000	50,917
Hyundai Auto Receivables Trust, Series 2008-A, Class A2, 4.16%, 5/16/11 (f)	125,668	126,820
National Collegiate Student Loan Trust, Series 2006-3, Class A1, 0.47%, 9/25/19 (a)(f)	56,328	54,047

Asset Backed Securities, continued

	Principal Amount($)	Value($)

Preferred Term Securities XXII Ltd., 1.66%, 9/22/36, Callable 6/22/11 @ 100 (a)(d)(f)	193,204	59,893
Residential Funding Mortgage Securities, Series 2006-HSA1, Class A5, 5.31%, 2/25/36 (f)	62,916	18,564
SLM Student Loan Trust
Series 2005-4, Class A2, 1.24%, 4/26/21 (a)(f)	60,000	58,352
Series 2005-9, Class A4, 1.26%, 1/25/23 (a)(f)	190,000	186,058
Series 2006-7, Class A2, 1.15%, 10/25/16 (a)(f)	45,056	45,001
Series 2006-9, Class A2, 1.16%, 4/25/17 (a)(f)	26,504	26,382
Series 2006-B, Class A1, 1.33%, 9/15/20 (a)(f)	128,045	121,765
South Carolina Student Loan Corp., Series 2008-1, Class A1, 1.76%, 9/2/14 (a)(f)	96,404	95,209

TOTAL ASSET BACKED SECURITIES (COST $2,355,131)		1,608,609

Collateralized Mortgage Obligations — 5.3%

Banc of America Mortgage Securities, Series 2005-D, Class 2A4, 4.79%, 5/25/35 (a)(f)	139,589	131,805
Deutsche Mortgage Securities, Inc., Series 2006-WF1, Class 1A1, 5.10%, 6/26/35 (a)(d)	95,769	95,222
Freddie Mac
Series 2988, Class AF, 0.75%, 6/15/35 (a)(f)	138,434	135,525
Series 3212, Class BK, 5.40%, 9/15/36	150,000	157,656
Residential Asset Securitization Trust, Series 2003-A15, Class 1A2, 0.89%, 2/25/34 (a)	190,872	156,190

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $708,294)		676,398

Commercial Mortgage Backed Securities — 6.4%

Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B, 5.21%, 12/11/49	200,000	174,457
Commercial Mortgage Pass-Through Certificate, Series 2006-FL12, Class A2, 0.55%, 12/15/20 (a)(d)(f)	236,062	165,399
Greenwich Capital Commercial Funding Corp.
Series 2006-GG7, Class A2, 6.03%, 7/10/38 (a)	90,000	84,198
Series 2006-GG7, Class A4, 6.11%, 7/10/38 (a)	140,000	117,035
Morgan Stanley Capital I, Series 2007-IQ14, Class A2, 5.61%, 4/15/49	220,000	191,178
Washington Mutual Commercial Mortgage Securities Trust, Series 2006-SL1, Class A, 5.42%, 11/23/43 (a)(d)	140,276	77,152

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (COST $1,026,713)		809,419

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	76

HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2009 (Unaudited) (continued)

Foreign Bonds—0.5%

	Shares or Principal Amount($)	Value($)

United Kingdom – 0.5%
Barclays Bank plc, 5.93%, 12/31/49 (d)	150,000	59,937

TOTAL FOREIGN BONDS (COST $151,085)		59,937

Investment Company—27.3%

Northern Institutional Diversified Assets Portfolio, Shares Class, 0.44% (e)	3,448,598	3,448,598

TOTAL INVESTMENT COMPANY (COST $3,448,598)		3,448,598

TOTAL INVESTMENTS (COST $19,536,796) — 144.2%		18,241,585

Percentages indicated are based on net assets of $12,648,664.

(a)

Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2009. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b)	In connection with the Lehman Brothers Holdings, Inc. bankruptcy filing announcement on September 15, 2008, the Fund stopped accruing prospective interests amounts on that date.

(c)	Non-Income Producing; Defaulted Bond.

(d)

Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(e)	The rates presented represent the annualized one day yield that was in effect on April 30, 2009.

(f)	Security held as collateral for to be announced securities.

LLC —	Limited Liability Co.
MTN—	Medium Term Note
PLC —	Public Limited Co.
TBA —	Security was traded on a “to be announced” basis. Represents 39.7% of net assets.

77	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR GROWTH PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2009 (Unaudited)

Common Stocks—99.5%

	Shares	Value($)

Aerospace & Defense – 2.3%
Lockheed Martin Corp.	9,400	738,182
Precision Castparts Corp.	14,800	1,107,928

		1,846,110

Agriculture – 3.0%
Monsanto Co.	28,100	2,385,409

Biotechnology – 3.8%
Gilead Sciences, Inc. (a)	49,000	2,244,200
Illumina, Inc. (a)	20,600	769,410

		3,013,610

Business Services – 3.1%
Apollo Group, Inc., Class A (a)	12,200	767,990
Ecolab, Inc.	20,100	774,855
ITT Educational Services, Inc. (a)	9,200	927,084

		2,469,929

Communication Equipment – 5.6%
American Tower Corp., Class A (a)	25,900	822,584
Cisco Systems, Inc. (a)	109,000	2,105,880
Juniper Networks, Inc. (a)	30,000	649,500
Research In Motion Ltd. (a)	11,500	799,250

		4,377,214

Credit Card – 5.7%
MasterCard, Inc., Class A	9,500	1,742,775
Visa, Inc., Class A	41,800	2,715,328

		4,458,103

Distribution & Wholesale – 1.8%
Fastenal Co.	36,000	1,380,960

Exchanges – 1.3%
IntercontinentalExchange, Inc. (a)	12,100	1,059,960

Hardware & Peripherals – 5.3%
Apple, Inc. (a)	18,100	2,277,523
Hewlett-Packard Co.	51,701	1,860,202

		4,137,725

Industrial Conglomerates – 7.0%
Danaher Corp.	39,500	2,308,380
General Mills, Inc.	21,700	1,099,973
Lam Research Corp. (a)	13,900	387,532
United Technologies Corp.	34,400	1,680,096

		5,475,981

Internet – 4.5%
Baidu, Inc. ADR (a)	5,200	1,211,080
Google, Inc., Class A (a)	5,950	2,356,021

		3,567,101

Investment Management – 6.4%
BlackRock, Inc.	8,250	1,208,790
Goldman Sachs Group, Inc.	3,300	424,050
JP Morgan Chase & Co	41,700	1,376,100
The Charles Schwab Corp.	110,600	2,043,888

		5,052,828

Common Stocks, continued

	Shares	Value($)

Medical Products – 5.9%
Baxter International, Inc.	30,700	1,488,950
Cephalon, Inc. (a)	14,100	925,101
Mindray Medical International Ltd. ADR	37,490	855,522
St. Jude Medical, Inc. (a)	42,200	1,414,544

		4,684,117

Medical Services & Distributors – 4.4%
Medco Health Solutions, Inc. (a)	79,600	3,466,580

Oil & Gas Drill & Equipment – 1.2%
FMC Technologies, Inc. (a)	28,100	961,863

Oil & Gas Exploration & Production – 3.0%
Petro-Canada	25,000	788,250
Petroleo Brasileiro SA ADR	21,500	721,755
Southwestern Energy Co. (a)	22,800	817,608

		2,327,613

Pharmaceuticals – 2.5%
Teva Pharmaceutical Industries Ltd. ADR	44,500	1,953,105

Railroad – 2.9%
Union Pacific Corp.	47,200	2,319,408

Retail – 5.1%
Best Buy Co., Inc.	15,300	587,214
Kohl’s Corp. (a)	23,300	1,056,655
Lowe’s Cos., Inc.	36,500	784,750
Wal-Mart Stores, Inc.	30,800	1,552,320

		3,980,939

Retail Pharmacy – 2.0%
CVS Caremark Corp.	48,900	1,554,042

Software Services – 10.4%
Adobe Systems, Inc. (a)	20,900	571,615
Autodesk, Inc. (a)	20,100	400,794
Cognizant Technology Solutions Corp. (a)	83,600	2,072,444
Dolby Laboratories, Inc., Class A (a)	28,600	1,147,718
McAfee, Inc. (a)	17,500	656,950
Microsoft Corp.	86,300	1,748,438
Oracle Corp.	81,000	1,566,540

		8,164,499

Telecommunications – 7.4%
American Movil SAB de C.V. ADR, Seies L	23,400	768,690
Equinix, Inc. (a)	17,600	1,236,048
MetroPCS Communications, Inc. (a)	42,900	733,161
QUALCOMM, Inc.	73,600	3,114,752

		5,852,651

Transportation – 1.6%
C.H. Robinson Worldwide, Inc.	14,800	786,768
Expeditors International of Washington, Inc.	13,200	458,172

		1,244,940

Travel & Leisure – 3.3%
Carnival Corp.	43,900	1,180,032
Priceline.com, Inc. (a)	14,800	1,436,932

		2,616,964

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	78

HSBC INVESTOR GROWTH PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2009 (Unaudited) (continued)

Common Stocks, continued

	Shares	Value($)

TOTAL COMMON STOCKS (COST $84,532,207)		78,351,651

Investment Company — 0.3%

Northern Institutional Diversified Assets Portfolio, Shares Class, 0.44% (b)	203,165	203,165

TOTAL INVESTMENT COMPANY (COST $203,165)		203,165

TOTAL INVESTMENTS (COST $84,735,372) — 99.8%		78,554,816

Percentages indicated are based on net assets of $78,715,834.

(a)	Represents non-income producing security.

(b)	The rates presented represent the annualized one day yield that was in effect on April 30, 2009.

ADR — American Depositary Receipt

79	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2009 (Unaudited)

Common Stocks—98.0%

	Shares	Value($)

Australia – 4.5%
Australia & New Zealand Banking Group Ltd.	199,300	2,302,188
BHP Billiton Ltd.	36,500	882,230
Commonwealth Bank of Australia	48,200	1,229,460
Lend Lease Corp., Ltd.	143,700	753,755
National Australia Bank Ltd.	113,565	1,702,081
Qantas Airways Ltd.	412,833	593,849

		7,463,563

Belgium – 0.9%
Delhaize Group SA	22,100	1,496,878

Brazil – 0.3%
Banco Do Brasil SA	60,000	514,686

Canada – 5.4%
BCE, Inc.	58,900	1,259,463
Fairfax Financial Holdings Ltd.	5,200	1,375,624
Industrial Alliance Insurance and Financial Services, Inc.	26,100	523,313
National Bank of Canada	26,600	973,252
Nexen, Inc.	40,490	771,109
Petro-Canada	60,100	1,897,205
Royal Bank of Canada	30,300	1,074,342
Telus Corp.	19,700	458,236
WestJet Airlines Ltd.	59,300	580,573

		8,913,117

China – 0.9%
China Petroleum & Chemical Corp.	1,920,000	1,506,310

Czech Republic – 0.5%
CEZ	20,900	864,120

Finland – 1.1%
Nokia Oyj	129,400	1,871,021

France – 12.8%
BNP Paribas SA	55,180	2,938,135
Credit Agricole SA	185,402	2,746,987
France Telecom SA	63,200	1,410,445
Lagardere S.C.A.	46,400	1,467,340
Renault SA	68,700	2,232,986
Sanofi-Aventis	52,700	3,051,486
Societe Generale	58,231	3,017,009
Total SA	76,100	3,860,269
Vallourec SA	4,500	496,422

		21,221,079

Germany – 13.0%
Allianz SE	27,200	2,505,471
BASF AG (a)	64,800	2,455,117
Bayer AG (a)	29,100	1,445,530
Deutsche Bank AG	52,800	2,807,916
Deutsche Lufthansa AG	81,300	1,024,424
Deutsche Post AG	132,950	1,523,107
Deutsche Telekom AG	150,900	1,841,534
E.ON AG	91,100	3,067,117
Fresenius Medical Care AG & Co. KGaA	18,100	711,147
Metro AG	10,000	425,971

Common Stocks, continued

	Shares	Value($)

Germany, continued
Muenchener Rueckversicherungs- Gesellschaft AG	17,600	2,402,794
RWE AG	11,170	806,069
Siemens AG	10,000	668,986

		21,685,183

India – 0.6%
State Bank of India GDR	17,600	985,600

Italy – 4.4%
ENI SpA	139,700	3,040,090
Intesa Sanpaolo SpA	650,300	2,096,923
Telecom Italia SpA	1,036,200	1,320,061
Telecom Italia RSP	920,000	827,601

		7,284,675

Japan – 17.3%
Canon, Inc.	29,800	891,582
FUJITSU Ltd.	424,000	1,806,085
Hitachi Ltd.	332,000	1,148,195
Honda Motor Co., Ltd.	27,600	796,369
JFE Holdings, Inc.	26,800	727,079
KDDI Corp.	279	1,250,690
Kyocera Corp.	24,500	1,893,408
Mitsubishi Chemical Holdings Corp.	303,000	1,146,237
Mitsubishi Corp.	129,000	1,975,558
Mitsui & Co., Ltd.	149,000	1,568,580
Mitsui Fudosan Co. Ltd.	49,000	614,239
NAMCO BANDAI Holdings, Inc.	123,800	1,229,211
Nippon Mining Holdings, Inc.	187,000	849,655
Nippon Telegraph & Telephone Corp.	63,000	2,351,318
Nissan Motor Co., Ltd.	371,400	1,921,035
Sharp Corp.	203,000	2,112,353
Sony Corp.	37,910	972,741
Sumitomo Mitsui Financial Group, Inc.	46,900	1,617,241
The Furukawa Electric Co. Ltd.	123,000	366,755
The Tokyo Electric Power Co., Inc.	28,000	655,984
Toshiba Corp.	543,000	1,850,385
Toyota Motor Corp.	25,500	995,690

		28,740,390

Netherlands – 3.9%
ArcelorMittal	59,952	1,427,580
ING Groep NV	155,768	1,460,170
Koninklijke (Royal) Philips Electronics NV	62,210	1,132,408
Koninklijke Ahold NV	223,020	2,458,200

		6,478,358

New Zealand – 0.4%
Telecom Corp. of New Zealand Ltd.	456,800	730,105

Norway – 1.5%
StatoilHydro ASA	128,500	2,444,448

Russian Federation – 0.8%
JSC MMC Norilsk Nickel ADR	67,789	564,682

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	80

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2009 (Unaudited) (continued)

Common Stocks, continued

	Shares	Value($)

Russian Federation, continued
LUKOIL ADR	16,550	738,130

		1,302,812

Singapore – 0.2%
Neptune Orient Lines Ltd.	427,000	375,144

South Africa – 0.8%
Sanlam Ltd.	554,040	1,041,588
Standard Bank Group Ltd.	31,023	302,619

		1,344,207

South Korea – 1.1%
KB Financial Group, Inc. ADR (a)	33,200	1,058,416
Samsung Electronics Co., Ltd., Preferred	2,900	751,073

		1,809,489

Spain – 1.8%
Telefonica SA (a)	161,400	3,076,746

Sweden – 2.8%
Ericsson LM, B Shares	153,000	1,351,035
Nordea Bank AB	114,080	859,803
Svenska Cellusoa AB (SCA), B Shares	189,700	1,852,055
Volvo AB, B Shares	86,500	572,866

		4,635,759

Switzerland – 3.4%
Credit Suisse Group	81,100	3,170,079
Novartis AG	63,940	2,432,073

		5,602,152

Taiwan – 1.5%
AU Optronics Corp.	1,101,000	1,140,734
China Steel Corp. GDR	40,044	618,279
Compal Electronics, Inc.	581,895	494,638
United Microelectronics Corp.	862,805	323,647

		2,577,298

Thailand – 0.4%
PTT Public Co., Ltd.	121,400	652,448

United Kingdom – 17.7%
Associated British Foods plc	199,300	2,116,262
AstraZeneca plc	43,100	1,520,209
Aviva plc	352,191	1,643,294
Barclays plc	451,300	1,878,804
BP plc	532,500	3,799,746
Centrica plc	618,000	2,074,684
Drax Group plc	51,100	389,950
GlaxoSmithKline plc	213,800	3,316,812
Lloyds Banking Group plc	886,507	1,468,378
Royal Dutch Shell plc, A Shares	200,987	4,671,581
RSA Insurance Group plc	505,627	981,074
Thomas Cook Group plc	175,500	681,958
Tui Travel plc	208,700	781,645
Vodafone Group plc	2,240,458	4,131,816

		29,456,213

Common Stocks, continued

	Shares	Value($)

TOTAL COMMON STOCKS (COST $238,609,787)		163,031,801

Right—0.0%

Belgium – 0.0%
Fortis (a)	121,532	0

TOTAL RIGHTS (COST $0)		0

Investment Company—0.9%

Northern Institutional Diversified Assets Portfolio, Shares Class, 0.44% (b)	1,401,968	1,401,968

TOTAL INVESTMENT COMPANY (COST $1,401,968)		1,401,968

TOTAL INVESTMENTS (COST $240,011,755) — 98.9%		164,433,769

Percentages indicated are based on net assets of $166,309,015.

(a) Represents non-income producing security.

(b) The rates presented represent the annualized one day yield that was in effect on April 30, 2009.

ADR — American Depositary Receipt
GDR — Global Depositary Receipt
PLC — Public Limited Co.
SPA — Standby Purchase Agreement

Schedule of Portfolio Investments—April 30, 2009

Industry	Percent of Net Assets

Automotive	3.6%
Banking & Financial Services	23.9%
Building & Construction	1.1%
Cash & Cash Equivalents	0.8%
Chemicals	2.2%
Drugs - Medical	6.6%
Electrical	4.7%
Electronic Components & Semiconductors	5.0%
Food & Beverage	2.2%
Import/Export	0.9%
Insurance	4.0%
Manufacturing	7.1%
Metals & Mining	2.0%
Oil & Gas	15.8%
Publishing	0.9%
Real Estate	0.8%
Retail	1.7%
Telecommunications	13.2%
Transportation Services	2.4%

Total Investments	98.9%

81	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2009 (Unaudited) (continued)

At April 30, 2009 the portfolio’s open forward currency contracts were as follows:

Currency	Delivery Date	Amount (Local Currency)	Contract Value (U.S. Dollars) ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)

SHORT CONTRACTS
British Sterling Pound	06/15/09	2,338,000	3,291,436	3,457,533	(166,097)
British Sterling Pound	07/15/09	930,000	1,386,463	1,375,377	11,086
British Sterling Pound	07/15/09	379,000	555,466	560,503	(5,037)
Canadian Dollar	06/15/09	1,988,000	1,571,467	1,666,805	(95,338)
Canadian Dollar	06/15/09	4,930,000	3,860,762	4,133,473	(272,711)
Canadian Dollar	06/15/09	933,000	733,808	782,258	(48,450)
Canadian Dollar	06/15/09	1,158,000	934,776	970,905	(36,129)
Canadian Dollar	07/15/09	9,009,000	7,276,766	7,555,630	(278,864)
Swedish Krone	06/15/09	28,436,000	3,242,750	3,536,838	(294,088)

Total		50,101,000	22,853,694	24,039,322	(1,185,628)

LONG CONTRACTS
Canadian Dollar	06/15/09	9,009,000	7,275,591	7,553,442	277,851
British Sterling Pound	06/15/09	1,959,000	2,899,320	2,897,052	(2,268)
British Sterling Pound	06/15/09	379,000	555,489	560,481	4,992
Swedish Krone	06/15/09	3,116,000	350,242	387,565	37,323
Swedish Krone	06/15/09	25,320,000	2,993,085	3,149,273	156,188

Total		39,783,000	14,073,727	14,547,813	474,086

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	82

HSBC INVESTOR OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2009 (Unaudited) (continued)

Common Stocks—97.3%

	Shares	Value($)

Aerospace & Defense – 1.3%
BE Aerospace, Inc. (a)	138,700	1,496,573

Biotechnology – 5.8%
Illumina, Inc. (a)	103,350	3,860,122
Life Technologies Corp. (a)	68,900	2,569,970

		6,430,092

Business Services – 3.1%
MSCI, Inc., Class A (a)	61,700	1,295,083
Navigant Consulting, Inc. (a)	148,650	2,186,642

		3,481,725

Communications – 1.0%
Discovery Communications, Inc., Class A (a)	58,800	1,116,612

Computer Software – 16.3%
ACI Worldwide, Inc. (a)	73,200	1,264,164
BMC Software, Inc. (a)	98,400	3,411,528
Brocade Communications Systems, Inc. (a)	306,600	1,772,148
Check Point Software Technologies Ltd. (a)	139,250	3,226,422
Citrix Systems, Inc. (a)	73,200	2,088,396
Nuance Communications, Inc. (a)	235,450	3,143,257
Salesforce.com, Inc. (a)	38,050	1,628,921
VeriFone Holdings, Inc. (a)	200,300	1,504,253

		18,039,089

Consumer Products – 4.4%
Church & Dwight Co., Inc.	39,800	2,165,518
Crown Holdings, Inc. (a)	121,300	2,674,665

		4,840,183

Diversified Manufacturing Operations – 5.1%
Actuant Corp., Class A	113,400	1,390,284
AMETEK, Inc.	66,800	2,151,628
Joy Global, Inc.	84,050	2,143,275

		5,685,187

Education – 1.7%
Corinthian Colleges, Inc. (a)	609	9,379
DeVry, Inc.	44,400	1,889,664

		1,899,043

Electronic Components & Semiconductors – 3.0%
Maxim Integrated Products, Inc.	77,400	1,048,770
National Semiconductor Corp.	83,350	1,031,040
Xilinx, Inc.	63,550	1,298,962

		3,378,772

Environmental Services – 1.5%
Stericycle, Inc. (a)	34,700	1,633,676

Financial Services – 4.5%
Annaly Capital Management, Inc.	106,950	1,504,787
PrivateBancorp, Inc.	83,300	1,686,825
Waddell & Reed Financial, Inc., Class A	81,000	1,815,210

		5,006,822

Gaming – 1.1%
Scientific Games Corp., Class A (a)	71,600	1,252,284

Common Stocks, continued

	Shares	Value($)

Health Care – 6.5%
DaVita, Inc. (a)	63,900	2,963,043
IDEXX Laboratories, Inc. (a)	62,500	2,456,250
MEDNAX, Inc. (a)	36,250	1,301,375
Skilled Healthcare Group, Inc., Class A (a)	54,600	476,658

		7,197,326

Industrial Manufacturing – 6.0%
IDEX Corp.	89,000	2,247,250
Mettler-Toledo International, Inc. (a)	44,550	2,745,616
WESCO International, Inc. (a)	62,500	1,625,000

		6,617,866

Insurance – 1.3%
HCC Insurance Holdings, Inc.	62,100	1,485,432

Internet Related – 1.4%
VeriSign, Inc. (a)	76,100	1,566,138

Oil & Gas – 11.8%
Consol Energy, Inc.	69,700	2,180,216
Denbury Resources, Inc. (a)	221,800	3,610,904
EQT Corp.	47,400	1,594,062
Exterran Holdings, Inc. (a)	104,600	2,159,990
Massey Energy Co.	179,450	2,855,049
Range Resources Corp.	17,000	679,490

		13,079,711

Pharmaceuticals – 10.7%
Alexion Pharmaceuticals, Inc. (a)	108,650	3,631,083
Elan Corp. plc ADR (a)	235,500	1,391,805
OSI Pharmaceuticals, Inc. (a)	89,300	2,997,801
Santarus, Inc. (a)	211,800	372,768
Shire plc ADR	91,900	3,425,113

		11,818,570

Retail – 6.9%
American Eagle Outfitters, Inc.	201,350	2,984,007
O’Reilly Automotive, Inc. (a)	72,500	2,816,625
PetSmart, Inc.	79,700	1,823,536

		7,624,168

Telecommunications – 3.9%
Comverse Technology, Inc. (a)	196,000	1,401,400
Equinix, Inc. (a)	10,850	761,996
Polycom, Inc. (a)	114,300	2,130,552

		4,293,948

TOTAL COMMON STOCKS (COST $126,142,743)		107,943,217

Investment Company—2.6%

Northern Institutional Government Select Portfolio, Shares Class, 0.10% (b)	2,842,694	2,842,694

TOTAL INVESTMENT COMPANY (COST $2,842,694)		2,842,694

TOTAL INVESTMENTS (COST $128,985,437) — 99.9%		110,785,911

Percentages indicated are based on net assets of $110,888,905.

(a)	Represents non-income producing security.

(b)	The rates presented represent the annualized one day yield that was in effect on April 30, 2009.

ADR — American Depositary Receipt
PLC — Public Limited Co.

83	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR VALUE PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2009 (Unaudited)

Common Stocks—97.4%

	Shares	Value($)

Aerospace & Defense – 5.8%
Lockheed Martin Corp.	14,900	1,170,097
Raytheon Co.	29,100	1,316,193

		2,486,290

Agricultural Chemicals – 1.1%
The Mosaic Co.	11,500	465,175

Banking – 2.4%
Wells Fargo & Co.	50,700	1,014,507

Business Services – 3.7%
Pitney Bowes, Inc.	65,700	1,612,278

Computer Software – 8.6%
CA, Inc.	120,200	2,073,450
Microsoft Corp.	81,500	1,651,190

		3,724,640

Conglomerates – 3.0%
Loews Corp.	51,240	1,275,364

Consumer Products – 4.2%
Kimberly-Clark Corp.	24,600	1,208,844
Kraft Foods, Inc.	25,069	586,615

		1,795,459

Diversified Manufacturing Operations – 1.5%
Ingersoll-Rand Co., Class A	30,100	655,277

Electronic Components & Semiconductors – 2.5%
Agilent Technologies, Inc. (a)	58,800	1,073,688

Energy – 2.8%
Halliburton Co.	30,600	618,732
NRG Energy, Inc. (a)	33,800	607,724

		1,226,456

Financial Services – 3.4%
JP Morgan Chase & Co.	44,250	1,460,250

Insurance – 8.0%
Aetna, Inc.	20,800	457,808
Aon Corp.	30,400	1,282,880
Genworth Financial, Inc., Class A	93,500	220,660
MetLife, Inc.	35,200	1,047,200
The Hartford Financial Services Group, Inc.	37,300	427,831

		3,436,379

Media – 6.5%
CBS Corp., Class B	34,350	241,824
Comcast Corp., Class A	51,650	758,222
Viacom, Inc., Class B (a)	94,000	1,808,560

		2,808,606

Metals & Mining – 8.0%
AngloGold Ashanti Ltd. ADR	47,327	1,457,671
Barrick Gold Corp.	55,800	1,623,780
United States Steel Corp.	13,800	366,390

		3,447,841

Common Stocks, continued

	Shares	Value($)

Oil & Gas – 14.4%
Apache Corp.	24,400	1,777,784
ConocoPhillips	9,571	392,411
EOG Resources, Inc.	9,075	576,081
Hess Corp.	13,600	745,144
Noble Energy, Inc.	35,900	2,037,325
Talisman Energy, Inc.	55,200	692,208

		6,220,953

Pharmaceuticals – 7.6%
Amgen, Inc. (a)	31,100	1,507,417
Merck & Co., Inc.	30,600	741,744
Sanofi-Aventis ADR	36,200	1,039,664

		3,288,825

Telecommunications – 8.0%
AT&T, Inc.	33,000	845,460
Motorola, Inc.	319,000	1,764,070
Verizon Communications, Inc.	27,800	843,452

		3,452,982

Tobacco – 3.9%
Lorillard, Inc.	9,927	626,691
Philip Morris International, Inc.	28,700	1,038,940

		1,665,631

Transportation – 2.0%
Union Pacific Corp.	18,000	884,520

TOTAL COMMON STOCKS (COST $56,119,439)		41,995,121

Investment Company—2.5%

Northern Institutional Government Select Portfolio, Shares Class, 0.10% (b)	1,071,696	1,071,696

TOTAL INVESTMENT COMPANY (COST $1,071,696)		1,071,696

TOTAL INVESTMENTS (COST $57,191,135) — 99.9%		43,066,817

Percentages indicated are based on net assets of $43,127,664.

(a)	Represents non-income producing security.

(b)	The rates presented represent the annualized one day yield that was in effect on April 30, 2009.

ADR — American Depositary Receipt

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	84

HSBC INVESTOR PORTFOLIOS

Statements of Assets and Liabilities—as of April 30, 2009 (Unaudited)

	Core Plus Fixed Income Portfolio	Intermediate Duration Fixed Income Portfolio	Growth Portfolio	International Equity Portfolio

Assets:
Investments in non-affiliates, at value	$93,606,783	$18,241,585	$78,554,816	$164,433,769
Foreign currency, at value	—	—	—	2,521,711
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	487,440
Interest and dividends receivable	632,107	91,144	30,209	662,006
Receivable for investments sold	10,729,803	3,095,685	1,182,861	339,018
Prepaid expenses and other assets	7	170	746	1,470

Total Assets	104,968,700	21,428,584	79,768,632	168,445,414

Liabilities:
Cash overdraft	3,873	6,131	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	1,198,982
Payable for investments purchased	35,443,151	8,763,180	1,010,356	815,275
Accrued expenses and other liabilities:
Investment Management	30,671	4,151	36,044	94,281
Administration	1,241	226	1,356	2,889
Compliance Service	24	4	27	56
Other	7,036	6,228	5,015	24,916

Total Liabilities	35,485,996	8,779,920	1,052,798	2,136,399

Net Assets:
Applicable to investors’ beneficial interest	$69,482,704	$12,648,664	$78,715,834	$166,309,015

Total Investments, at cost	$103,226,664	$19,536,796	$84,735,372	$240,011,755

Foreign currency, at cost	$—	$—	$—	$2,504,392

85	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Assets and Liabilities—as of April 30, 2009 (Unaudited) (continued)

	Opportunity Portfolio	Value Portfolio

Assets:
Investments in non-affiliates, at value	$110,785,911	$43,066,817
Dividend income	2,825	82,117
Receivable for investments sold	1,231,827	—
Prepaid expenses and other assets	—	889

Total Assets	112,020,563	43,149,823

Liabilities:
Payable for investments purchased	1,047,632	—
Accrued expenses and other liabilities:
Investment Management	70,435	18,009
Administration	1,921	760
Compliance Service	38	15
Other	11,632	3,375

Total Liabilities	1,131,658	22,159

Net Assets:
Applicable to investors’ beneficial interest	$110,888,905	$43,127,664

Total Investments, at cost	$128,985,437	$57,191,135

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	86

HSBC INVESTOR PORTFOLIOS

Statements of Operations—For the six months ended April 30, 2009 (Unaudited)

	Core Plus Fixed Income Portfolio	Intermediate Duration Fixed Income Portfolio	Growth Portfolio	International Equity Portfolio

Investment Income:
Interest	$2,118,629	$304,397	$—	$3,441
Dividends	5,734	4,879	363,478	2,937,928
Foreign tax withholding	—	—	—	(453,901)

Total Investment Income (Loss)	2,124,363	309,276	363,478	2,487,468

Expenses:
Investment Management	196,009	25,771	209,638	576,888
Administration	7,500	1,315	7,447	16,550
Accounting	32,290	29,135	24,861	45,159
Compliance Service	127	8	169	340
Custodian	2,266	872	4,129	81,166
Printing	132	553	480	1,788
Professional fees	618	260	1,203	2,035
Trustee	532	59	518	1,227
Other	8,389	605	8,149	19,270

Total Expenses	247,863	58,578	256,594	744,423

Net Investment Income (Loss)	1,876,500	250,698	106,884	1,743,045

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investments and foreign currency transactions	51,411	177,985	(12,863,368)	(56,073,611)
Net realized gains (losses) from futures transactions	(380,711)	(57,805)	—	—
Change in unrealized appreciation/depreciation from investments and foreign currencies	2,779,601	305,872	13,870,510	44,805,697

Net realized/unrealized gains (losses) from investments and foreign currency transactions	2,450,301	426,052	1,007,142	(11,267,914)

Change In Net Assets Resulting From Operations	$4,326,801	$676,750	$1,114,026	$(9,524,869)

87	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Operations—For the six months ended April 30, 2009 (Unaudited) (continued)

	Opportunity Portfolio	Value Portfolio

Investment Income:
Dividends	$292,719	$567,167

Total Investment Income (Loss)	292,719	567,167

Expenses:
Investment Management	418,743	112,278
Administration	10,754	4,396
Accounting	24,621	24,275
Compliance Service	184	115
Custodian	7,505	1,662
Printing	221	397
Professional fees	403	519
Trustee	820	239
Other	12,910	4,691

Total Expenses	476,161	148,572

Net Investment Income (Loss)	(183,442)	418,595

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized losses from investment transactions	(18,090,240)	(1,624,297)
Change in unrealized appreciation/depreciation from investments and foreign currencies	12,416,564	(1,507,018)

Net realized/unrealized gains (losses) from investment transactions	(5,673,676)	(3,131,315)

Change In Net Assets Resulting From Operations	$(5,857,118)	$(2,712,720)

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	88

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets

	Core Plus Fixed Income Portfolio		Intermediate Duration Fixed Income Portfolio

	For the six months ended April 30, 2009 (Unaudited)	For the year ended October 31, 2008	For the six months ended April 30, 2009 (Unaudited)	For the year ended October 31, 2008

Investment Activities:
Operations:
Net investment income (loss)	$1,876,500	$5,103,577	$250,698	$602,838
Net realized gains (losses) from investment and futures transactions	(329,300)	(1,760,929)	120,180	(137,944)
Change in unrealized appreciation/depreciation from investments	2,779,601	(12,280,378)	305,872	(1,515,259)

Change in net assets resulting from operations	4,326,801	(8,937,730)	676,750	(1,050,365)

Proceeds from contributions	779,241	13,894,668	293,480	3,554,894
Value of withdrawals	(17,351,215)	(43,040,969)	(1,852,552)	(4,032,112)

Change in net assets resulting from transactions in investors’ beneficial interest	(16,571,974)	(29,146,301)	(1,559,072)	(477,218)

Change in net assets	(12,245,173)	(38,084,031)	(882,322)	(1,527,583)

Net Assets:
Beginning of period	81,727,877	119,811,908	13,530,986	15,058,569

End of period	$69,482,704	$81,727,877	$12,648,664	$13,530,986

89	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Growth Portfolio		International Equity Portfolio

	For the six months ended April 30, 2009 (Unaudited)	For the year ended October 31, 2008	For the six months ended April 30, 2009 (Unaudited)	For the year ended October 31, 2008

Investment Activities:
Operations:
Net investment income (loss)	$106,884	$158,253	$1,743,045	$9,312,232
Net realized gains (losses) from investment transactions	(12,863,368)	(80,608)	(56,073,611)	10,348,234
Change in unrealized appreciation/depreciation from investments and foreign currencies	13,870,510	(42,269,939)	44,805,697	(242,760,619)

Change in net assets resulting from operations	1,114,026	(42,192,294)	(9,524,869)	(223,100,153)

Proceeds from contributions	6,048,952	50,198,227	10,790,392	43,694,202
Value of withdrawals	(10,388,656)	(15,750,298)	(34,265,418)	(76,346,748)

Change in net assets resulting from transactions in investors’ beneficial interest	(4,339,704)	34,447,929	(23,475,026)	(32,652,546)

Change in net assets	(3,225,678)	(7,744,365)	(32,999,895)	(255,752,699)

Net Assets:
Beginning of period	81,941,512	89,685,877	199,308,910	455,061,609

End of period	$78,715,834	$81,941,512	$166,309,015	$199,308,910

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	90

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Opportunity Portfolio		Value Portfolio

	For the six months ended April 30, 2009 (Unaudited)	For the year ended October 31, 2008	For the six months ended April 30, 2009 (Unaudited)	For the year ended October 31, 2008

Investment Activities:
Operations:
Net investment income (loss)	$(183,442)	$(854,296)	$418,595	$1,062,396
Net realized gains (losses) from investment transactions	(18,090,240)	2,354,698	(1,624,297)	(7,776,127)
Change in unrealized appreciation/depreciation from investments and foreign currencies	12,416,564	(73,360,727)	(1,507,018)	(25,258,253)

Change in net assets resulting from operations	(5,857,118)	(71,860,325)	(2,712,720)	(31,971,984)

Proceeds from contributions	4,180,538	20,402,348	3,017,348	12,224,588
Value of withdrawals	(15,404,154)	(44,840,850)	(6,840,136)	(13,247,672)

Change in net assets resulting from transactions in investors’ beneficial interest	(11,223,616)	(24,438,502)	(3,822,788)	(1,023,084)

Change in net assets	(17,080,734)	(96,298,827)	(6,535,508)	(32,995,068)

Net Assets:
Beginning of period	127,969,639	224,268,466	49,663,172	82,658,240

End of period	$110,888,905	$127,969,639	$43,127,664	$49,663,172

91	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

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HSBC INVESTOR PORTFOLIOS

Financial Highlights

			Ratio/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)		Ratio of Expenses to Average Net Assets(b)(c)	Portfolio Turnover Rate(a)

CORE PLUS FIXED INCOME PORTFOLIO
Year Ended October 31, 2004	5.56%		$169,459	0.52%		4.31%		0.52%	34.88%
Year Ended October 31, 2005	1.64	%(d)	122,530	0.40	%(d)	4.25	%(d)	0.53%	176.60%
Year Ended October 31, 2006	5.55%		111,192	0.63%		4.96%		0.63%	273.91%
Year Ended October 31, 2007	6.94%		119,812	0.59%		4.99%		0.59%	252.56%
Year Ended October 31, 2008	(8.78)%		81,728	0.59%		4.80%		0.59%	119.38%
Six Months Ended April 30, 2009 (Unaudited)	6.05%		69,483	0.68%		5.11%		0.68%	17.88%

INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
Year Ended October 31, 2004	4.48%		$63,697	0.57%		3.54%		0.57%	50.06%
Year Ended October 31, 2005	0.76	%(d)	32,810	0.49	%(d)	3.85	%(d)	0.58%	107.26%
Year Ended October 31, 2006	5.29%		19,517	0.78%		4.58%		0.78%	236.51%
Year Ended October 31, 2007	8.38%		15,059	0.84%		4.68%		0.84%	219.76%
Year Ended October 31, 2008	(7.08)%		13,531	0.91%		4.15%		0.91%	124.23%
Six Months Ended April 30, 2009 (Unaudited)	5.37%		12,649	0.91%		3.89%		0.91%	62.22%

GROWTH PORTFOLIO
Period Ended October 31, 2004 (f)	(0.86)%		$49,680	0.72%		0.06%		0.72%	53.08%
Year Ended October 31, 2005	13.59	%(d)	49,415	0.63	%(d)	0.77	%(d)	0.68%	79.54%
Year Ended October 31, 2006	7.53%		59,828	0.69%		0.38%		0.69%	75.06%
Year Ended October 31, 2007	31.11%		89,686	0.62%		0.45%		0.62%	57.04%
Year Ended October 31, 2008	(37.75	)%(e)	81,942	0.62%		0.19%		0.62%	157.87%
Six Months Ended April 30, 2009 (Unaudited)	2.05%		78,716	0.70%		0.29%		0.70%	33.58%

INTERNATIONAL EQUITY PORTFOLIO
Year Ended October 31, 2004	20.29%		$220,025	0.94%		1.53%		0.94%	106.11%
Year Ended October 31, 2005	19.54%		230,230	0.84%		1.92%		0.84%	31.32%
Year Ended October 31, 2006	32.79%		333,755	0.86%		2.03%		0.86%	33.39%
Year Ended October 31, 2007	25.17%		455,062	0.79%		2.16%		0.79%	26.08%
Year Ended October 31, 2008	(51.95)%		199,309	0.76%		2.65%		0.76%	28.98%
Six Months Ended April 30, 2009 (Unaudited)	(4.47)%		166,309	0.93%		2.17%		0.93%	29.46%

OPPORTUNITY PORTFOLIO
Year Ended October 31, 2004	5.93%		$359,333	0.88%		(0.52)%		0.88%	81.75%
Year Ended October 31, 2005	14.35	%(d)	218,778	0.85	%(d)	(0.45	)%(d)	0.90%	63.95%
Year Ended October 31, 2006	19.54%		241,495	0.91%		(0.40)%		0.91%	60.83%
Year Ended October 31, 2007	30.54%		224,268	0.91%		(0.55)%		0.91%	69.41%
Year Ended October 31, 2008	(35.30)%		127,970	0.87%		(0.46)%		0.87%	80.42%
Six Months Ended April 30, 2009 (Unaudited)	(3.69)%		110,889	0.91%		(0.35)%		0.91%	29.04%

VALUE PORTFOLIO
Period Ended October 31, 2004 (f)	6.12%		$61,414	0.71%		1.28%		0.71%	10.33%
Year Ended October 31, 2005	15.23	%(d)	54,150	0.64	%(d)	1.15	%(d)	0.69%	16.45%
Year Ended October 31, 2006	22.21%		67,432	0.71%		1.23%		0.71%	20.63%
Year Ended October 31, 2007	10.28%		82,658	0.66%		1.29%		0.66%	18.67%
Year Ended October 31, 2008	(39.91)%		49,663	0.64%		1.54%		0.64%	24.61%
Six Months Ended April 30, 2009 (Unaudited)	(4.59)%		43,128	0.69%		1.96%		0.69%	13.02%

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Portfolios related to violations of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.12%, 0.09%, 0.05%, 0.04% and 0.05% for the Core Plus Fixed Income Portfolio, Intermediate Duration Fixed Income Portfolio, Growth Portfolio, Opportunity Portfolio and Value Portfolio, respectively.

(e)

During the year ended October 31, 2008, Winslow Capital Management, Inc. reimbursed $64,658 to the Portfolio related to violations of certain investment policies and limitations. The corresponding impact to the total return was 0.08%.

(f)	Growth Portfolio commenced operations on May 7, 2004. Value Portfolio commenced operations on May 7, 2004.

93	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2009 (Unaudited)

1.	Organization:

          The HSBC Investor Portfolios (the “Portfolio Trust”), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio,” collectively the “Portfolios”):

Portfolio	Short Name

HSBC Investor Core Plus Fixed Income Portfolio	Core Plus Fixed Income Portfolio
HSBC Investor Intermediate Duration Fixed Income Portfolio	Intermediate Duration Fixed Income Portfolio
HSBC Investor Growth Portfolio	Growth Portfolio
HSBC Investor International Equity Portfolio	International Equity Portfolio
HSBC Investor Opportunity Portfolio	Opportunity Portfolio
HSBC Investor Value Portfolio	Value Portfolio

          The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest all of their investable assets in the Portfolios. The Portfolios also receive investments from funds of funds. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios.

          The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial statements for all other funds of the HSBC Investor Family of Funds are published separately.

          Under the Portfolio Trust’s organizational documents, the Portfolio Trust’s Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolio Trust may enter into contracts with its service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolio Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

          Effective November 1, 2008, the Portfolio Trust adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Portfolios’ net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

          Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Portfolios’ Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

          The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued by or at the direction of the Portfolio Trusts’ Board of Trustees. Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation.

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Notes to Financial Statements—as of April 30, 2009 (Unaudited) (continued)

Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural disasters, and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios’ net assets are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the International Equity Portfolio may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When the International Equity Portfolio uses such a valuation model, the value assigned to the International Equity Portfolio’s foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges.

          Exchange traded futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the New York Stock Exchange.

Investment Transactions and Related Income:

          Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, changes in holdings are accounted for on trade date on the last business day of the reporting period. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation:

          The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Forward Foreign Currency Exchange Contracts:

          The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Futures Contracts:

          Each Portfolio may invest in futures contracts for the purpose of hedging its existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Mortgage Dollar Roll Transactions:

          The Core Plus Fixed Income Portfolio and the Intermediate Duration Fixed Income Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future

95	HSBC INVESTOR PORTFOLIOS

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Notes to Financial Statements—as of April 30, 2009 (Unaudited) (continued)

date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee.

Restricted and Illiquid Securities:

          A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the investment adviser based on procedures established by the Board of Trustees. Therefore, not all restricted securities are considered illiquid. At April 30, 2009 the HSBC Core Plus Fixed Income Portfolio held restricted securities that were illiquid, representing 0.04% of net assets, as follows:

Security Name	Acquisition Date	Acquisition Cost($)	Principal Amount($)	Value($)

DLJ Mortgage Acceptance Corp. IO, Series 1997, Class S, 1.20%, 5/15/30	5/15/1997	1,168	16,850	1
FHA Weyerhauser, 7.43%, 1/1/24	3/28/2002	24,528	25,711	25,711
GS Mortgage Securities Corp. IO, Series 1997-GL, Class X2, 0.29, 7/13/30	8/14/1997	1,192	35,320	373

Repurchase Agreements:

          The Portfolios may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Portfolios’ Custodian or another qualified Custodian or in the Federal Reserve/Treasury book-entry system. In the event of counter-party default, the Portfolio has the right to use the collateral to offset losses incurred. There is a potential for loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Portfolio seeks to assert its rights.

Expense Allocations:

          Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among various or all funds within the HSBC Investor Family of Funds in relation to net assets or on another reasonable basis.

Federal Income Taxes:

          Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. Federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

          In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a

HSBC INVESTOR PORTFOLIOS	96

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Notes to Financial Statements—as of April 30, 2009 (Unaudited) (continued)

reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. The FIN 48 analysis included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Portfolios’ net assets or results of operations during the period.

New Accounting Pronouncements:

          In March 2008, the Financial Accounting Standards Board (“FASB”) issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 will be effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Portfolios’ derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolios’ financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Portfolios’ financial statements and related disclosures.

          In April 2009, the FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Portfolios’ financial statement disclosures.

3.	Investment Valuation Summary

The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

• Level 1: quoted prices in active markets for identical assets

• Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

          The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation as of April 30, 2009 for each Fund based upon the three levels defined above:

	LEVEL 1 – Quoted Prices		LEVEL 2 – Other Significant

Fund Name	Investment Securities	Other Financial Instruments*	Investment Securities	Other Financial Instruments*

Core Plus Fixed Income Portfolio	7,693,048	—	85,888,024	—
Intermediate Duration Fixed Income Portfolio	3,448,598	—	14,792,987	—
Growth Portfolio	78,554,816	—	—	—
International Equity Portfolio	14,280,193	—	150,153,576	(711,542)
Opportunity Portfolio	110,785,911	—	—	—
Value Portfolio	43,066,817	—	—	—

97	HSBC INVESTOR PORTFOLIOS

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Notes to Financial Statements—as of April 30, 2009 (Unaudited) (continued)

	LEVEL 3 – Significant		Total

Fund Name	Investment Securities	Other Financial Instruments*	Investment Securities	Other Financial Instruments*

Core Plus Fixed Income Portfolio	25,711	—	93,606,783	—
Intermediate Duration Fixed Income Portfolio	—	—	18,241,585	—
Growth Portfolio	—	—	78,554,816	—
International Equity Portfolio	—	—	164,433,769	(711,542)
Opportunity Portfolio	—	—	110,785,911	—
Value Portfolio	—	—	43,066,817	—

          Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Core Plus Fixed Income Portfolio	Investment Securities	Other Financial Instruments*

Balance as of October 31, 2008	$26,158	$—
Realized gain (loss)	(27)	—
Change in unrealized appreciation/(depreciation)	(21)	—
Net purchases (sales)	(399)	—
Transfers in (out) of Level 3	—	—

Balance as of April 30, 2009	$25,711	$—

Intermediate Duration Fixed Income Portfolio	Investment Securities	Other Financial Instruments*

Balance as of October 31, 2008	$—	$—
Realized gain (loss)	—	—
Change in unrealized appreciation/(depreciation)	—	—
Net purchases (sales)	—	—
Transfers in (out) of Level 3	—	—

Balance as of April 30, 2009	$—	$—

*

Other financial instruments would include any derivative instruments, such as any futures, forwards, and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

4.	Related Party Transactions:

Investment Management:

          HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments, except that Winslow Capital Management, Inc., AllianceBernstein Investment Research and Management, Westfield Capital Management, LLC and NWQ Investment Management Co., LLC serve as Sub-Investment Advisers for the Growth Portfolio, International Equity Portfolio, Opportunity Portfolio, and the Value Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

          For its services, the Investment Adviser receives a fee, accrued daily and paid monthly, at an annual rate of 0.40% of the Intermediate Duration Fixed Income Portfolio’s average daily net assets. Halbis Capital Management, a wholly owned subsidiary of Halbis Capital Management (UK) Limited an affiliate of the Investment Adviser, serves as the Sub-Investment Advisor and is paid by the Investment Adviser.

HSBC INVESTOR PORTFOLIOS	98

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2009 (Unaudited) (continued)

          For its services, the Investment Adviser receives, from the Core Plus Fixed Income Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $50 million	0.575%
In excess of $50 million but not exceeding $95 million	0.450%
In excess of $95 million but not exceeding $150 million	0.200%
In excess of $150 million but not exceeding $250 million	0.400%
In excess of $250 million	0.350%

          For their services, the Investment Adviser and Winslow Capital Management, Inc. (“Winslow”) receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Sub-Advised HSBC Investor Family of Funds Average Daily Net Assets of	Fee Rate*

Up to $250 million	0.575%
In excess of $250 million but not exceeding $500 million	0.525%
In excess of $500 million but not exceeding $750 million	0.475%
In excess of $750 million but not exceeding $1 billion	0.425%
In excess of $1 billion	0.375%

*

The investment advisory contract provides that the Growth Portfolio may pay the Investment Adviser an aggregate maximum fee of 0.68%. Currently, the Investment Adviser’s share of the aggregate maximum fee rate is capped at 0.175%. Accordingly, the aggregate maximum fee rate is 0.575%.

          For their services, the Investment Adviser and AllianceBernstein Investment Research and Management receive in aggregate, from the International Equity Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $10 million	1.015%
In excess of $10 million but not exceeding $25 million	0.925%
In excess of $25 million but not exceeding $50 million	0.79%
In excess of $50 million but not exceeding $100 million	0.70%
In excess of $100 million	0.61%

          For their services, the Investment Adviser and Westfield Capital Management, LLC receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

          For their services, the Investment Adviser and NWQ Investment Management Co., LLC receive in aggregate, from the Value Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $500 million	0.525%
In excess of $500 million but not exceeding $1 billion	0.475%
In excess of $1 billion	0.425%

          All contractual and any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waiver/reimbursements may be stopped at any time.

99	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2009 (Unaudited) (continued)

Administration:

          HSBC serves the Portfolios as Administrator. Under the terms of the Administration Agreement, HSBC received from the Portfolios (as well as the other funds in the HSBC Investor Funds) a fee, accrued daily and paid monthly, during the period November 1, 2008 to December 31, 2008, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $12 billion	0.0525%
In excess of $12 billion	0.0350%

Effective January 1, 2009, under the terms of the Administration Agreement, HSBC receives from the Portfolios a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $10 billion	0.0550%
In excess of $10 billion but not exceeding $20 billion	0.0350%
In excess of $20 billion but not exceeding $50 billion	0.0275%
In excess of $50 billion	0.0250%

          The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds, however, the assets of the Portfolios and HSBC Investor Funds that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series in the HSBC Investor Family of Funds based upon its proportionate share of the aggregate net assets of the Family of Funds. For assets invested in the Portfolios by HSBC Investor Funds, the Portfolios pay half of the administration fee and the other funds pay half of the administration fee, for a combination of the total fee rate set forth above. Certain administrative fees of the Portfolios also may be received by treating them as apportioned in part to other funds makes investments in the Portfolios a master-feeder structures.

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi Ohio”), a wholly-owned subsidiary of The Citigroup, Inc., serves as the Portfolio Trust’s Sub-Administrator subject to the general supervision of the Portfolio Trust’s Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC.

          Under a Compliance Services Agreement between the Portfolio Trust as the other HSBC Investor Funds (the “Trusts”) and Citi Ohio (the “CCO Agreement”), Citi Ohio makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Portfolios’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $133,049 for the period ended April 30, 2009, plus reimbursement of certain expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Service.” Citi Ohio pays the salary and other compensation earned by any such individuals as employees of Citi Ohio.

Fund Accounting, Custodian and Trustee:

          Citi Ohio provides fund accounting services for the Trusts. For its services to the Portfolios, Citi Ohio receives an annual fee per Portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

          Each of the non-interested Trustees is compensated with a $60,000 annual Board retainer for services as a Trustee of the Trusts and the other HSBC Investor Funds, as well as a $3,000 annual retainer for each Committee of the Board of the Trusts and other HSBC Investor Funds. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

HSBC INVESTOR PORTFOLIOS	100

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2009 (Unaudited) (continued)

5.	Investment Transactions:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2009 were as follows:

Portfolio Name	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government

Core Plus Fixed Income Portfolio	$11,803,002	$50,830,863	$1,076,886	$265,202
Intermediate Duration Fixed Income Portfolio	6,093,970	10,230,505	752,233	1,120,765
Growth Portfolio	24,756,762	26,642,330	—	—
International Equity Portfolio	47,378,470	66,117,358	—	—
Opportunity Portfolio	30,428,251	40,680,839	—	—
Value Portfolio	9,255,213	5,537,209	—	—

6.	Federal Income Tax Information:

At April 30, 2009, the cost, gross unrealized appreciation and gross unrealized depreciation on securities for federal income tax purposes, were as follows:

Fund	Tax Cost of Securities ($)	Tax Unrealized Appreciation ($)	Tax Unrealized Depreciation ($)	Net Unrealized Appreciation/ (Depreciation) ($)*

Core Plus Fixed Income Portfolio	103,264,397	832,138	(10,489,752)	(9,657,614)
Intermediate Duration Portfolio	19,536,927	115,226	(1,410,568)	(1,295,342)
Growth Portfolio	84,398,334	4,783,687	(10,627,205)	(5,843,518)
International Equity Portfolio	240,920,820	5,284,841	(81,771,892)	(76,487,051)
Opportunity Portfolio	131,926,987	7,847,417	(28,988,493)	(21,141,076)
Value Portfolio	57,029,091	2,994,252	(16,956,526)	(13,962,274)

*	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales.

7.	Legal and Regulatory Matters:

          On September 26, 2006 BISYS Fund Services, Inc. (“BISYS”), an affiliate of BISYS Fund Services Ohio, Inc. which provides various services to the Portfolios as described in footnote 3, reached a settlement with the Securities and Exchange Commission (“the SEC”) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Although BISYS has reached a settlement with the SEC, the Portfolios’ management is not aware that any determination has been made as to how the BISYS settlement monies will be distributed. While the Portfolios’ management is currently unable to determine the impact, if any, of such matters on the Portfolios or the Portfolios’ financial statements, management does not anticipate a material, adverse impact to the Portfolios or the Portfolios’ financial statements.

101	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Investment Adviser Contract Approval—as of April 30, 2009 (Unaudited)

          The Board of Trustees of the HSBC Investor Funds Trust, HSBC Advisor Funds Trust and HSBC Investor Portfolios (collectively, the “Trusts”), and the non-interested Trustees (“Independent Trustees”), voting separately, approved the renewal, for a year, of the Investment Advisory Agreements and, where applicable Sub-Advisory Agreements (other than the Sub-Advisory Agreement with Halbis Capital Management (USA) Inc. (“Halbis”)), with respect to the respective series of the Trusts then existing (“Funds”) at an in-person meeting held on December 8, 2008. At that meeting, as well as at the regular meeting of the Board held on March 30, 2009, the Independent Trustees also reviewed and approved short-term extensions to the Sub-Advisory Agreement between the HSBC Global Asset Management (USA) Inc. (“Adviser”) and Halbis with respect to the HSBC Investor Core Plus Fixed Income Fund, HSBC Investor High Yield Fixed Income Fund, HSBC Investor Intermediate Duration Fixed Income Fund, and the HSBC Investor New York-Tax Free Bond Fund (the “Fixed Income Funds”) (the Investment Advisory Agreements and Sub-Advisory Agreements are collectively referred to as the “Agreements”).

          In determining whether it was appropriate to approve the Agreements for the Funds, the Independent Trustees requested information from the Adviser and the various subadvisers that they believed to be reasonably necessary to reach their conclusion. In an Executive Session, the Independent Trustees carefully evaluated this information, and were advised by independent legal counsel with respect to their deliberations. Based on their review of the information requested and provided for each Fund, the Independent Trustees determined that the relevant Agreements were consistent with the best interests of the Funds and their shareholders, and enabled the Funds to receive high quality services at a cost that is appropriate and reasonable. The Independent Trustees, along with the entire Board of Trustees, made these determinations on the basis of the following considerations, among others:

Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Trustees considered the nature, quality and extent of the investment advisory services provided by the Adviser (and, as applicable, the subadvisers), in light of the high quality services provided to the Funds, and each Fund’s historic performance. The Trustees considered the commitment of the Adviser to the successful operations of the Funds. The Trustees considered the historical performance of the Funds and the level of expenses of the Funds. With respect to the equity Funds, the Trustees considered the capabilities and performance of the Adviser’s Multimanager unit. The Trustees also considered the use of expense limitation agreements in order to reduce the overall operating expenses of certain Funds. The Trustees also took note of the long term relationship between the Adviser and the Funds and the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds. For the Fixed Income Funds, the Independent Trustees also considered the Adviser’s and Halbis’ plans for the Fixed Income Funds. The Trustees also considered the extent to which the Adviser and investment Sub-Advisers had achieved economies of scale and the extent to which shareholders benefited from those economies of scale.

Investment Performance of the Funds, Adviser and Sub-Advisers. The Trustees considered short-term and long-term investment performance of each Fund over various periods of time as compared to a peer group of comparable funds. The Trustees took note of performance information for one, three and five year periods and since inception as relevant. In addition, the Trustees compared expenses of each Fund to the expenses of its peers, noting that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size.

Costs of Services and Profits Realized by the Adviser. The Trustees considered the Adviser’s overall profitability and costs and an analysis of the estimated profitability to the Adviser from its relationship with the Funds. The Trustees considered that the advisory fees under the Agreements were within the range of those of similar funds, noting the high level of resource, expertise and experience that was provided to the Funds by the Adviser and Sub-Advisers. The Trustees concluded that the combined advisory fees payable to the Adviser and the Funds’ Sub-Advisers are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser’s relationship with the Funds, and the comparability of the advisory fee to similar fees paid by comparable mutual funds.

Other Relevant Considerations. The Independent Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser and Sub-Advisers. The Trustees also noted the range of investment advisory and administrative services provided by the Adviser to the Funds and the level and quality of these services, in particular the quality of the personnel providing these services. In addition, the Trustees considered the overall favorable investment performance of the Funds.

          Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees by a unanimous vote of those present in person at the meetings (including a separate vote of the Independent Trustees present in person at the meetings), approved the Agreements.

HSBC INVESTOR PORTFOLIOS	102

HSBC INVESTOR PORTFOLIOS

Table of Shareholder Expenses (unaudited)—as of April 30, 2009

As a shareholder of the HSBC Investor Portfolios (“Portfolios”), you incur ongoing costs, including management fees and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2008 through April 30, 2009.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 11/1/08	Ending Account Value 4/30/09	Expenses Paid During Period* 11/1/08 – 4/30/09	Annualized Expense Ratio During Period 11/1/08 – 4/30/09

Core Plus Fixed Income Portfolio	$1,000.00	$1,060.50	$3.47	0.68%
Intermediate Duration Fixed Income Portfolio	1,000.00	1,053.70	4.63	0.91%
Growth Portfolio	1,000.00	1,020.50	3.51	0.70%
International Equity Portfolio	1,000.00	955.30	4.51	0.93%
Opportunity Portfolio	1,000.00	963.10	4.43	0.91%
Value Portfolio	1,000.00	954.10	3.34	0.69%

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/08	Ending Account Value 4/30/09	Expenses Paid During Period* 11/1/08 – 4/30/09	Annualized Expense Ratio During Period 11/1/08 – 4/30/09

Core Plus Fixed Income Portfolio	$1,000.00	$1,021.42	$3.41	0.68%
Intermediate Duration Fixed Income Portfolio	1,000.00	1,020.28	4.56	0.91%
Growth Portfolio	1,000.00	1,021.32	3.51	0.70%
International Equity Portfolio	1,000.00	1,020.18	4.66	0.93%
Opportunity Portfolio	1,000.00	1,020.28	4.56	0.91%
Value Portfolio	1,000.00	1,021.37	3.46	0.69%

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

103	HSBC INVESTOR PORTFOLIOS

Other Information:

          A description of the policies and procedures that the Funds and Portfolios use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders or on the Funds’ website at www.investorfunds.us.hsbc.com and the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov. A copy of the Funds’ and Portfolios’ voting records for the most recent 12 month period ending June 30 are available at the Commission’s website at http://www.sec.gov.

          Schedules of Portfolio Investments for fiscal quarters ending January 31 and July 31 will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com and on the Commission’s website at http://www.sec.gov.

          An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC INVESTOR PORTFOLIOS	104

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HSBC INVESTOR FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR
HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS
HSBC Investor Growth Portfolio
Winslow Capital Management, Inc.
4720 IDS Tower
80th South Eighth Street
Minneapolis, MN 55402

HSBC Investor International Equity Portfolio
AllianceBernstein Investment Research and Management
1345 Avenue of the Americas, 39th Floor
New York, NY 10105

HSBC Investor Mid-Cap Fund
Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009-6063

HSBC Investor Opportunity Portfolio
Westfield Capital Management, LLC
One Financial Center
Boston, MA 02111

HSBC Investor Value Portfolio
NWQ Investment Management Co., LLC
2049 Century Park East, 16th Floor
Los Angeles, CA 90067

HSBC Investor Core Plus Fixed Income Portfolio
HSBC Investor Intermediate Duration Fixed
Income Portfolio
HSBC Investor New York Tax-Free Bond Fund
Halbis Capital Management (USA) Inc.
452 Fifth Avenue, 18th Floor
New York, NY 10018

SHAREHOLDER SERVICING AGENTS
For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients
HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders
HSBC Investor Funds
P.O. Box 182845
Columbus, OH 43218-2845
1-800-782-8183

TRANSFER AGENT AND SPONSOR
Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
Foreside Distribution Services, L.P.
690 Taylor Road, Suite 150
Gahanna, OH 43230-3202

CUSTODIAN
The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

The HSBC Investor Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

— NOT FDIC INSURED	— NO BANK GUARANTEE	— MAY LOSE VALUE

HSB-0008	06/09

Item 2. Code of Ethics.

Not applicable – Only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable – Only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable – Only for annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Included as a part of the report to shareholders filed under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable – Only effective for annual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HSBC ADVISOR FUNDS TRUST

By (Signature and Title)*	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	June 30, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	June 30, 2009

By (Signature and Title)*	/s/ Troy A. Sheets
Troy A. Sheets
Treasurer

Date	June 30, 2009

* Print the name and title of each signing officer under his or her signature.